 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 1996.

                                                                FILE NO. 2-62329

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 22                        [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                             AMENDMENT NO. 20                                [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                    MERRILL LYNCH CORPORATE BOND FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            P.O. BOX 9011
         PRINCETON, NEW JERSEY                         08543-9011
   (ADDRESS OF PRINCIPAL EXECUTIVE                     (ZIP CODE)
              OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800


                                 ARTHUR ZEIKEL
                    MERRILL LYNCH CORPORATE BOND FUND, INC.

                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

      PHILIP L. KIRSTEIN, ESQ.                LEONARD B. MACKEY, JR., ESQ.
     FUND ASSET MANAGEMENT, L.P.                     ROGERS & WELLS
            P.O. BOX 9011                            200 PARK AVENUE
  PRINCETON, NEW JERSEY 08543-9011            NEW YORK, NEW YORK 10166

              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                      [X] immediately upon filing pursuant to paragraph (b)
                      [_] on (date) pursuant to paragraph (b)
                      [_] 60 days after filing pursuant to paragraph (a)
                      [_] on (date) pursuant to paragraph (a)(i)
                      [_] 75 days after filing pursuant to paragraph (a)(ii)
                      [_] on (date) pursuant to paragraph (a)(ii) of rule 485
              IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                      [_] this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment

                        CALCULATION OF REGISTRATION FEE

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS D SHARES OF INTERMEDIATE TERM PORTFOLIO COMMON STOCK, HIGH INCOME PORTFOLIO COMMON STOCK AND HIGH QUALITY PORTFOLIO COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON NOVEMBER 29, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    MERRILL LYNCH CORPORATE BOND FUND, INC.

                             CROSS REFERENCE SHEET

                                   FORM N-1A

  ITEM                                                  LOCATION
  ----                                                  --------
 PART A
   1.   Cover Page....................   Cover Page
   2.   Synopsis......................   Fee Table
   3.   Financial Highlights..........   Financial Highlights; Performance Data
   4.   General Description of
         Registrant...................   Investment Objectives and Policies;
                                          Investment Policies of the
                                          Portfolios; Additional Information
   5.   Management of the Fund........   Fee Table; Investment Adviser;
                                          Directors; Portfolio Transactions;
                                          Additional Information
   5A.  Management's Discussion of
         Fund Performance.............   *
   6.   Capital Stock and Other
         Securities...................   Cover Page; Dividends, Distributions
                                          and Taxes; Additional Information
   7.   Purchase of Securities Being
         Offered......................   Fee Table; Purchase of Shares; Merrill
                                          Lynch Select Pricing SM System;
                                          Additional Information
   8.   Redemption or Repurchase......   Fee Table; Redemption of Shares;
                                          Merrill Lynch Select Pricing SM
                                          System; Shareholder Services
  *9.   Pending Legal Proceedings.....   *
 PART B
  10.   Cover Page....................   Cover Page
  11.   Table of Contents.............   Table of Contents
  12.   General Information and
         History......................   Additional Information
  13.   Investment Objectives and
         Policies.....................   Investment Objectives and Policies;
                                          Investment Restrictions; Portfolio
                                          Transactions
  14.   Management of the Fund........   Management of the Fund
 *15.   Control Persons and Principal
         Holders of Securities........   *
  16.   Investment Advisory and Other
         Services.....................   Management of the Fund; Purchase of
                                          Shares
  17.   Brokerage Allocation and Other
         Practices....................   Portfolio Transactions
 *18.   Capital Stock and Other
         Securities...................   *
  19.   Purchase, Redemption and
         Pricing of Securities Being
         Offered......................   Purchase of Shares; Determination of
                                          Net Asset Value; Redemption of
                                          Shares; Systematic Withdrawal Plans;
                                          Retirement Plans; Exchange Privilege;
                                          Additional Information
  20.   Tax Status....................   Dividends, Distributions and Taxes
  21.   Underwriters..................   Distributor
  22.   Calculation of Performance
         Data.........................   Performance Data
  23.   Financial Statements..........   Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.
--------
* Item inapplicable or answer negative.

PROSPECTUS

JANUARY 26, 1996

                    MERRILL LYNCH CORPORATE BOND FUND, INC.

P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company consisting of three separate Portfolios. The primary objective of each Portfolio is to provide shareholders with as high a level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. Each Portfolio invests primarily in a diversified portfolio of corporate fixed-income securities, such as corporate bonds and notes, convertible securities and preferred stocks. There can be no assurance that the objectives of any Portfolio will be realized. Each of the Portfolios pursues its investment objective through the separate investment policies described below:

  The High Income Portfolio may invest substantially all of its assets in fixed-income securities which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Ratings Group), or in unrated securities of comparable quality. Lower rated securities, commonly known as "junk bonds," generally involve greater risks, including risk of default, volatility of price and risks to principal and income, than securities in the higher rating categories. Investors should consider these risks carefully before investing. See "Investment Policies of the Portfolios," p. 17.

  Investment Grade Portfolio invests primarily in long-term corporate bonds rated A or better by either Moody's Investors Service, Inc. or Standard &
Poor's Ratings Group. The Investment Grade Portfolio was formerly known as the High Quality Portfolio. Except for the change in name, no other changes to the Portfolio or in its investment objectives or policies occurred.
                                                   (continued on following page)

                               ----------------

THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES  AND
 EXCHANGE  COMMISSION OR ANY STATE  SECURITIES COMMISSION NOR HAS THE  SECURI-
  TIES  AND EXCHANGE  COMMISSION OR  ANY STATE  SECURITIES COMMISSION  PASSED
   UPON THE  ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus sets forth in concise form the information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 26, 1996, and is available upon request and without charge, by calling or writing the Fund at the address and telephone number set forth above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

(continued from cover page)

  Intermediate Term Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group) with a maximum remaining maturity not to exceed ten years and, depending on market conditions, an average remaining maturity of five to seven years is anticipated.

  For more information on the Fund's investment objective and policies, please see "Investment Objectives and Policies" on page 17.

  Each Portfolio is in effect a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing SM System, each of the Fund's Portfolios offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing SM System" on page 5.

  Shares of the Fund's Portfolios may be purchased directly from the Distributor, P.O. Box 9081, Princeton, New Jersey 08543-9081, (609) 282-2800, or from other securities dealers which have entered into selected dealer agreements with the Distributor. See "Purchase of Shares," below. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions effected directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

  The minimum initial purchase for shares of each Portfolio is $1,000 ($100 for retirement plans), and the minimum subsequent purchase is $50 ($1 for retirement plans). A shareholder may have his shares redeemed at the net asset value per share of the Portfolio represented by the redeemed shares.

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows.

                            HIGH INCOME PORTFOLIO                    INVESTMENT GRADE PORTFOLIO
                    -----------------------------------------   -----------------------------------------
                    CLASS A(a)  CLASS B(b)  CLASS C   CLASS D   CLASS A(a)  CLASS B(b)  CLASS C   CLASS D
                    ----------  ----------  -------   -------   ----------  ----------  -------   -------
Shareholder Transaction
Expenses:
 Maximum Sales
 Charge Imposed on
 Purchases (as a
 percentage of
 offering price)..    4.00%(c)     None       None     4.00%(c)   4.00%(c)     None       None     4.00%(c)
 Sales Charge
 Imposed on
 Dividend
 Reinvestments....     None        None       None      None       None        None       None      None
 Deferred Sales
 Charge (as a
 percentage of
 original purchase
 price or
 redemption
 proceeds,
 whichever
 is lower)........     None(e)    4.00%(j)   1.00%(k)   None(e)    None(e)    4.00%(j)   1.00%(k)   None(e)
 Exchange Fee.....     None        None       None      None       None        None       None      None
Annual Portfolio
Operating
Expenses(f):
 Investment
 Adviser Fees(g)..    0.41%       0.41%      0.41%     0.41%      0.36%       0.36%      0.36%     0.36%
 12b-1 Fees(h):
 Account
 Maintenance Fees.     None       0.25%      0.25%     0.25%       None       0.25%      0.25%     0.25%
 Distribution
 Fees.............     None       0.50%(l)   0.55%      None       None       0.50%(l)   0.55%      None
 Other Expenses:
 Custodial Fees...    0.01%       0.01%      0.01%     0.01%      0.01%       0.01%      0.01%     0.01%
 Shareholder
 Servicing
 Costs(i).........    0.09%       0.11%      0.12%     0.10%      0.16%       0.18%      0.18%     0.16%
 Other Fees.......    0.04%       0.04%      0.04%     0.04%      0.05%       0.05%      0.05%     0.05%
                      -----       -----      -----     -----      -----       -----      -----     -----
  Total Other
  Expenses........    0.14%       0.16%      0.17%     0.15%      0.22%       0.24%      0.24%     0.22%
                      -----       -----      -----     -----      -----       -----      -----     -----
 Total Portfolio
 Operating
 Expenses.........    0.55%       1.32%      1.38%     0.81%      0.58%       1.35%      1.40%     0.83%
                      =====       =====      =====     =====      =====       =====      =====     =====
                          INTERMEDIATE TERM PORTFOLIO
                    ---------------------------------------------
                    CLASS A(a)  CLASS B(b)  CLASS C(m)  CLASS D
                    ----------- ----------- ----------- ---------
Shareholder Transaction
Expenses:
 Maximum Sales
 Charge Imposed on
 Purchases (as a
 percentage of
 offering price)..    1.00%(d)     None        None      1.00%(d)
 Sales Charge
 Imposed on
 Dividend
 Reinvestments....     None        None        None       None
 Deferred Sales
 Charge (as a
 percentage of
 original purchase
 price or
 redemption
 proceeds,
 whichever
 is lower)........     None(e)    1.00%(k)    1.00%(k)    None(e)
 Exchange Fee.....     None        None        None       None
Annual Portfolio
Operating
Expenses(f):
 Investment
 Adviser Fees(g)..    0.36%       0.36%       0.36%      0.36%
 12b-1 Fees(h):
 Account
 Maintenance Fees.     None       0.25%       0.25%      0.10%
 Distribution
 Fees.............     None       0.25%(l)    0.25%       None
 Other Expenses:
 Custodial Fees...    0.01%       0.01%       0.01%      0.01%
 Shareholder
 Servicing
 Costs(i).........    0.14%       0.16%       0.19%      0.15%
 Other Fees.......    0.08%       0.08%       0.08%      0.08%
                      -----       -----       -----      -----
  Total Other
  Expenses........    0.23%       0.25%       0.28%      0.24%
                      -----       -----       -----      -----
 Total Portfolio
 Operating
 Expenses.........    0.59%       1.11%       1.14%      0.70%
                      =====       =====       =====      =====

----

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 33.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.

(d) Reduced for purchases of $100,000 and over. Class A or Class D purchases of $1,000,000 or more are not subject to an initial sales charge but instead may be subject to a .20% CDSC for one year. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 33.

(e) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.

(f) Information for Class A and Class B shares is stated for the fiscal year ended September 30, 1995. Information for Class C and Class D shares is stated for the period October 21, 1994 (commencement of operations) to September 30, 1995.

(g) See "Investment Adviser"--page 28.

(h) See "Purchase of Shares--Distribution Plans"--page 41.

(i) See "Additional Information--Transfer Agency Services"--page 57.

(j) Decreasing 1.0% annually thereafter to 0.0% after the fourth year.

(k) Decreasing 1.0% annually thereafter to 0.0% after the first year.

(l) Class B shares convert to Class D shares automatically after approximately ten years and cease being subject to distribution fees.

(m) Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege. See page 51.

EXAMPLE:

                            CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                            --------------------------------------------------
                             1 YEAR       3 YEARS      5 YEARS      10 YEARS
                            ----------   ----------   ----------   -----------
An investor in the
 Portfolios (and Classes)
 listed below would pay
 the following expenses on
 a $1,000 investment,
 including for Class A and
 Class D shares of the
 High Income Portfolio and
 Investment Grade
 Portfolio the maximum $40
 front-end sales charge
 and for shares of the
 Intermediate Term
 Portfolio the maximum $10
 front-end sales charge
 and assuming (i) the
 operating expense ratio
 set forth opposite the
 Portfolio or Class
 thereof, (ii) a 5% annual
 return throughout the
 periods indicated and
 (iii) redemption at the
 end of the period:
High Income Portfolio
  Class A.................  $45          $57          $70          $106
  Class B.................  $53          $62          $72          $159
  Class C.................  $24          $44          $76          $166
  Class D.................  $48          $65          $83          $136
Investment Grade Portfolio
  Class A.................  $46          $58          $71          $110
  Class B.................  $54          $63          $74          $162
  Class C.................  $24          $44          $77          $168
  Class D.................  $48          $65          $84          $138
Intermediate Term
 Portfolio
  Class A.................  $16          $29          $43          $ 83
  Class B.................  $21          $35          $61          $135
  Class C*................  $22          $36          $63          $139
  Class D.................  $17          $32          $49          $ 96
An investor would pay the
 following expenses on the
 same $1,000 investment
 assuming no redemption at
 the end of the period:
High Income Portfolio
  Class A.................  $45          $57          $70          $106
  Class B.................  $13          $42          $72          $159
  Class C.................  $14          $44          $76          $166
  Class D.................  $48          $65          $83          $136
Investment Grade Portfolio
  Class A.................  $46          $58          $71          $110
  Class B.................  $14          $43          $74          $162
  Class C.................  $14          $44          $77          $168
  Class D.................  $48          $65          $84          $138
Intermediate Term
 Portfolio
  Class A.................  $16          $29          $43          $ 83
  Class B.................  $11          $35          $61          $135
  Class C*................  $12          $36          $63          $139
  Class D.................  $17          $32          $49          $ 96

--------

* Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege.

  The foregoing Fee Table is intended to assist investors in understanding costs and expenses that a shareholder in a Portfolio (and Classes) of the Fund will bear directly or indirectly. The Example set forth above assumes the reinvestment of all dividends and distributions and utilizes a five percent annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN OF ANY PORTFOLIO AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR THE PURPOSE OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). In addition, the Example does not reflect the processing fee (presently $4.85) Merrill Lynch may charge its customers for confirming purchases and redemptions.

                     MERRILL LYNCH SELECT PRICING SM SYSTEM

  Each Portfolio of the Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C (for the High Income and Investment Grade Portfolios only) are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Intermediate Term Portfolio are offered only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or certain other funds. The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of one of the Fund's Portfolios represents an identical interest in the investment portfolio of that Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares of a Portfolio, as well as the account maintenance fees that are imposed on the Class D shares of a Portfolio, will be imposed directly against those classes and not against all assets of the relevant Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

                  HIGH INCOME AND INVESTMENT GRADE PORTFOLIOS


                                            ACCOUNT
                                          MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS          SALES CHARGE(/1/)            FEE         FEE             FEATURE
-----------------------------------------------------------------------------------------
    A          Maximum 4.00% initial          No           No                No
              sales charge(/2/),(/3/)
-----------------------------------------------------------------------------------------
    B      CDSC for a period of 4 years,     0.25%       0.50%      B shares convert to
             at a rate of 4.0% during                              D shares automatically
          the first year, decreasing 1.0%                           after approximately
                  annually to 0.0%                                     ten years(/4/)
-----------------------------------------------------------------------------------------
    C         1.0% CDSC for one year         0.25%       0.55%               No
           decreasing to 0.0% after the
                    first year
-----------------------------------------------------------------------------------------
    D          Maximum 4.00% initial         0.25%         No                No
                 sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for one year. See "Class A" and "Class D".

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Portfolios are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

                          INTERMEDIATE TERM PORTFOLIO


                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS           SALES CHARGE(/1/)            FEE         FEE             FEATURE
------------------------------------------------------------------------------------------
    A           Maximum 1.00% initial          No           No                No
               sales charge(/2/),(/3/)
------------------------------------------------------------------------------------------
    B        CDSC for one year, at a rate     0.25%       0.25%      B shares convert to
               of 1.0% during the first                             D shares automatically
            year, decreasing to 0.0% after                           after approximately
                    the first year                                      ten years(/4/)
------------------------------------------------------------------------------------------
    C(/5/)      1.0% CDSC for one year        0.25%       0.25%               No
             decreasing to 0.0% after the
                      first year
------------------------------------------------------------------------------------------
    D           Maximum 1.00% initial         0.10%         No                No
                  sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $100,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 0.20% CDSC for one year. See "Class A" and "Class D".

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Portfolios are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(5) Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege. See p. 51.

Class A: Class A shares of a Portfolio incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account are entitled to purchase additional Class A shares of that Portfolio in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to directors and employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00% for the High Income and Investment Grade Portfolios and 1.00% for the Intermediate Term Portfolio, and is reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs, for the High Income and Investment Grade Portfolios or $100,000 for the Intermediate Term Portfolio. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a contingent deferred sales charge

      ("CDSC") of 1.0% for the High Income and Investment Grade Portfolios or 0.20% for the Intermediate Term Portfolio, if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares of a Portfolio do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% of the Portfolio's average net assets attributable to the Class B shares, an ongoing distribution fee of 0.50% of average net assets attributable to Class B shares for the High Income and Investment Grade Portfolios, or 0.25% of average net assets attributable to Class B shares for the Intermediate Term Portfolio and a CDSC if they are redeemed within four years of purchase for the High Income and Investment Grade Portfolios or within one year of purchase for the Intermediate Term Portfolio. Approximately ten years after issuance, Class B shares of a Portfolio will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of a Portfolio are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares of a Portfolio do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% of average net assets and an ongoing distribution fee of 0.55% of average net assets for the High Income and Investment Grade Portfolios or 0.25% of average net assets for the Intermediate Term Portfolio. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B shares of the High Income and Investment Grade Portfolios and one year for the Intermediate Term Portfolio), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege.

Class D: Class D shares of a Portfolio incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of average net assets for the High Income and

      Investment Grade Portfolios and 0.10% of average net assets for the Intermediate Term Portfolio. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% for the High Income and Investment Grade Portfolios or 0.20% for the Intermediate Term Portfolio, if the shares are redeemed within one year of purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares of a Portfolio will be converted into Class D shares of that Portfolio after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below, in connection with shares of the High Income Portfolio, Investment Grade Portfolio and the Intermediate Term Portfolio has been audited in conjunction with the audits of the financial statements of the Portfolios by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended September 30, 1995, and the independent auditors' report thereon, are included in the Statement of Additional Information. Financial information for Class C and D shares is for the period October 21, 1994 (commencement of operations) to September 30, 1995. Further information about the performance of each Portfolio is contained in the Fund's Annual Report, which can be obtained, without charge, upon request.

                             HIGH INCOME PORTFOLIO

THE FOLLOWING
PER SHARE
DATA AND
RATIOS HAVE
BEEN DERIVED
FROM
INFORMATION
PROVIDED IN
THE FINANCIAL
STATEMENTS:

                                                                   CLASS A
                          --------------------------------------------------------------------------------------------------



                                                      FOR THE YEAR ENDED SEPTEMBER 30,
                          --------------------------------------------------------------------------------------------------
                            1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......  $   7.66  $   8.13  $   7.84  $   7.02  $   6.39  $   7.52  $   7.90  $   8.05  $   8.28  $   8.15
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income--net..       .81       .75       .79       .87       .92      1.00       .95       .96       .95       .99
Realized and unrealized
 gain (loss) on
 investments--net.......       .14      (.47)      .29       .82       .63     (1.13)     (.37)     (.15)     (.23)      .13
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............       .95       .28      1.08      1.69      1.55      (.13)      .58       .81       .72      1.12
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less dividends
   from investment
 income--net............      (.81)     (.75)     (.79)     (.87)     (.92)    (1.00)     (.96)     (.96)     (.95)     (.99)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 year...................  $   7.80  $   7.66  $   8.13  $   7.84  $   7.02  $   6.39  $   7.52  $   7.90  $   8.05  $   8.28
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
 RETURN:*
Based on net asset value
 per share..............    13.26%     3.42%    14.35%    25.22%    26.46%    (1.95%)    7.69%    10.82%     8.82%    14.30%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................      .55%      .53%      .55%      .59%      .66%      .68%      .66%      .64%      .65%      .71%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Investment income--net..    10.70%     9.27%     9.78%    11.44%    14.13%    14.22%    12.30%    12.33%    11.31%    11.68%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........  $902,321  $876,573  $886,784  $683,801  $522,703  $486,426  $641,619  $759,403  $811,558  $597,379
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Portfolio turnover......    24.58%    32.52%    34.85%    40.52%    39.95%    47.60%    56.00%    38.99%    56.95%    32.97%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

--------

* Total investment returns exclude the effects of sales loads.

                           HIGH INCOME PORTFOLIO

THE FOLLOWING
PER SHARE
DATA AND
RATIOS HAVE
BEEN DERIVED
FROM
INFORMATION
PROVIDED IN
THE FINANCIAL
STATEMENTS:

                                                          CLASS B                                       CLASS C   CLASS D
                           ---------------------------------------------------------------------------  --------  --------
                                                                                              FOR THE
                                                                                              PERIOD     FOR THE PERIOD
                                                                                             OCT. 21,      OCTOBER 21,
                                        FOR THE YEAR ENDED SEPTEMBER 30,                     1988+ TO       1994+ TO
                           ----------------------------------------------------------------  SEPT. 30,    SEPTEMBER 30,
                              1995        1994        1993       1992      1991      1990      1989           1995
                           ----------  ----------  ----------  --------  --------  --------  ---------  ------------------
 INCREASE (DECREASE) IN
  NET ASSET VALUE:
 PER SHARE OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of period....  $     7.66  $     8.13  $     7.85  $   7.02  $   6.40  $   7.52  $   7.92   $   7.59  $   7.59
                           ----------  ----------  ----------  --------  --------  --------  --------   --------  --------
 Investment income--net..         .75         .69         .72       .81       .87       .95       .86        .71       .75
 Realized and unrealized
  gain (loss) on
  investments--net.......         .14        (.47)        .28       .83       .62     (1.12)     (.40)       .22       .21
                           ----------  ----------  ----------  --------  --------  --------  --------   --------  --------
 Total from investment
  operations.............         .89         .22        1.00      1.64      1.49      (.17)      .46        .93       .96
                           ----------  ----------  ----------  --------  --------  --------  --------   --------  --------
 Less dividends from
 investment
 income--net.............        (.75)       (.69)       (.72)     (.81)     (.87)     (.95)     (.86)      (.71)     (.75)
                           ----------  ----------  ----------  --------  --------  --------  --------   --------  --------
 Net asset value, end of
  period.................  $     7.80  $     7.66  $     8.13  $   7.85  $   7.02  $   6.40  $   7.52   $   7.81  $   7.80
                           ==========  ==========  ==========  ========  ========  ========  ========   ========  ========
 TOTAL INVESTMENT
  RETURN:**
 Based on net asset value
  per share..............      12.42%       2.66%      13.35%    24.44%    25.32%    (2.54%)    6.08%#    12.93%#   13.37%#
                           ==========  ==========  ==========  ========  ========  ========  ========   ========  ========
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses, excluding
  account maintenance and
  distribution fees......        .57%        .54%        .56%      .60%      .67%      .70%      .70%*      .58%*     .56%*
                           ==========  ==========  ==========  ========  ========  ========  ========   ========  ========
 Expenses................       1.32%       1.29%       1.31%     1.35%     1.42%     1.45%     1.45%*     1.38%*     .81%*
                           ==========  ==========  ==========  ========  ========  ========  ========   ========  ========
 Investment income--net..       9.81%       8.53%       8.94%    10.42%    13.24%    13.69%    11.75%*     9.06%*    9.70%*
                           ==========  ==========  ==========  ========  ========  ========  ========   ========  ========
 SUPPLEMENTAL DATA:
 Net assets, end of
  period (in thousands)..  $3,220,767  $2,347,223  $1,823,275  $847,354  $264,486  $157,979  $120,969   $135,019  $102,676
                           ==========  ==========  ==========  ========  ========  ========  ========   ========  ========
 Portfolio turnover......      24.58%      32.52%      34.85%    40.52%    39.95%    47.60%    56.00%     24.58%    24.58%
                           ==========  ==========  ==========  ========  ========  ========  ========   ========  ========

--------

 * Annualized.

** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.

# Aggregate total investment return.

                        INVESTMENT GRADE PORTFOLIO

THE FOLLOWING
PER SHARE
DATA AND
RATIOS HAVE
BEEN DERIVED
FROM
INFORMATION
PROVIDED IN
THE FINANCIAL
STATEMENTS:

                                                                   CLASS A
                          --------------------------------------------------------------------------------------------------


                                                      FOR THE YEAR ENDED SEPTEMBER 30,
                          --------------------------------------------------------------------------------------------------
                            1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......  $  10.77  $  12.81  $  12.30  $  11.59  $  10.83  $  11.21  $  11.04  $  10.61  $  11.69  $  10.93
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income--net..       .80       .75       .81       .88       .92       .95      1.00       .99       .99      1.11
Realized and unrealized
 gain (loss) on
 investments--net.......       .74     (1.49)      .67       .71       .76      (.38)      .17       .43     (1.08)      .76
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............      1.54      (.74)     1.48      1.59      1.68       .57      1.17      1.42      (.09)     1.87
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less dividends and
 distributions:
Investment income--net..      (.80)     (.75)     (.81)     (.88)     (.92)     (.95)    (1.00)     (.99)     (.99)    (1.11)
Realized gain on
 investments--net.......       --       (.10)     (.16)      --        --        --        --        --        --        --
In excess of realized
 gain on investments--
 net....................       --       (.45)      --        --        --        --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions..........      (.80)    (1.30)     (.97)     (.88)     (.92)     (.95)    (1.00)     (.99)     (.99)    (1.11)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 year...................  $  11.51  $  10.77  $  12.81  $  12.30  $  11.59  $  10.83  $  11.21  $  11.04  $  10.61  $  11.69
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
 RETURN:*
Based on net asset value
 per share..............    14.92%    (6.03%)   12.76%    14.30%    16.18%     5.22%    11.11%    13.75%    (1.14%)   17.66%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................      .58%      .53%      .56%      .58%      .61%      .64%      .66%      .60%      .59%      .66%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Investment income--net..     7.30%     6.61%     6.94%     7.43%     8.26%     8.54%     9.04%     9.02%     8.52%     9.51%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........  $472,388  $366,792  $407,625  $362,139  $324,818  $307,723  $289,804  $258,435  $238,637  $224,820
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Portfolio turnover......   108.07%   159.05%   121.34%    65.43%   126.32%   126.39%   212.85%   174.99%   126.19%    93.76%
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

--------

 * Total investment returns exclude the effects of sales loads.

                        INVESTMENT GRADE PORTFOLIO

THE FOLLOWING
PER SHARE
DATA AND
RATIOS HAVE
BEEN DERIVED
FROM
INFORMATION
PROVIDED IN
THE FINANCIAL
STATEMENTS:

                                                        CLASS B                                     CLASS C  CLASS D
                          ------------------------------------------------------------------------- -------  -------
                                                                                         FOR THE
                                                                                         PERIOD     FOR THE PERIOD
                                                                                       OCTOBER 21,    OCTOBER 21,
                                    FOR THE YEAR ENDED SEPTEMBER 30,                    1988+ TO       1994+ TO
                          ----------------------------------------------------------  SEPTEMBER 30,  SEPTEMBER 30,
                            1995      1994      1993      1992      1991      1990        1989           1995
                          --------  --------  --------  --------  --------  --------  ------------- ----------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......  $  10.77  $  12.81  $  12.30  $  11.59  $  10.83  $  11.21     $ 11.08    $ 10.67  $ 10.67
                          --------  --------  --------  --------  --------  --------     -------    -------  -------
Investment income--net..       .72       .66       .72       .79       .84       .86         .87        .67      .73
Realized and unrealized
 gain (loss) on
 investments--net.......       .74     (1.49)      .67       .71       .76      (.38)        .13        .84      .84
                          --------  --------  --------  --------  --------  --------     -------    -------  -------
Total from investment
 operations.............      1.46      (.83)     1.39      1.50      1.60       .48        1.00       1.51     1.57
                          --------  --------  --------  --------  --------  --------     -------    -------  -------
Less dividends and
 distributions:
Investment income--net..      (.72)     (.66)     (.72)     (.79)     (.84)     (.86)       (.87)      (.67)    (.73)
Realized gain on
 investments--net.......       --       (.10)     (.16)      --        --        --          --         --       --
In excess of realized
 gain on investments--
 net....................       --       (.45)      --        --        --        --          --         --       --
                          --------  --------  --------  --------  --------  --------     -------    -------  -------
Total dividends and
 distributions..........      (.72)    (1.21)     (.88)     (.79)     (.84)     (.86)       (.87)      (.67)    (.73)
                          --------  --------  --------  --------  --------  --------     -------    -------  -------
Net asset value, end of
 year...................  $  11.51  $  10.77  $  12.81  $  12.30  $  11.59  $  10.83     $ 11.21    $ 11.51  $ 11.51
                          ========  ========  ========  ========  ========  ========     =======    =======  =======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............    14.05%    (6.73%)   11.91%    13.44%    15.30%     4.42%       9.44%#    14.61%#  15.21%#
                          ========  ========  ========  ========  ========  ========     =======    =======  =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees......      .60%      .54%      .54%      .59%      .62%      .66%        .70%*      .60%*    .58%*
                          ========  ========  ========  ========  ========  ========     =======    =======  =======
Expenses................     1.35%     1.29%     1.29%     1.34%     1.37%     1.41%       1.45%*     1.40%*    .83%*
                          ========  ========  ========  ========  ========  ========     =======    =======  =======
Investment income--net..     6.52%     5.85%     5.80%     6.65%     7.50%     7.77%       8.17%*     6.27%*   6.91%*
                          ========  ========  ========  ========  ========  ========     =======    =======  =======
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........  $631,517  $483,053  $515,402  $325,706  $198,504  $174,914     $91,914    $25,778  $25,153
                          ========  ========  ========  ========  ========  ========     =======    =======  =======
Portfolio turnover......   108.07%   159.05%   121.34%    65.43%   126.32%   126.39%     212.85%    108.07%  108.07%
                          ========  ========  ========  ========  ========  ========     =======    =======  =======

--------
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.

# Aggregate total investment return.

                          INTERMEDIATE TERM PORTFOLIO

THE FOLLOWING
PER SHARE
DATA AND
RATIOS HAVE
BEEN DERIVED
FROM
INFORMATION
PROVIDED IN
THE FINANCIAL
STATEMENTS:

                                                                 CLASS A
                          -----------------------------------------------------------------------------------------------
                                                     FOR THE YEAR ENDED SEPTEMBER 30,
                          -----------------------------------------------------------------------------------------------
                            1995      1994      1993      1992      1991     1990     1989     1988      1987      1986
                          --------  --------  --------  --------  --------  -------  -------  -------  --------  --------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......  $  10.90  $  12.44  $  12.03  $  11.41  $  10.88  $ 11.05  $ 11.01  $ 10.70  $  11.69  $  10.86
                          --------  --------  --------  --------  --------  -------  -------  -------  --------  --------
Investment income--net..       .79       .75       .76       .88       .93      .97      .98      .96       .94      1.07
Realized and unrealized
 gain (loss) on
 investments--net.......       .60     (1.26)      .55       .62       .53     (.17)     .05      .31      (.99)      .83
                          --------  --------  --------  --------  --------  -------  -------  -------  --------  --------
Total from investment
 operations.............      1.39      (.51)     1.31      1.50      1.46      .80     1.03     1.27      (.05)     1.90
                          --------  --------  --------  --------  --------  -------  -------  -------  --------  --------
Less dividends and
 distributions:
Investment income--net..      (.79)     (.75)     (.76)     (.88)     (.93)    (.97)    (.99)    (.96)     (.94)    (1.07)
Realized gain on
 investments--net.......       --        --       (.14)      --        --       --       --       --        --        --
In excess of realized
 gain on investments--
 net....................       --       (.28)      --        --        --       --       --       --        --        --
                          --------  --------  --------  --------  --------  -------  -------  -------  --------  --------
Total dividends and
 distributions..........      (.79)    (1.03)     (.90)     (.88)     (.93)    (.97)    (.99)    (.96)     (.94)    (1.07)
                          --------  --------  --------  --------  --------  -------  -------  -------  --------  --------
Net asset value, end of
 year...................  $  11.50  $  10.90  $  12.44  $  12.03  $  11.41  $ 10.88  $ 11.05  $ 11.01  $  10.70  $  11.69
                          ========  ========  ========  ========  ========  =======  =======  =======  ========  ========
TOTAL INVESTMENT
 RETURN:*
Based on net asset value
 per share..............    13.32%    (4.25%)   11.39%    13.71%    13.97%    7.55%    9.79%   12.25%    (0.72%)   18.09%
                          ========  ========  ========  ========  ========  =======  =======  =======  ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................      .59%      .53%      .58%      .62%      .67%     .71%     .72%     .62%      .61%      .62%
                          ========  ========  ========  ========  ========  =======  =======  =======  ========  ========
Investment income--net..     7.14%     6.48%     6.42%     7.54%     8.35%    8.86%    8.97%    8.83%     8.09%     9.12%
                          ========  ========  ========  ========  ========  =======  =======  =======  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........  $217,714  $170,222  $193,505  $154,333  $103,170  $88,248  $87,001  $97,577  $111,207  $105,919
                          ========  ========  ========  ========  ========  =======  =======  =======  ========  ========
Portfolio turnover......   142.84%   155.42%   180.52%    95.33%   132.56%  102.53%  148.75%  152.41%   152.53%    67.12%
                          ========  ========  ========  ========  ========  =======  =======  =======  ========  ========

--------

* Total investment returns exclude the effects of sales loads.

                        INTERMEDIATE TERM PORTFOLIO

THE FOLLOWING
PER SHARE
DATA AND
RATIOS HAVE
BEEN DERIVED
FROM
INFORMATION
PROVIDED IN
THE FINANCIAL
STATEMENTS:

                                           CLASS B              CLASS C  CLASS D
                                 -----------------------------  -------  -------
                                                      FOR THE
                                   FOR THE YEAR       PERIOD    FOR THE PERIOD
                                       ENDED         NOV. 13,     OCTOBER 21,
                                   SEPTEMBER 30,     1992+ TO      1994+ TO
                                 ------------------  SEPT. 30,   SEPTEMBER 30,
                                   1995      1994      1993          1995
                                 --------  --------  ---------  ----------------
INCREASE (DECREASE) IN NET AS-
 SET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period........................  $  10.90  $  12.44  $  11.68   $ 10.81  $ 10.81
                                 --------  --------  --------   -------  -------
Investment income--net.........       .74       .69       .61       .70      .74
Realized and unrealized gain
 (loss) on investments--net....       .60     (1.26)      .90       .69      .69
                                 --------  --------  --------   -------  -------
Total from investment
 operations....................      1.34      (.57)     1.51      1.39     1.43
                                 --------  --------  --------   -------  -------
Less dividends and
 distributions:
Investment income--net.........      (.74)     (.69)     (.61)     (.70)    (.74)
Realized gain on investments--
 net...........................       --        --       (.14)      --       --
In excess of realized gain on
 investments--net..............       --       (.28)      --        --       --
                                 --------  --------  --------   -------  -------
Total dividends and
 distributions.................      (.74)     (.97)     (.75)     (.70)    (.74)
                                 --------  --------  --------   -------  -------
Net asset value, end of period.  $  11.50  $  10.90  $  12.44   $ 11.50  $ 11.50
                                 ========  ========  ========   =======  =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share.........................    12.74%    (4.72%)   13.30%#   13.26%#  13.65%#
                                 ========  ========  ========   =======  =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account
 maintenance and
 distribution fees.............      .61%      .54%      .57%*     .64%*    .60%*
                                 ========  ========  ========   =======  =======
Expenses.......................     1.11%     1.04%     1.07%*    1.14%*    .70%*
                                 ========  ========  ========   =======  =======
Investment income--net.........     6.61%     5.98%     5.61%*    6.24%*   6.81%*
                                 ========  ========  ========   =======  =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)....................  $212,146  $141,212  $134,122   $ 6,806  $16,349
                                 ========  ========  ========   =======  =======
Portfolio turnover.............   142.84%   155.42%   180.52%   142.84%  142.84%
                                 ========  ========  ========   =======  =======

--------

 * Annualized.

** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.

# Aggregate total investment return.

  The Fund, a Maryland corporation, is a diversified, open-end investment company which is comprised of three separate portfolios: the Investment Grade Portfolio, the Intermediate Term Portfolio and the High Income Portfolio. Each Portfolio is in effect a separate fund issuing its own shares. A shareholder's interest is limited to the assets of the Portfolio in which he holds shares, and a shareholder is entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio. Each Portfolio bears the expenses directly attributable to it and a portion of the Fund's general administrative expenses allocated on the basis of asset size.

                       INVESTMENT OBJECTIVES AND POLICIES

  The primary investment objective of each Portfolio of the Fund is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio, as described herein, and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. These investment objectives are a fundamental policy of each Portfolio of the Fund and may not be changed without a vote of the majority of the outstanding voting securities of such Portfolio. Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities, preferred stocks and government obligations. There can be no assurance that the objective of any Portfolio can be attained.

  The securities in each Portfolio of the Fund will be varied from time to time depending upon the judgment of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Fund anticipates that under normal circumstances more than 90% of the assets of each Portfolio will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stock. In addition, as a matter of operating policy at least 65% of the assets of each Portfolio will under normal circumstances be invested in corporate bonds. The remaining assets of a Portfolio may be held in cash or, as described herein, may be used in connection with hedging transactions in futures contracts, related options, and options on debt securities, or in connection with non-hedging transactions in options on debt securities. The Portfolios of the Fund do not intend to invest in common stocks, rights or other equity securities, but the High Income Portfolio may acquire or hold such securities (if consistent with the objectives of the Portfolio) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

  Each Portfolio is permitted to enter into transactions in futures contracts and options thereon solely for the purpose of hedging the Portfolio against adverse movements in the market value of fixed-income securities held by the Portfolio, or which the Portfolio intends to purchase, and not for the purpose of speculation. Transactions in options on debt securities also may be entered into for such hedging purposes, as well as for non-hedging purposes intended to increase the Portfolios' returns. For a more complete description of futures transactions, see "Interest Rate Futures and Options Thereon" below and "Options on Debt Securities" below and in the Statement of Additional Information.

                     INVESTMENT POLICIES OF THE PORTFOLIOS

  Each Portfolio pursues its investment objectives through the separate investment policies described below:

  High Income Portfolio: The High Income Portfolio seeks high current income by investing principally in fixed-income securities which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or lower by Standard & Poor's Ratings Group ("S&P")), or in unrated securities of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality are commonly known as "junk bonds". See "Appendix: Description of Corporate Bond Ratings" for additional information concerning rating categories. Junk bonds may constitute as much as 100% of the Portfolio's investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See "Risk Factors in Transactions in Junk Bonds". Because investment in such junk bonds entails relatively greater risk of loss of income or principal, an investment in the High Income Portfolio may not constitute a complete investment program and may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Portfolio.

  Selection and supervision by the management of the High Income Portfolio of portfolio investments involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Portfolio may invest, without limit, in unrated securities. As a result, the High Income Portfolio's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than mutual funds which invest in higher-rated securities. Although the High Income Portfolio will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so.

  The High Income Portfolio may also from time to time invest up to 10% of its assets in securities which are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default ("Distressed Securities"). Distressed Securities which are in default or in risk of being in default but not yet in bankruptcy proceedings may be the subject of a pre-bankruptcy exchange offer pursuant to which holders of the Distressed Securities receive securities or assets in exchange for the Distressed Securities. Holders of Distressed Securities which are the subject of bankruptcy proceedings may, following approval of a plan of reorganization by the bankruptcy court, receive securities or assets in exchange for the Distressed Securities. Generally, the Portfolio will invest in Distressed Securities when the Investment Adviser anticipates that it is reasonably likely that the securities will be subject to such an exchange offer or plan of reorganization, as to which there can be no assurance. Normally, the Portfolio will invest in Distressed Securities at a price that represents a significant discount from the principal amount due on maturity of the securities. The Portfolio will invest in Distressed Securities when the Investment Adviser believes that, based on its analysis of the asset values of the issuer of the Distressed Securities and the issuer's overall business prospects, upon completion of an exchange offer or plan of reorganization with respect to the Distressed Securities the Portfolio would receive in exchange for its Distressed Securities securities or assets with terms and credit characteristics which offer the Portfolio significant opportunities for capital appreciation and future high rates of current income. See "Risk Factors in Transactions in Junk Bonds".

  When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the High Income Portfolio may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the High Income Portfolio for temporary defensive or other purposes may invest up to 100% of its assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

  Investment Grade Portfolio: The Investment Grade Portfolio invests primarily in securities rated in the three highest rating categories of either S&P or Moody's. The financial risk of the Portfolio should be minimized by the quality of the bonds in which it will invest, but the long maturities that typically provide the best yields will subject the Portfolio to possible substantial price changes resulting from market yield fluctuations. Portfolio management strategy will attempt to mitigate adverse price changes and optimize favorable price changes through active trading that shifts the maturity and/or quality structure of the Portfolio within the overall investment guidelines. The Investment Grade Portfolio may continue to hold securities which, after being purchased by the Portfolio, were downgraded to a rating below the top three rating categories of Moody's or S&P as well as any unrated securities which, in the Investment Adviser's judgment, have suffered a similar decline in quality. Under unusual market or economic conditions, the Portfolio for temporary defensive or other purposes may invest up to 100% of its assets in obligations of or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

  Intermediate Term Portfolio: The Intermediate Term Portfolio invests primarily in bonds rated in the four highest rating categories of S&P or Moody's. Bonds rated in the lowest of these categories are considered to have some speculative characteristics. The Portfolio will invest in fixed-income securities with a maximum remaining maturity of ten years and, under normal circumstances, the average maturity of the Portfolio will be between five and seven years. The Portfolio will treat bonds of which the Portfolio has the option to demand repayment within ten years as having a remaining maturity of less than ten years, even if the period to the stated maturity date of such bonds is greater than ten years. In addition, the Portfolio may purchase bonds on a forward commitment basis, with a period of up to 45 days between the date on which the Fund commits to purchase a bond and the date on which it settles the purchase, even if the commitment is made in excess of ten years prior to the maturity date of the bond, as long as the maturity date of the bond at the date of settlement is no more than ten years. See "Investment Restrictions-- Forward Commitments" in the Statement of Additional Information for a further description of forward commitments. Because of the shorter maturities of the securities in which this Portfolio invests, changes in the general level of interest rates should result in less change in the net asset value per share of the Portfolio than for the other two Portfolios. In addition, this Portfolio will usually offer a lower yield.

  Despite the inherently greater defensive characteristics of the shorter maturities in the Intermediate Term Portfolio, during periods of unusually high yields on money market instruments the prices of intermediate-term maturity securities may be adversely affected to a substantial degree. Therefore, management will seek to mitigate the effect of any such interest rate development by shortening the average maturity of securities held by the Portfolio during such periods. Active management strategy within the overall investment guidelines will thus seek to provide an attractive total return. The Intermediate Term Portfolio may continue to hold securities which, after being purchased by the Portfolio, are downgraded to a rating lower than the four highest categories of S&P or Moody's. As in the other Portfolios, under unusual market or economic conditions, the Portfolio for temporary defensive or other purposes may invest up to 100% of its assets in obligations of or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

RISK FACTORS IN TRANSACTIONS IN JUNK BONDS

  Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While most of the high yield bonds in which the Portfolio may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Portfolio purchases a particular security, in which case the Portfolio may experience losses and incur costs.

  Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the High Income Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the High Income Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the High Income Portfolio and dividends to shareholders.

  Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market which may be less liquid than the market for higher rated fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Portfolio receives for its junk bonds to be reduced, or the Portfolio may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the High Income Portfolio's net asset value. In addition, the High Income Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

  Investment in Distressed Securities involves significant risk. The High Income Portfolio will only make such investments when the Investment Adviser believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a plan of reorganization; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Portfolio may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. In addition, as a result of the Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issue of Distressed Securities, the Portfolio may be precluded from disposing of such securities.

  The table below shows the average monthly dollar-weighted market value, by S&P's rating category, of the bonds held by the High Income Portfolio during the fiscal year ended September 30, 1995.

                                                                                % MARKET VALUE
                                                                                   DOLLAR-
                                                                                   WEIGHTED
                                      % NET                                       CORPORATE
            RATING                    ASSETS                                        BONDS
            ------                    ------                                    --------------
            AAA                          --                                             --
            AA                           --                                             --
            A                          0.15                                           0.17
            BBB                        0.47                                           0.53
            BB                        20.04                                          22.57
            B                         55.46                                          62.37
            CCC                        5.78                                           6.51
            CC                           --                                             --
            C                            --                                             --
            D                          0.20                                           0.23
            NR*                        6.76                                           7.62
                                      -----                                         ------
                                      88.86%                                        100.00%
                                      =====                                         ======

--------

* Bonds which are not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Investment Adviser believes that 6.23% are of comparable quality to bonds rated B, 1.29% are of comparable quality to bonds rated CCC, and 0.10% are of comparable quality to bonds rated D. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's if it were to rate the securities.

INVESTMENTS IN FOREIGN SECURITIES

  Each Portfolio of the Fund may invest in securities issued by foreign governments (or political subdivisions or instrumentalities thereof) or foreign companies (collectively, "Foreign Securities"). A Portfolio may only invest in Foreign Securities if, at the time of acquisition, no more than 25% of the assets of such Portfolio (taken at market value at the time of the investment) would be invested in Foreign Securities following such investment.


  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a comparable United States instrument issued by a U.S. entity, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign securities may be subject to non-U.S. withholding taxes.

INTEREST RATE FUTURES AND OPTIONS THEREON

  Each Portfolio of the Fund may engage in hedging transactions in interest rate futures contracts and options thereon. The Portfolios currently may trade only in futures contracts on U.S. Treasury bonds, bills and notes and Government National Mortgage Association ("GNMA") mortgage-backed certificates and options on such futures. However, under the investment restrictions of the Fund, the Portfolios are permitted to trade in such additional types of interest rate futures contracts and options thereon as the Fund's Board of Directors determines is appropriate for trading by the Fund's Portfolios, subject to the restrictions noted below. The Portfolios will engage in the trading of futures contracts or options thereon for hedging purposes only. A Portfolio may enter into a futures contract or option in order to protect against a decline in the value of securities it owns, or to protect against an increase in the cost of securities it intends to purchase. To the extent the hedge is successful, a loss (or gain) on the securities will tend to be offset by a gain (or loss) on the futures or options contracts. While the use of futures contracts and options thereon is intended to reduce the overall level of market risk in the Portfolios, there can be no assurance that this objective will be achieved. In addition, while transactions in futures contracts and options thereon are employed solely for hedging purposes, their use nevertheless involves certain risks. See "Risk Factors in Transactions in Futures Contracts and Options Thereon".

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and the risks associated therewith. Reference is made to the Statement of Additional Information for a further description of the various instruments and related portfolio strategies that may be used by the Fund.

  Futures Contracts. Each Portfolio may purchase and sell interest rate, bond or bond index futures contracts ("futures contracts"), which are described in the Appendix to the Statement of Additional Information, for the purpose of hedging its portfolio of fixed-income securities against the adverse effects of anticipated movements in interest rates. A futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract at a specified future time for a specified price. Although the terms of a futures contract either call for actual delivery of its underlying commodity, or the making of a cash payment or settlement, in most cases the contracts are closed out before the delivery date without delivery taking place. The Portfolios intend to close out their futures contracts prior to the delivery date of such contracts.

  A Portfolio may sell futures contracts in anticipation of an increase in the general level of interest rates in the U.S. economy. Generally, as interest rates rise, the market value of the fixed-income securities held by the Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the stated coupon rate or imputed yield of securities held in the Portfolio as a result of the shortening of maturities.

  The sale of futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Portfolio's short position in the futures contracts are expected to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's fixed-income investments which are being hedged. While the Portfolios will incur commission and transaction expenses in selling and closing out futures positions (which is done by taking an opposite position-in this case purchasing a futures contract-which operates to terminate the position in the initial futures contract), commissions and transaction costs for futures transactions may be lower than transaction costs incurred in the purchase and sale of an equivalent amount of fixed-income securities. In addition, the ability of a Portfolio to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturity of portfolio securities, due to the unique and varied credit and technical characteristics of the corporate debt instruments available to a Portfolio seeking to restructure its portfolio of such securities. Employing futures as a hedge may also permit a Portfolio to assume a hedging posture without reducing the stated coupon or imputed yield on its investments. As a result of such futures transactions, however, the Portfolios may be forced to forego in whole or in part the benefit of any increase in the value of the securities being hedged.

  A Portfolio may also purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in fixed-income securities in order to gain rapid market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolios will purchase fixed-income securities upon termination of the futures contracts. However, due to changing market conditions and interest rate forecasts, the Portfolios may terminate a futures position without a corresponding purchase of securities, although the Portfolios' ability to do so may be subject to certain regulatory restrictions.

  Options on Futures Contracts. The Portfolios may purchase and write (i.e., sell) call and put options on futures contracts which are traded on contract markets and enter into closing transactions with respect to such options to terminate an existing position.

  A Portfolio may use such options in connection with its hedging strategies. Generally these strategies would be employed under the same market and market sector conditions in which the Portfolio enters into futures contracts. The Portfolio may purchase put options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of such futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Portfolio intends to purchase. The Portfolio also may write a call option on a futures contract rather than selling the underlying futures contract, or write a put option on a futures contract rather than purchasing the underlying futures contracts. The writing of an option, however, will only constitute a partial hedge, since the Portfolio could be required to enter into a futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premium received. In a substantial majority of transactions in which a Portfolio purchases call options or writes put options, it will purchase an equivalent amount of fixed-income securities on the termination of the options positions but such positions may be terminated without corresponding purchases when, in the judgment of the Fund, changing market conditions warrant.

  Restrictions on the Use of Transactions in Futures Contracts and Related Options. Under regulations of the Commodity Futures Trading Commission ("CFTC"), neither the Fund nor any of the Portfolios will be considered "commodity pools", as defined under such regulations, as a result of their entering into the transactions in futures contracts and related options described herein, provided, among other things, that: (1) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations or, in the case of long futures positions, the total value of such positions does not exceed an amount determined by reference to certain segregated funds and securities and accrued profits on such position, and (2) no Portfolio enters into transactions in futures contracts or related options for which the aggregate initial margin and premiums exceeds 5% of its total assets.

  When a Portfolio purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby insuring that the use of such futures is unleveraged.

  Risk Factors in Transactions in Futures Contracts and Options Thereon. A Portfolio's ability effectively to hedge all or a portion of its fixed income securities through the use of futures and options thereon depends in part on the degree to which price movements in the security underlying the futures contract or option correlate with price movements of the fixed-income securities held by the Portfolio. Changes in the general level of interest rates can be expected to have a similar impact on the market value of both U.S. Government securities that are the subject of the futures contracts and other fixed-income investments. However, inasmuch as the Portfolios invest predominantly in the debt obligations of corporate issuers, the correlation will probably not be perfect. Changes in interest rates may have a differential impact on the value of private sector debt instruments as compared with U.S. Government debt obligations. In addition, disparities in the average maturity or the quality of a Portfolio's investments as compared to the financial instrument underlying a futures or option contract may also reduce the correlation in price movements. General economic and political factors other than interest rate movements may also have a disparate effect on the value of corporate obligations and U.S. Government securities. The use of financial futures will therefore probably not be an effective hedge against market risks other than a general interest rate risk. Transactions in options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

  Prior to exercise or expiration, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction. This requires a liquid market on the relevant contract market. A Portfolio will enter into an option or futures position only if there appears to be a liquid market therefor, although there can be no assurance that such a liquid market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out an option or futures position once it has been established. In the case of a futures position, or options on futures contracts written by the Portfolio, the Portfolio would continue to be required to make daily cash payments of variation margin, in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds or make a cash settlement in respect thereof. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option, or the exchange or clearing organization on which those contracts are traded.

  The liquidity of a market in a futures contract and options thereon may be adversely affected by "daily price fluctuation limits" established by commodity exchanges or contract markets on which these futures and options are traded which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or options positions at the price desired by the Portfolio. Prices have in the past moved to the daily limit on a number of occasions, including consecutive trading days.

  In addition to the risks of imperfect correlation and lack of a liquid market for such instruments, transactions in futures and options involve other risks, including those related to leveraging and the potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame. Reference is made to the Statement of Additional Information and the Appendix thereto concerning additional risk factors with respect to the Fund's options and futures strategies.

OTHER PORTFOLIO STRATEGIES

  Each Portfolio of the Fund may engage in the portfolio strategies described below and may also lend portfolio securities, and invest in restricted securities and foreign securities. Reference is made to the Statement of Additional Information for a more complete description of such strategies.

  Repurchase Agreements. Each Portfolio may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Portfolio at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return for the Portfolio insulated from market fluctuations during such period. In the event of default by the seller under a repurchase agreement, a Portfolio will continue to hold the seller's securities as collateral but may suffer time delays and incur costs or possible losses in connection with such transactions.

  Forward Commitments. The Fund may purchase U.S. Government securities and corporate debt obligations on a when-issued basis or forward commitment basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Portfolio will maintain a segregated account with its custodian of cash or liquid high grade debt obligations in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

  Restricted Securities. From time to time a Portfolio of the Fund may invest in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act of 1933 on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, a Portfolio of the Fund may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

  Standby Commitment Agreements. The High Income Portfolio of the Fund may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately .5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. The Portfolio will at all times maintain a segregated account with its custodian of cash or liquid, high-grade debt obligations in an amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Options on Debt Securities. The Portfolios may write call and put options on U.S. Treasury bills, notes and bonds in order to increase the return on their investments and in order to hedge optionable U.S. Treasury securities held by the Portfolios. The Portfolios will write only covered call options on debt securities (i.e., options in which it owns the underlying security) or fully funded put options on debt securities (i.e., options in which an amount of cash or short-term securities equal to the exercise price of the put has been segregated with the Fund's custodian). By writing covered options on U.S. Treasury securities, a Portfolio will be able to increase its return on the underlying securities by the amount of the premium, if the option expires unexercised, or by the amount of any profits earned by closing out the option position. The Portfolio may be required, however, to forego benefits which could have been obtained from an increase in the value of securities on which a call is written or a decrease in the value of securities on which a put is written. As a result, the Portfolio may receive less total return, and at other times greater total return, than if it had not written options.

  The Portfolios also may purchase put options on optionable U.S. Treasury bills, notes and bonds held in a Portfolio and, under certain limited circumstances described in the Statement of Additional Information, call options on such instruments. Purchases of put options may enable the Portfolios to limit the risk of declines in the value of the portfolio security underlying the put, until the expiration of the option or the closing of the option transaction. By purchasing a put, however, a Portfolio will be required to pay the premium, which will reduce the benefits obtained from the transaction.

  Although options written by a Portfolio may be terminated prior to exercise or expiration, by entering into an offsetting transaction, the ability to do so depends upon the presence of a liquid secondary market on the exchange on which the option is traded. If no such market is available, the Portfolio may be unable to terminate existing positions and may be subject to exercise of the option under unfavorable circumstances. The Portfolios will enter into transactions in options on debt securities only when the management of the Fund believes that a liquid secondary market for such options is available. Reference is made to the Appendix to the Statement of Additional Information for further information regarding the trading of options on debt securities.

  Exchanges generally introduce options series on specific issues of U.S. Treasury bonds and notes as such securities are issued. Such Exchanges, however, do not ordinarily introduce new series of options on such issues to replace expiring series inasmuch as trading interest tends to center on the most recently auctioned issues of Treasury bonds and notes. Consequently, options representing a full range of expirations will not usually be available for every issue on which options are traded.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (including a majority of the shares of each Portfolio). Among such restrictions are prohibitions against the Fund's investing more than 5% of the total assets of any Portfolio in the securities of any one issuer, purchasing more than 10% (i) in principal amount of outstanding securities of an issuer, or (ii) of outstanding voting securities of an issuer, and investing more than 25% of the total assets of any Portfolio in the securities of issuers primarily engaged in the same industry. Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                               INVESTMENT ADVISER

  The Investment Adviser to the Fund is Fund Asset Management, L.P. The address of FAM is P.O. Box 9011, Princeton, New Jersey 08543-9011. FAM or MLAM acts as the investment adviser for over 130 other registered investment companies. FAM or MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 31, 1995, FAM and MLAM had a total of approximately $196.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of FAM.

  FAM, subject to the general supervision of the Fund's Board of Directors, renders investment advice to the Fund and is responsible for the overall management of the Fund's business affairs. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. For the year ended September 30,

1995, FAM received advisory fees from the Fund in the amount of $19,482,874 of which $14,910,211 was received with respect to the High Income Portfolio (representing .41% of its average net assets), $3,378,301 was received with respect to the Investment Grade Portfolio (representing .36% of its average net assets) and $1,194,362 was received with respect to the Intermediate Term Portfolio (representing .36% of its average net assets).

  The Investment Advisory Agreement obligates each Portfolio to pay certain expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. The Fund's total expenses for the year ended September 30, 1995 were $52,626,201 of which $40,509,159 was attributable to the High Income Portfolio, $9,401,177 was attributable to the Investment Grade Portfolio, and $2,715,865 was attributable to the Intermediate Term Portfolio, respectively.

  For the year ended September 30, 1995 with respect to the High Income Portfolio, the ratio of total expenses to average net assets was .55% and 1.32% of average net assets represented by Class A and Class B shares, respectively. With respect to the High Income Portfolio, for the period October 21, 1994 (commencement of operations) to September 30, 1995, the annualized ratio of total expenses to average net assets was 1.38% and .81% of average net assets represented by Class C and Class D shares, respectively.

  For the year ended September 30, 1995 with respect to the Investment Grade Portfolio, the ratio of total expenses to average net assets was .58% and 1.35% of average net assets represented by Class A and Class B shares, respectively. With respect to the Investment Grade Portfolio, for the period October 21, 1994 (commencement of operations) to September 30, 1995, the annualized ratio of total expenses to average net assets was 1.40% and .83% of average net assets represented by Class C and Class D shares, respectively.

  For the year ended September 30, 1995 with respect to the Intermediate Term Portfolio, the ratio of total expenses to average net assets was .59% and 1.11% of average net assets represented by Class A and Class B shares, respectively. With respect to the Intermediate Term Portfolio, for the period October 21, 1994 (commencement of operations) to September 30, 1995, the annualized ratio of total expenses to average net assets was 1.14% and .70% of average net assets represented by Class C and Class D shares, respectively.

  Vincent T. Lathbury III has served as Portfolio Manager of the High Income Portfolio, and Jay C. Harbeck has served as Portfolio Manager of the Investment Grade and Intermediate Term Portfolios. They are primarily responsible for the day to day management of the Fund. Vincent T. Lathbury III has served as Portfolio Manager of the Investment Adviser and MLAM, and Vice President of MLAM, since 1982. Jay C. Harbeck has served as Vice President of MLAM since 1986, and as Portfolio Manager of MLAM since 1992.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                                   DIRECTORS

  The Directors of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Fund annually.

  The Directors of the Fund and their principal employment are as follows:

  Arthur Zeikel*--President of the Investment Adviser; President and Director of Princeton Services, Inc.; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co"); Director of the Distributor.

  Ronald W. Forbes--Associate Professor of Finance, School of Business, State University of New York at Albany.

  Cynthia A. Montgomery--Professor, Harvard Business School.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc; former Senior Vice President of Arnhold and S. Bleichroeder Inc.; Adjunct Professor, Colombia University Graduate School of Business.

  Kevin A. Ryan--Professor of Education at Boston University. Founder and current Director of the Boston University Center for the Advancement of Ethics and Character.

  Richard R. West--Professor of Finance, and Dean from 1984 to 1993, New York University School of Business Administration.

                              PURCHASE OF SHARES

  Each Portfolio continuously offers its shares at a public offering price based on its per share net asset value plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System. Net asset value is determined in the manner set forth under "Additional Information--Determination of Net Asset Value". Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares. Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements. The minimum initial purchase in each Portfolio is $1,000. The minimum subsequent
--------
*Interested person, as defined in the Investment Company Act of 1940, of the Fund.

purchase in each Portfolio is $50. For retirement plans, the minimum initial purchase in each Portfolio is $100 and the minimum subsequent purchases requirement is $1. Merrill Lynch charges its customers a processing fee (currently $4.85) to confirm a sale of shares to such customers.

  As to purchase orders received by securities dealers prior to the close of the New York Stock Exchange (generally 4:00 pm New York City time) on the day the order is placed with the Distributor, including orders received after the close on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of the New York Stock Exchange on the day the order is placed with the Distributor, provided the order is received by the Distributor not later than 30 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York City time), on that day. If the purchase orders are not received by the Distributor as of 30 minutes after the close of business on the New York Stock Exchange such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor securities dealers are permitted to withhold placing orders to benefit themselves by a price change. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets, or otherwise. Any order may be rejected by the Distributor or the Fund.

  Each of the Portfolios issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Class A and Class D shares are sold to investors choosing the initial sales charge alternative and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another MLAM-advised mutual fund.

  The alternative sales arrangements of the Fund permit investors in the Portfolios to choose the method of purchasing shares that they believe is most beneficial given the amount of their purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge, as discussed below, or to have the entire initial purchase price invested in one of the Portfolios with the investment thereafter being subject to ongoing account maintenance and distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 5.

  Each Class A, Class B, Class C and Class D share of a Portfolio represents identical interests in the Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares of a Portfolio each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services-- Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following tables set forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.

                  HIGH INCOME AND INVESTMENT GRADE PORTFOLIOS


                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION          CONVERSION
   CLASS          SALES CHARGE(/1/)            FEE         FEE                 FEATURE
---------------------------------------------------------------------------------------------
     A          Maximum 4.00% initial          No           No                   No
               sales charge(/2/),(/3/)
---------------------------------------------------------------------------------------------
     B          CDSC for a period of 4        0.25%        0.50%         B shares convert to
                        years,                                         D shares automatically
               at a rate of 4.0% during                                  after approximately
              the first year, decreasing                                   ten years(/4/)
                         1.0%
                   annually to 0.0%
---------------------------------------------------------------------------------------------
     C          1.0% CDSC for one year        0.25%        0.55%                 No
             decreasing to 0.0% after the
                      first year
---------------------------------------------------------------------------------------------
     D          Maximum 4.00% initial         0.25%         No                   No
                  sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for one year. See "Class A" and "Class D".

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Portfolios are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

                          INTERMEDIATE TERM PORTFOLIO


                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION          CONVERSION
   CLASS          SALES CHARGE(/1/)            FEE         FEE                 FEATURE
---------------------------------------------------------------------------------------------
     A          Maximum 1.00% initial          No           No                   No
               sales charge(/2/),(/3/)
---------------------------------------------------------------------------------------------
     B         CDSC for one year, at a        0.25%        0.25%         B shares convert to
               rate of 1.0% during the                                 D shares automatically
                        first                                            after approximately
               year, decreasing to 0.0%                                    ten years(/4/)
                        after
                    the first year
---------------------------------------------------------------------------------------------
   C/5/         1.0% CDSC for one year        0.25%        0.25%                 No
             decreasing to 0.0% after the
                      first year
---------------------------------------------------------------------------------------------
     D          Maximum 1.00% initial         0.10%         No                   No
                  sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".
(3) Reduced for purchases of $100,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 0.20% CDSC for one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Portfolios are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(5) Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege. See p. 51.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Sales charges for purchases of Class A and Class D shares of the Portfolios, computed as indicated below, are reduced on larger purchases. The Distributor may reallow as a discount all or a part of such sales charge to securities dealers with whom it has agreements and will retain any portion of the sales charge not reallowed. If 90% or more of the sales charge is reallowed to a dealer, such dealer may be deemed to be an underwriter within the meaning of the Securities Act of 1933 and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it. The sales charges applicable to the Portfolios, expressed as a percentage of the gross public offering price and the net amount invested, and expected dealer discounts, expressed as a percentage of the gross public offering price, are as follows:

                                              HIGH INCOME AND
                                        INVESTMENT GRADE PORTFOLIOS
                            ---------------------------------------------------
                                              SALES LOAD AS A    DISCOUNT TO
                               SALES LOAD      PERCENTAGE OF   SELECT DEALERS
                             AS A PERCENTAGE    NET AMOUNT     AS A PERCENTAGE
AMOUNT OF PURCHASE          OF OFFERING PRICE    INVESTED*    OF OFFERING PRICE
------------------          ----------------- --------------- -----------------
Less than $25,000..........       4.00%            4.17%            3.75%
$25,000 but less than
 $50,000...................       3.75             3.90             3.50
$50,000 but less than
 $100,000..................       3.25             3.36             3.00
$100,000 but less than
 $250,000..................       2.50             2.56             2.25
$250,000 but less than
 $1,000,000................       1.50             1.52             1.25
$1,000,000 and more**......        .00              .00              .00
                                        INTERMEDIATE TERM PORTFOLIO
                            ---------------------------------------------------
                                              SALES LOAD AS A    DISCOUNT TO
                             SALES LOAD AS A   PERCENTAGE OF  SELECT DEALERS AS
                              PERCENTAGE OF     NET AMOUNT     A PERCENTAGE OF
AMOUNT OF PURCHASE           OFFERING PRICE      INVESTED*     OFFERING PRICE
------------------          ----------------- --------------- -----------------
Less than $100,000.........       1.00%            1.01%             .95%
$100,000 but less than
 $250,000..................        .75              .76              .70
$250,000 but less than
 $500,000..................        .50              .50              .45
$500,000 but less than
 $1,000,000................        .30              .30              .27
$1,000,000 or more**.......        .00              .00              .00

--------
 *Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% for the High Income and Investment Grade Portfolios or 0.20% for the Intermediate Term Portfolio if the shares are redeemed within one year after purchase. Class A purchases of the High Income and Investment Grade Portfolios made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates: 0.75% on purchases of $1,000,000 to $2,500,000; 0.40% on purchases of $2,500,001 to $3,500,000; 0.25% on purchases of $3,500,001 to $5,000,000; and 0.20% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. Class A purchases of the Intermediate Term Portfolio made prior to October 21, 1994 may be subject to a CDSC of 0.50% on purchases of more than $1,000,000 if the shares are redeemed within one year of purchase in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% (with respect to the High Income and Investment Grade Portfolios) or 0.30% (with respect to the Intermediate Term Portfolio) will be imposed on purchases of $1 million or more of Class A or Class D shares by certain 401(k) plans.

  During the year ended September 30, 1995, the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio sold 17,000,487, 14,319,272 and 6,450,433 Class A shares, respectively, for aggregate net proceeds of $129,792,483, $159,951,974 and $73,291,315, respectively. The gross sales charges for the sale of Class A shares of the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio were $593,511, $87,279 and $15,198, respectively, of which $52,365, $7,682 and
$785, respectively, were received by the Distributor and $541,146, $79,597 and $14,413, respectively, were received by Merrill Lynch. For the year ended September 30, 1995, the Distributor received CDSC's of $16,548.80 for the High Income Portfolio, all of which were paid to Merrill Lynch. For the year ended September 30, 1995, the Distributor did not receive any CDSC's for Class A shares of the Investment Grade Portfolio or the Intermediate Term Portfolio.

  With respect to Class D shares, for the period October 21, 1994 (commencement of operations) to September 30, 1995, the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio sold 21,574,941, 2,756,661 and 1,674,458 Class D shares, respectively, for aggregate net proceeds of $165,091,505, $30,609,293 and $18,850,195, respectively. The gross sales charges for the sales of Class D shares of the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio were $1,242,380, $163,044 and $28,276, respectively, of which $109,429, $14,085 and $2,252 were received by the Distributor, respectively, and $1,132,951, $148,959 and $26,024 were received by Merrill Lynch, respectively. For the year ended September 30, 1995, the Distributor did not receive any CDSCs for Class D shares of the High Income Portfolio, the Investment Grade Portfolio or the Intermediate Term Portfolio.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by FAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access Accounts SM available through employers which provide such plans.

  Class D shares are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and of Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of such funds in shares of the Fund. Similarly, Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of such fund in shares of the Fund.


  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the High Income and Investment Grade Portfolios are subject to a four year CDSC and Class B shares of the Intermediate Term Portfolio are subject to a one year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Portfolio and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% of net assets. Class B and Class C shares of the High Income and Investment Grade Portfolios are subject to distribution fees of 0.50% and 0.55%, respectively, of net assets. Both Class B and Class C shares of the Intermediate Term Portfolio are subject to distribution fees of 0.25% of net assets. See "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares of a Portfolio will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase for the High Income and Investment Grade Portfolios, or within one year of purchase for the Intermediate Term Portfolio, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the contingent deferred sales charge on Class B shares:

HIGH INCOME OR INVESTMENT GRADE PORTFOLIO:

                                                            CONTINGENT DEFERRED
                                                             SALES CHARGE AS A
    YEAR SINCE                                                 PERCENTAGE OF
     PURCHASE                                                  DOLLAR AMOUNT
   PAYMENT MADE                                              SUBJECT TO CHARGE
   ------------                                             -------------------
    0-1....................................................        4.0%
    1-2....................................................        3.0%
    2-3....................................................        2.0%
    3-4....................................................        1.0%
    4 and thereafter.......................................        None

  During the fiscal year ended September 30, 1995 for Class B shares of the High Income Portfolio and the Investment Grade Portfolio, the Distributor received CDSCs with respect to redemptions of $5,011,339 and $1,112,592, respectively, all of which were paid to Merrill Lynch.

INTERMEDIATE TERM PORTFOLIO:

                                                            CONTINGENT DEFERRED
                                                             SALES CHARGE AS A
    YEAR SINCE                                                 PERCENTAGE OF
     PURCHASE                                                  DOLLAR AMOUNT
   PAYMENT MADE                                              SUBJECT TO CHARGE
   ------------                                             -------------------
    0-1....................................................        1.0%
    Thereafter.............................................        None

  During the fiscal year ended September 30, 1995 for Class B shares of the Intermediate Term Portfolio, the Distributor received CDSC's with respect to redemptions of $291,980, all of which was paid to Merrill Lynch.

  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the High Income and Investment Grade Portfolios, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. It will be assumed, with respect to the Intermediate Term Portfolio, that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 Class B shares of the High Income Portfolio at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

  The Class B contingent deferred sales charge is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B contingent deferred sales charge also is waived on redemption of shares in connection with certain group plans through the Merrill Lynch Blueprint SM Program. See "Shareholder Services--Merrill Lynch Blueprint SM Program". The contingent deferred sales charge is waived on redemption of shares by certain eligible 401(a) and eligible 401(k) plans. The contingent deferred sales charge is also waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch, Pierce, Fenner & Smith Incorporated or Merrill Lynch Trust Company custodied Individual Retirement Account and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account available through employers providing eligible 401(k) plans. Additional information concerning the waiver of the Class B contingent deferred sales charge is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the contingent deferred sales charge on Class C shares of the High Income, Investment Grade and Intermediate Term Portfolios:

                                                            CONTINGENT DEFERRED
                                                             SALES CHARGE AS A
    YEAR SINCE                                                 PERCENTAGE OF
     PURCHASE                                                  DOLLAR AMOUNT
   PAYMENT MADE                                              SUBJECT TO CHARGE
   ------------                                             -------------------
    0-1....................................................        1.0%
    Thereafter.............................................        None

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Distributor received CDSCs with respect to redemptions of Class C shares of $43,196 for the High Income Portfolio, $8,956 for the Investment Grade Portfolio and $410 for the Intermediate Term Portfolio, all of which were paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets for the High Income and Investment Grade Portfolios and 0.10% of net assets for the Intermediate Term Portfolio, but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate funds at net asset value per share.

  In the event that all Class B shares of a Portfolio held in a single account are converted to Class D shares on a Conversion Date, shares representing reinvestment of declared but unpaid dividends on those Class B shares also will be converted to Class D shares; otherwise, only Class B shares purchased through reinvestment of dividends paid will convert to Class D shares on the Conversion Date.

  The minimum value of Class B shares of a Portfolio held in a single account that will be converted on any Conversion Date is $50; however, if at a Conversion Date the conversion of Class B shares to Class D shares of a Portfolio in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Portfolio held in the account on the Conversion Date will be converted to Class D shares of the Portfolio.

  Class B shareholders holding share certificates must deliver such certificates to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. Shares evidenced by certificates that are not received by the Transfer Agent at least one week prior to the Conversion Date will be converted into Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participation in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets of the relevant class and Portfolio for Class B, Class C and Class D shares of the High Income and Investment Grade Portfolios, and for Class B and Class C shares of the Intermediate Term Portfolio, and 0.10% of average daily net assets attributable to the relevant class and Portfolio for Class D shares of the Intermediate Term Portfolio in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55%, respectively, of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the High Income and Investment Grade Portfolios, and 0.25% of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the Intermediate Term Portfolio, in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% (in the case of the High Income Portfolio and Investment Grade Portfolio) and 0.50% (in the case of the Intermediate Term Portfolio) of the average daily net assets for the Class B shares of the respective Portfolios (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.

  For Class B Shares for the fiscal year ended September 30, 1995 the High Income, Investment Grade and Intermediate Term Portfolios paid the Distributor $19,752,109, $3,862,733 and $751,159, respectively, pursuant to the
Distribution Plan, all of which was paid to Merrill Lynch for providing account maintenance and distribution-related services. For Class C shares of the High Income Portfolio, the Investment Grade

Portfolio and the Intermediate Term Portfolio, the Distributor received, for the fiscal period October 21, 1994 (commencement of operations) to September 30, 1995, $392,368, $58,465 and $4,675, respectively, pursuant to the
Distribution Plan all of which were paid to Merrill Lynch for providing account maintenance and distribution-related services. For Class D shares of the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio, the Distributor received, for the period October 21, 1994 (commencement of operations) to September 30, 1995, $105,669, $26,207 and $5,229, respectively, pursuant to the Distribution Plan, all of which were paid to Merrill Lynch for providing account maintenance services.

  The payments under the Distribution Plans, as was the case with the Prior Plan, are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the contingent deferred sales charges and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and the contingent deferred sales charges and the expenses consist of financial consultation compensation. At December 31, 1994, the last date at which fully allocated data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $36,162,000 (1.61% of Class B net assets at that date) with respect to the High Income Portfolio and approximately $5,719,000 (1.21% of Class B net assets at that date) with respect to the Investment Grade Portfolio and approximately $566,000 (0.43% of Class B net assets at that date) with respect to the Intermediate Term Portfolio. Similar fully allocated accrual data is not yet available with respect to Class C shares of the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio. As of September 30, 1995, direct cash revenues for the period since commencement of the offering of Class B shares exceeded direct cash expenses by $17,654,087 (0.55% of Class B net assets at that date) with respect to the High Income Portfolio. As of September 30, 1995, direct cash revenues for the period since commencement of the offering of Class B shares exceeded direct cash expenses by $9,483,109 (1.50% of Class B net assets at that date) with respect to the Investment Grade Portfolio. As of September 30, 1995, direct cash revenues for the period since commencement of the offering of Class B shares exceeded direct cash expenses by $1,333,197 (0.63% of Class B net assets at that date) with respect to the Intermediate Term Portfolio. For the period October 21, 1994 (commencement of operations) to September 30, 1995 direct cash expenses exceeded direct cash revenues by $222,009 (0.16% of Class C net assets at that date) for Class C shares of the High Income Portfolio and $39,968 (0.16% of Class C net assets at that date) for Class C shares of the Investment Grade Portfolio. Direct cash revenues for Class C shares of the Intermediate Term Portfolio for the period October 21, 1994 (commencement of operations) to September 30, 1995 exceeded direct cash expenses by $1,839 (0.03% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges, such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fees. The maximum sales charge rule is applied separately by each class of a Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Portfolio to the sum of (1) 6.25% of eligible gross sales of Class B shares and Class C shares of that Portfolio, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges) and (2) interest on the unpaid balance for the respective class and portfolio computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with Class B shares in each Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

  The following tables set forth comparative information as of September 30, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period October 21, 1988 (commencement of Class B operations) to September 30, 1995 for the High Income and Investment Grade Portfolios, for the period November 12, 1992 (commencement of Class B operations) to September 30, 1995 for the Intermediate Term Portfolio, and for the period October 21, 1994 (commencement of operations) to September 30, 1995 for Class C shares of each Portfolio.

                 DATA CALCULATED AS OF SEPTEMBER 30, 1995
                             HIGH INCOME PORTFOLIO
                                 (IN THOUSANDS)

                                                                                                          ANNUAL
                                                      ALLOWABLE                 AMOUNT                 DISTRIBUTION
                                          ALLOWABLE    INTEREST   MAXIMUM     PREVIOUSLY   AGGREGATE  FEE AT CURRENT
                            ELIGIBLE      AGGREGATE   ON UNPAID    AMOUNT      PAID TO       UNPAID     NET ASSET
CLASS B                  GROSS SALES(1) SALES CHARGES BALANCE(2)  PAYABLE   DISTRIBUTOR(3)  BALANCE      LEVEL(4)
-------                  -------------- ------------- ---------- ---------- -------------- ---------- --------------
Under NASD Rule as
 Adopted................  $  3,097,648   $  193,603    $ 31,877  $  225,480    $ 48,989    $  176,491    $ 16,104
Under Distributor's
 Voluntary Waiver.......  $  3,097,648   $  193,603    $ 15,488  $  209,091    $ 48,989    $  160,102    $ 16,104
CLASS C
-------                                                      (NOT IN THOUSANDS)
Under NASD Rule as
 Adopted................  $138,594,833   $8,662,177    $298,993  $8,961,170    $312,949    $8,648,221    $742,604
Under Distributor's
 Voluntary Waiver.......           N/A          N/A         N/A         N/A         N/A           N/A         N/A

                        INVESTMENT GRADE PORTFOLIO
                                 (IN THOUSANDS)

                                                                                                          ANNUAL
                                                      ALLOWABLE                AMOUNTS                 DISTRIBUTION
                                          ALLOWABLE    INTEREST   MAXIMUM     PREVIOUSLY   AGGREGATE  FEE AT CURRENT
                            ELIGIBLE      AGGREGATE   ON UNPAID    AMOUNT      PAID TO       UNPAID     NET ASSET
CLASS B                  GROSS SALES(1) SALES CHARGES BALANCE(2)  PAYABLE   DISTRIBUTOR(3)  BALANCE      LEVEL(4)
-------                  -------------- ------------- ---------- ---------- -------------- ---------- --------------
Under NASD Rule as
 Adopted................  $   691,542    $   43,221    $ 9,531   $   52,752    $15,455     $   37,297    $  3,158
Under Distributor's
 Voluntary Waiver.......  $   691,542    $   43,221    $ 3,458   $   46,679    $15,455     $   31,224    $  3,158
CLASS C
-------                                                      (NOT IN THOUSANDS)
Under NASD Rule as
 Adopted................  $19,413,737    $1,213,359    $42,846   $1,256,205    $49,151     $1,207,054    $141,778
Under Distributor's
 Voluntary Waiver.......          N/A           N/A        N/A          N/A        N/A            N/A         N/A

                          INTERMEDIATE TERM PORTFOLIO
                                (IN THOUSANDS)

                                                                                                      ANNUAL
                                                      ALLOWABLE             AMOUNTS                DISTRIBUTION
                                          ALLOWABLE    INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE FEE AT CURRENT
                            ELIGIBLE      AGGREGATE   ON UNPAID  AMOUNT     PAID TO      UNPAID     NET ASSET
CLASS B                  GROSS SALES(5) SALES CHARGES BALANCE(2) PAYABLE DISTRIBUTOR(6)  BALANCE     LEVEL(4)
-------                  -------------- ------------- ---------- ------- -------------- --------- --------------
Under NASD Rule as
 Adopted................    $120,442       $ 7,528      $  919   $ 8,447     $1,530      $ 6,917     $   530
Under Distributor's
 Voluntary Waiver.......    $120,442       $ 7,528      $  602   $ 8,130     $1,530      $ 6,600     $   530
CLASS C
-------                                                    (NOT IN THOUSANDS)
Under NASD Rule as
 Adopted................    $953,786       $59,612      $1,766   $61,378     $2,727      $58,651     $17,016
Under Distributor's
 Voluntary Waiver.......         N/A           N/A         N/A       N/A        N/A          N/A         N/A

--------
(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly average Prime Rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payment and accruals. Of these distribution fee payments made prior to July 3, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.
(5) Purchase price of all eligible Class B shares sold since November 13, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(6) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.50% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption in the case of Class A or Class D shares of the Portfolios, and is the net asset value per share next determined after the initial receipt of proper notice of redemption, less the applicable CDSC, if any, in the case of Class B or Class C Shares of the Portfolios. Except for any contingent deferred sales load which may be applicable to Class B or Class C Shares of the three Portfolios, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their total holdings also will receive upon redemption all dividends declared on the shares redeemed. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by each Portfolio at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appears on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. Examples of "eligible guarantor institutions" include most commercial banks and broker dealers (including, for example, Merrill Lynch branch offices). Information regarding other financial institutions which qualify as "eligible guarantor institutions" may be obtained from the Transfer Agent. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days after receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares of a Portfolio for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time, not exceeding ten days, as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund will also repurchase shares of each Portfolio through a shareholder's listed securities dealer. As described in the Statement of Additional Information, the repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. Merrill Lynch may charge its customers a processing fee (currently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  As described in further detail in the Statement of Additional Information, holders of Class A or Class D shares of any of the three Portfolios who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing shares of the same class at net asset value without a sales charge up to the dollar amount redeemed.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of the net investment income of each Portfolio, if any. The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day and reinvested monthly in additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of each Portfolio for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and any account maintenance and/or distribution fees (if applicable), are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to the Class B and Class C shares. Similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Additional Information--Determination of Net Asset Value". Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

  In order to avoid a four percent nondeductible excise tax, a regulated investment company must distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. All net realized long-or short-term capital gains of the Fund, if any, including gains from option and futures contract transactions, are declared and distributed to the shareholders of the Portfolio or Portfolios to which such gains are attributable annually after the close of the Fund's fiscal year.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gain Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of any Portfolio. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of any Portfolio or received in cash.

FEDERAL INCOME TAXES

  The Fund has in the past elected the special tax treatment afforded regulated investment companies under the Code. The Fund believes that each Portfolio has qualified for such treatment and intends to continue to qualify therefor. If it so qualifies, a Portfolio (but not its shareholders) will be relieved of federal income tax on the amount it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Portfolio at corporate rates. Under the Code, each Portfolio of the Fund is treated as a separate corporation for federal income tax purposes and, thus, each Portfolio will be required to satisfy the qualification requirements under the Code for regulated investment company treatment.

  The Fund contemplates declaring as dividends substantially all of its net investment income. See "Dividends and Distributions". Dividends paid by the Fund from a Portfolio's investment income and distributions of a Portfolio's net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions made from net realized long-term capital gains are taxable to shareholders as long-term capital gains. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. The maximum tax rate imposed on capital gains for individual taxpayers is 28 percent. Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent, will send each shareholder a monthly dividend statement which will include the amount of dividends paid and identify whether such dividends represent ordinary income or capital gains.

  Upon sale or exchange of shares of a Portfolio, a shareholder will realize short-or long-term capital gain or loss, depending upon the shareholder's holding period in the Portfolio shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such shares.

  A Portfolio may recognize interest attributable to it from holding zero coupon securities. Current federal law requires that, for most zero coupon securities, the Portfolio must accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. In addition, the Fund may invest in pay-in-kind securities on which payments of interest consist of securities rather than cash. As an investment company, each Portfolio must pay out substantially all of its net investment income each year. Accordingly, a Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by sales of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.

  Some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. An investor when establishing an account must certify under penalty of perjury that such number is correct and that he is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  For shares of a Portfolio of the Fund acquired after October 3, 1989, if a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in another Portfolio of the Fund or a second Fund ("New Fund"), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder's basis for such shares.

  Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, or December of any year and made payable to shareholders of record in such a month will be deemed to have been received on December 31 of such year if actually paid during the following January.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  The Statement of Additional Information describes the effect of other provisions of the Code on the Fund's shareholders.

  Ordinary income and capital gains dividends may also be subject to state and local taxes.

  Investors are urged to consult their attorneys or tax advisers regarding specific questions as to federal, foreign, state or local taxes.

                             PORTFOLIO TRANSACTIONS

  No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors, the Investment Adviser is primarily responsible for the portfolio decisions of each Portfolio and the placing of its portfolio transactions. In placing orders, it is the policy of each Portfolio to obtain the best price and execution for its transactions. Affiliated persons of the Fund, including Merrill Lynch, may serve as its broker in over-the-counter transactions conducted on an agency basis.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in shares of its Portfolios. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained with the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchase and the reinvestment of ordinary income and long-term capital gain distributions. These statements will also show any other activity in the account since the previous statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by purchasing shares at the applicable public offering price either through a securities dealer which has entered into a selected dealers agreement with the Distributor or by mail directly to the Transfer Agent, acting as agent for the Distributor.

  Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of a Portfolio, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of a Portfolio, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his regular bank account. Investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more through the CMA (R)/CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  As described in further detail in the Statement of Additional Information, a shareholder of Class A or Class D shares may elect to make systematic withdrawals from his Investment Account with respect to any Portfolio on either a monthly, bimonthly, quarterly, semiannual or annual basis subject to certain conditions.

RETIREMENT PLANS

  As described in further detail in the Statement of Additional Information, eligible shareholders of the Fund may participate in a variety of qualified employee benefit plans which are available from Merrill Lynch.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of a Portfolio have an exchange privilege with the other Portfolios and certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of the other Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares of a Portfolio will be exchangeable with shares of the same class of other MLAM-advised mutual funds. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege.

  Shares of a Portfolio which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Portfolio. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Portfolio is "tacked" to the holding period of the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to the CDSC schedule applicable to that Portfolio if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Portfolio acquired through use of the exchange privilege will be subject to the Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so acquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Each Portfolio's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the Merrill Lynch Mutual Fund Adviser ("MFA") program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of a Portfolio will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Portfolio being acquired in the exchange under the MFA program.

MERRILL LYNCH BLUEPRINT SM PROGRAM

  Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group or corporate IRAs and participants in certain affinity groups such as benefit plans, credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Portfolios through a Blueprint account will acquire such Class A or Class D shares at a reduced sales charge calculated in accordance with the standard Blueprint sales charge schedules. Class B shares of any of the three Portfolios are offered through Blueprint only to members of certain affinity groups. The contingent deferred sales load will be waived in connection with orders to purchase Class B shares of the Portfolios through Blueprint provided that the shareholder is a participant in a qualified group plan at the time of purchase. However, services available to Fund shareholders through Blueprint may differ from those available to other Fund shareholders. Orders for purchase and redemption of shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. There will be no minimum initial or subsequent purchase requirement for participants who are part of an automatic investment plan. Additional information concerning placing orders to purchase through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                               PERFORMANCE DATA

  From time to time the Fund may include the average annual total return and yield of a Portfolio for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for the Class A, Class B, Class C and Class D shares of each Portfolio in accordance with formulas specified by the Securities and Exchange Commission (the "Commission").

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares.

  Dividends paid by a Portfolio with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. Each Portfolio of the Fund will include performance data for all classes of shares of that Portfolio in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data of a Portfolio for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rate of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charges and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses is deducted. See "Purchase of Shares". A Portfolio's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in that Portfolio at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. The yield for the 30-day period ended September 30, 1995 was:

                                                                  INTERMEDIATE
                HIGH INCOME PORTFOLIO INVESTMENT GRADE PORTFOLIO TERM PORTFOLIO
                --------------------- -------------------------- --------------
Class A........         9.53%                   6.20%                6.13%
Class B........         9.17%                   5.68%                5.66%
Class C........         9.12%                   5.62%                5.62%
Class D........         9.31%                   5.96%                6.03%

  Total return and yield figures are based on a Portfolio's historical performance and are not intended to indicate future performance. A Portfolio's total return and yield will vary depending on market conditions, the securities held by that Portfolio, that Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare the performance of a Portfolio to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of each Portfolio is determined once daily by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York City time) on each day during which the New York Stock Exchange is open for trading and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share of a Portfolio is computed by dividing the sum of the value of the portfolio securities held by such Portfolio plus any cash or other assets minus all liabilities by the total number of shares of such Portfolio outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to FAM and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. For the fiscal year ended September 30, 1995, the Fund paid MLPF&S $21,589 for securities price quotations to compute the net asset value of the Portfolios.

  The per share net asset value of Class A shares of a Portfolio generally will be higher than the per share net asset value of Class B, Class C and Class D shares of that Portfolio, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fee applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of a Portfolio eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE FUND

  The Fund, a Maryland corporation, is a diversified, open-end management company which was organized in August 1978 and which commenced operations on November 10, 1978 as the Merrill Lynch High Income Fund, Inc. The Fund was reorganized on September 8, 1980 to add the High Quality Portfolio and the Intermediate Term Portfolio. Prior to the reorganization, the Fund consisted solely of the High Income Portfolio. The Investment Grade Portfolio and the Intermediate Term Portfolio commenced operations on October 31, 1980. The Fund is authorized to issue two billion four hundred million (2,400,000,000) shares of $.10 par value. The shares are divided as follows: High Income Portfolio Series Common Stock which is divided into four classes designated "Class A Common Stock", "Class B Common Stock", "Class C Common Stock" and "Class D Common Stock", which consist of 400,000,000 shares, 700,000,000 shares, 200,000,000 shares and 500,000,000 shares, respectively, High Quality Portfolio Series Common Stock (which does business under the name "Investment Grade Portfolio") which is divided into four classes designated "Class A Common Stock", "Class B Common Stock", "Class C Common Stock" and "Class D Common Stock", each of which consist of 100,000,000 shares and the Intermediate Term Portfolio Series Common Stock, which is divided into four classes designated "Class A Common Stock", "Class B Common Stock", "Class C Common Stock" and "Class D Common Stock", each of which consists of 50,000,000 shares. Each Class A, Class B, Class C and Class D share of Common Stock of each Portfolio represents an interest in the same assets of such Portfolio and is identical in all respects to shares of the other classes, except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance fees associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of Common Stock of each of the Fund's Portfolios. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act of 1940 shareholders are required to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C and Class D shares bear certain additional expenses.

  For further information concerning the organization of the Fund, see the Statement of Additional Information.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, independent auditors, has been selected as the independent auditors of the Fund.

CUSTODIAN

  State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Fund's assets.

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, MLFDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, FDS receives an annual fee of $11.00 per shareholder account for Class A and Class D shares of the Portfolios and $14.00 per shareholder account for Class B and Class C shares of the Portfolios and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement.

LEGAL COUNSEL

  Rogers & Wells, New York, New York, is counsel for the Fund and passes upon legal matters for the Fund in connection with the shares offered by this Prospectus.

REPORTS TO SHAREHOLDERS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                             MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

                             P.O. BOX 45289
                             JACKSONVILLE, FLORIDA 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

ADDITIONAL INFORMATION

  This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.

  The Statement of Additional Information, dated January 26, 1996, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                    [This page is intentionally left blank.]

                                                                        APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

RATINGS OF CORPORATE BONDS
DESCRIPTION OF CORPORATE BOND RATINGS OF
MOODY'S INVESTORS SERVICE, INC.:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF
STANDARD & POOR'S RATINGS GROUP:

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's.
    Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly
B   speculative with respect to the issuer's capacity to pay interest and
CCC repay principal in accordance with the terms of the obligation. BB
CC indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C The C rating is reserved for income bonds on which no interest is being paid.

D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    MERRILL LYNCH CORPORATE BOND FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH
      BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)

[_] High Income Portfolio Class A Shares
[_] High Income Portfolio Class B Shares
[_] High Income Portfolio Class C Shares
[_] High Income Portfolio Class D Shares

[_] Investment Grade Portfolio Class A Shares
[_] Investment Grade Portfolio Class B Shares
[_] Investment Grade Portfolio Class C Shares
[_] Investment Grade Portfolio Class D Shares

[_] Intermediate Term Portfolio Class A Shares
[_] Intermediate Term Portfolio Class B Shares
[_] Intermediate Term Portfolio Class D Shares of Merrill Lynch Corporate Bond Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A share, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends            Long-Term Capital Gains

     Select  [_] Reinvest                 Select  [_] Reinvest
     One:    [_] Cash                     One:    [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Corporate Bond, Inc. Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE) [_] CHECKING  [_] SAVINGS

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I agree that this authorization will remain in effect until I provide written notification to Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

   MERRILL LYNCH CORPORATE BOND FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER
           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Dividends, Distributions and Taxes--Federal Income Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (Available to holders of Class A or Class D shares of the Intermediate Term Portfolio, the Investment Grade Portfolio or the High Income Portfolio. See terms and conditions in the Statement of Additional Information)

                                                 ..................., 19......
                                                   Date of Initial Purchase
Dear Sir/Madam:

  Although I am not obligated to do so, I intend to purchase [_] Class A or [_] Class D (choose one) shares of the [_] High Income
Portfolio [_] Investment Grade Portfolio [_] Intermediate Term Portfolio (choose one) of Merrill Lynch Corporate Bond Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

  High Income Portfolio or Investment Grade
  Portfolio: [_] $25,000 [_] $50,000 [_] $100,000 [_] $250,000 [_] $1,000,000
  Intermediate Term Portfolio:
  [_] $100,000 [_] $250,000 [_] $500,000 [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Corporate Bond Fund, Inc. Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Corporate Bond Fund, Inc. held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

                                         (2) Name.............................
(1) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------
5. FOR DEALER ONLY
                                         We hereby authorize Merrill Lynch
   Branch Office, Address, Stamp.        Funds Distributor, Inc. to act as
                                         our agent in connection with
-                                  -     transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the Shareholder's
                                         signature.

                                         .....................................
                                                Dealer Name and Address

-                                  -     By ..................................
This form when completed should be            Authorized Signature of Dealer
mailed to:
                                         [ ][ ][ ]    [ ][ ][ ][ ]
  Merrill Lynch Corporate Bond           Branch-Code  F/C No.  ...............
   Fund, Inc.                                                   F/C Last Name
   c/o Merrill Lynch Financial           [ ][ ][ ]  [ ][ ][ ][ ][ ]
   Data Services, Inc.                   Dealer's Customer A/C No.
   P.O. Box 45289
   Jacksonville, Florida 32232-5289

     MERRILL LYNCH CORPORATE BOND FUND, INC.--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION

(Please Print)
                                                   [                     ]
                                                   Social Security No. or
Name ........................................      Taxpayer Identification
     First Name         Initial     Last Name                No.

Name of Co-Owner (if any)....................
               First Name    Initial   Last Name

Address......................................    Account Number ..............
                                                 (if existing account)
 .............................................
                                   (Zip Code)
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares of the [_] High Income Portfolio [_] Investment Grade Portfolio [_] Intermediate Term Portfolio (choose one) of Merrill Lynch Corporate Bond Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals on
 . . . . . . . . . .(month) or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
                                                                         ------
or [_]    % of the current value of [_] Class A or [_] Class D shares (choose
      ----
one) in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH CORPORATE BOND FUND, INC. -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C  shares  [_] Class D shares of the [_] High Income Portfolio [_] Investment Grade Portfolio [_] Intermediate Term Portfolio (choose one) of Merrill Lynch Corporate Bond Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

MERRILL LYNCH FINANCIAL DATA               AUTHORIZATION TO HONOR ACH DEBITS
    SERVICES, INC.                         DRAWN BY MERRILL LYNCH FINANCIAL
                                               DATA SERVICES, INC.

You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                    (Investor's Bank)
account for investment in Merrill
Lynch Corporate Bond Fund, Inc., as
indicated below:

  Amount of each ACH debit $.........    Bank Address.........................

  Account No. .......................    City...... State...... Zip Code......

Please date and invest ACH debits on     As a convenience to me, I hereby re-
the 20th of each month beginning         quest and authorize you to pay and
 ......(month) or as soon thereafter as   charge to my account ACH debits
possible.                                drawn on my account by and payable
                                         to Merrill Lynch Financial Data
I agree that you are drawing these       Services, Inc., I agree that your
ACH debits voluntarily at my request     rights in respect of each such debit
and that you shall not be liable for     shall be the same as if it were a
any loss arising from any delay in       check drawn on you and signed per-
preparing or failure to prepare any      sonally by me. This authority is to
such debit. If I change banks or de-     remain in effect until revoked by me
sire to terminate or suspend this        in writing. Until you receive such
program, I agree to notify you           notice, you shall be fully protected
promptly in writing. I hereby autho-     in honoring any such debit. I fur-
rize you to take any action to cor-      ther agree that if any such debit be
rect erroneous ACH debits of my bank     dishonored, whether with or without
account or purchases of fund shares      cause and whether intentionally or
including liquidating shares of the      inadvertently, you shall be under no
Fund and crediting my bank account. I    liability.
further agree that if a debit is not
honored upon presentation, Merrill       ............   ......................
Lynch Financial Data Services, Inc.          Date            Signature of
is authorized to discontinue immedi-                          Depositor
ately the Automatic Investment Plan
and to liquidate sufficient shares       ............   ......................
held in my account to offset the pur-        Bank       Signature of Depositor
chase made with the dishonored debit.      Account        (If joint account,
                                            Number         both must sign)
 ............    .....................
    Date            Signature of
                      Depositor

                .....................    NOTE: IF AUTOMATIC INVESTMENT PLAN
               Signature of Depositor    IS ELECTED, YOUR BLANK, UNSIGNED
                 (If joint account,      CHECK MARKED "VOID" SHOULD ACCOMPANY
                   both must sign)       THIS APPLICATION.

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

                            INVESTMENT ADVISER

                        Fund Asset Management, L.P.

                          Administrative Offices:

                          800 Scudders Mill Road

                       Plainsboro, New Jersey 08536

                             Mailing Address:

                               P.O. Box 9011

                     Princeton, New Jersey 08543-9011

                                DISTRIBUTOR

                   Merrill Lynch Funds Distributor, Inc.

                          Administrative Offices:

                          800 Scudders Mill Road

                       Plainsboro, New Jersey 08536

                             Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                              TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                          Administrative Offices:

                         4800 Deer Lake Drive East

                     Jacksonville, Florida 32246-6484

                             Mailing Address:

                              P.O. Box 45289

                     Jacksonville, Florida 32232-5289

                                 CUSTODIAN

                    State Street Bank and Trust Company



                               P.O. Box 351 [/R]

                        Boston, Massachusetts 02101

                           INDEPENDENT AUDITORS

                           Deloitte & Touche LLP

                             117 Campus Drive

                        Princeton, New Jersey 08540

                                  COUNSEL

                              Rogers & Wells

                              200 Park Avenue

                         New York, New York 10166

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER IN-FORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAW-FULLY BE MADE.

                              ------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   3
Merrill Lynch Select Pricing SM System.....................................   5
Financial Highlights.......................................................  11
Investment Objectives and Policies.........................................  17
Investment Policies of the Portfolios......................................  17
 Risk Factors in Transactions in Junk Bonds................................  20
 Investments in Foreign Securities.........................................  22
 Interest Rate Futures and Options Thereon.................................  22
 Other Portfolio Strategies................................................  26
 Investment Restrictions...................................................  28
Investment Adviser.........................................................  28
 Code of Ethics............................................................  29
Directors..................................................................  30
Purchase of Shares.........................................................  30
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................  33
 Deferred Sales Charge Alternatives--
  Class B and Class C Shares...............................................  36
 Distribution Plans........................................................  41
 Limitations on the Payment of Deferred Sales Charges......................  43
Redemption of Shares.......................................................  46
 Redemption................................................................  46
 Repurchase................................................................  47
 Reinstatement Privilege--
  Class A and Class D Shares...............................................  47
Dividends, Distributions and Taxes.........................................  47
 Dividends and Distributions...............................................  47
 Federal Income Taxes......................................................  48
Portfolio Transactions.....................................................  50
Shareholder Services.......................................................  50
 Investment Account........................................................  50
 Automatic Investment Plans................................................  51
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  51
 Systematic Withdrawal Plans...............................................  51
 Retirement Plans..........................................................  51
 Exchange Privilege........................................................  51
 Merrill Lynch Blueprint SM Program........................................  53
Performance Data...........................................................  53
Additional Information.....................................................  55
 Determination of Net Asset Value..........................................  55
 Organization of the Fund..................................................  56
 Independent Auditors......................................................  56
 Custodian.................................................................  56
 Transfer Agency Services..................................................  57
 Legal Counsel.............................................................  57
 Reports to Shareholders...................................................  57
 Additional Information....................................................  57
Appendix: Description of Corporate Bond Ratings............................  59
Authorization Form.........................................................  61

                                                         Code # 10046-0196

[LOGO] MERRILL LYNCH

MERRILL LYNCH
Corporate Bond Fund, Inc.

[ART]

PROSPECTUS

January 26, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This Prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 26, 1996

                    MERRILL LYNCH CORPORATE BOND FUND, INC.

P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011--PHONE NO. (609) 282-2800

  Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company consisting of three separate portfolios, the High Income Portfolio, the Investment Grade Portfolio (formerly the High Quality Portfolio) and the Intermediate Term Portfolio. Pursuant to the Merrill Lynch Select Pricing SM System, each Portfolio of the Fund offers four classes of shares of Common Stock, each with a different combination of sales charges, ongoing fees and other features, except that Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") dated January 26, 1996, which has been filed with the Securities and Exchange Commission and is available upon oral or written request without charge. Copies of the Prospectus can be obtained by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       INVESTMENT OBJECTIVES AND POLICIES

  The primary investment objective of each Portfolio of the Fund is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities, preferred stocks and government obligations.

  Reference is made to "Investment Objectives and Policies" on page 17 of the Prospectus for a discussion of the investment objectives and policies of the Fund.

TRANSACTIONS IN FUTURES AND OPTIONS THEREON

  As described in the Prospectus, each Portfolio of the Fund may purchase and sell interest rate, bond and bond index futures contracts ("futures contracts") for the purpose of hedging its portfolio of fixed-income securities against the adverse effects of anticipated movements in interest rates. The Portfolios currently trade futures contracts on U.S. Treasury bills, notes and bonds and GNMA mortgage-backed certificates. The Portfolios may also purchase and sell exchange-traded call and put options on such futures contracts. The Fund is subject to the tax requirement that less than 30% of its gross income be derived from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the Fund's ability to engage in the hedging transactions and strategies described below. Set forth below is information concerning options and futures contracts. Reference is made to the Appendix for a more complete description of options and futures transactions.

  Call Options on Futures Contracts. As set forth in the Appendix, a call option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract at any time up to the expiration of the option. The purchase of an option on a futures contract presents more limited risk than the trading of the underlying futures contract, although, depending on the price of the option compared to either the futures contract upon which it is based, or the underlying debt securities, exercise of the option may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, a Portfolio will purchase a call option on a futures contract to hedge against a market advance resulting from declining interest rates when the Portfolio is not fully invested.

  The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fixed-income securities of the Portfolios, if the futures price at expiration is below the exercise price of the option. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's fixed-income investments. Conversely, if the futures price is above the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

  Put Options on Futures Contracts. As set forth in the Appendix, a put option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "short" position in the futures contract at any time up to the expiration of the option. A Portfolio will purchase a put option on a futures contract to hedge its securities against the risk of a decline in market value as a result of rising interest rates.

  The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of fixed-income securities which a Portfolio intends to purchase, if the futures price at expiration is higher than the exercise price. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of fixed-income securities which the Portfolio intends to purchase. Conversely, if the futures price is below the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

OPTIONS ON DEBT SECURITIES

  As described in the Prospectus, a Portfolio may purchase put options on debt securities held by the Portfolio in connection with its hedging strategies and may purchase call options on debt securities under the limited circumstances described below. A Portfolio also may write covered call options and write covered put options on debt securities to hedge its portfolio and increase its return. Such instruments, therefore, unlike futures contracts and options thereon, will not be traded solely for hedging purposes. Such options generally have a maximum exercise period of nine months.

  A Portfolio may write call options which give the holder the right to buy the underlying security covered by the option from the Portfolio at the stated exercise price. A Portfolio also may write put options that give the holder the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will write only covered options, which means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the options and, in the case of put options, that the Portfolio will, through its Custodian, have deposited and maintained short-term U.S. Treasury obligations with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

  A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's return on the underlying security in the event the option expires unexercised or is closed out at a profit. In the former instance, the Portfolio increases its return by retaining the premium without being required to purchase or sell the underlying security. In the latter case, the Portfolio increases its return by liquidating the option position at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. By writing a call, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for so long as the Portfolio's obligation as a writer continues. By writing a put, the Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. In addition, in closing out an option position, the Fund may incur a loss. Thus, in some periods the Portfolio will receive less total return and in other periods greater total return from its option positions than it otherwise would have received from the underlying securities. To the extent that such transactions are engaged in for hedging purposes, any gain (or loss) thereon may offset, in whole or in part, gains (or losses) on securities held in a Portfolio or increases in the value of securities the Portfolio intends to acquire. The Portfolio will attempt to achieve, through the receipt of premiums on covered options, a more consistent average total return than it would otherwise realize from holding the underlying securities alone. To facilitate closing transactions, as described below, the Portfolio will ordinarily only write options for which a liquid secondary market appears to exist.

  A Portfolio may engage in closing transactions in order to terminate outstanding options that it has written. To effect a closing transaction, the Portfolio purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of the transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

  A Portfolio will purchase a call option only where the market price of the underlying security declines substantially following the writing of a call option, and the Portfolio either re-hedges the security by writing a second call option at a lower exercise price or disposes of the security. In such event, the Portfolio would usually enter into a closing transaction in connection with the first option it wrote. However, if the first option has been held less than three months, the Portfolio may desire not to enter into a closing transaction in order to comply with certain provisions of the Internal Revenue Code. In such circumstances, the Portfolio may purchase a call option in an opening transaction with the same exercise price and expiration date as the option it sold.

  A Portfolio may purchase put options on securities held by the Portfolio in connection with its hedging activities. By buying a put, the Portfolio has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. As a result of the hedge, the amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

  The availability of a secondary market in options on debt securities may be adversely affected by lack of trading interest, exchange trading limits or other factors. In addition, the trading of options on debt securities is subject to the risk of insolvency of a brokerage firm or exchange. The risk of purchasing options on debt securities is limited to the amount of the premium plus transaction costs.

RISK FACTORS IN TRANSACTIONS IN FUTURES AND OPTIONS THEREON

  The trading of futures contracts and options thereon involves the risk of imperfect correlation between movements in the price of the futures contracts or option and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the option or futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the option or future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts, although such transactions will in any event be entered into solely for hedging purposes.

  The Fund may also purchase futures contracts or options theron to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in fixed-income securities. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

  Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolios will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolios or decreases in the price of securities the Portfolios intend to acquire.

  The anticipated offsetting movements between the price of the futures or option contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

  The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract, subject to the risks of the availability of a liquid offset market described herein. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or futures contract.

  "Trading Limits" may also be imposed on the maximum number of contracts which any person may trade on a particular trading day. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that trading limits will have any adverse impact on the portfolio strategies for hedging a Portfolio's investments.

  The trading of futures contracts and options thereon also is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

  The successful use of transactions in futures contracts and options thereon also depends on the ability of the management of the Fund correctly to forecast the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  The Fund has obtained an order from the Securities and Exchange Commission ("SEC") exempting it from certain provisions of the investment Company Act of 1940 in connection with its transactions in interest rate futures contracts and related options. In applying for this exemptive order, the Fund made a number of representations to the SEC regarding the manner in which such trading will be conducted.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, none of the Portfolios of the Fund may:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, none of the Portfolios of the Fund may:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c). Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities.

    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in any Portfolio in excess of 5% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Included among such restricted transactions are (i) purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal, and (ii) purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

  The Fund has undertaken to certain state securities administrators that as a matter of operating policy it will not make short sales of securities or invest in oil, gas or mineral leases or in real estate limited partnership interests.

  Lending of Portfolio Securities. Subject to investment restriction (8) above, a Portfolio of the Fund from time to time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Portfolio making the loan. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

  Forward Commitments. U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with the Custodian consisting of cash or liquid high grade debt obligations having a market value at all times until the delivery date at least equal to the amount of the forward commitment. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Fund will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest as described under "Investment Objectives and Policies".

  Repurchase Agreements. As described in the Prospectus, the Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, the Fund also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. As a matter of operating policy, the Fund will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 10% of the total assets of a Portfolio would be so invested.

  Foreign Securities. Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives. No Portfolio will concentrate its investments in any particular foreign country. Each Portfolio may purchase securities issued in dollar or foreign currency denominations. In the case of any such investment in a security denominated in a foreign currency, the Portfolio making the investment would be subject to the risk of changes in currency exchange rates.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Directors and officers of the Fund, their ages, principal occupations for at least the last five years and the public companies for which they serve as directors are set forth below. Unless otherwise stated, the address of each director and officer is P.O. Box 9011, Princeton, New Jersey 08540-9011.

  Arthur Zeikel (63)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of the Distributor.

  Ronald W. Forbes (55)--Director--1400 Washington Avenue, Albany, New York 12222. Associate Professor of Finance, School of Business, State University of New York at Albany; Member, Task Force on Municipal Securities Markets, Twentieth Century Fund; Consultant, Public Finance Banking, Shearson Lehman Brothers, Inc.

  Cynthia A. Montgomery (43)--Director--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02613. Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellog Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director of UNUM Corporation; Director of Newell Co. (manufacturer of housewares and other consumer products).

  Charles C. Reilly (64)--Director--9 Hampton Harbor Road, Hampton Bays, New York 11946. Adjunct Professor, Columbia University Graduate School of Business since 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990.

  Kevin A. Ryan (63)--Director--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Professor of Education at Boston University since 1982, Founder and current Director of the Boston

University Center for Advancement of Ethics and Character. Formerly taught on the faculties of the University of Chicago, Stanford University and Ohio State University.

  Richard R. West (57)--Director--482 Tepi Drive, Southbury, Connecticut 06488. Professor of Finance and Dean at New York University Business School of Administration since 1993; Director of, Vornado Realty Trust (real estate holding company), Bowne & Co., Inc. (printer), Alexander's Inc. (department stores), and Smith Corona Corporation (manufacturer of typewriters and word processors).

  Terry K. Glenn (55)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; President and Director of Merrill Lynch Funds Distributor, Inc. ("MLFD") since 1986; President of Princeton Administrators, Inc. and Director of Financial Data Services, Inc. since 1985; Executive Vice President and Director of Princeton Services since 1993.

  N. John Hewitt (61)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser since 1981.

  Donald C. Burke (37)--Vice President (1)(2)--Vice President and Director of Taxation of MLAM since 1990; employee at Deloitte & Touche LLP from 1982 to 1990.

  Vincent T. Lathbury, III (55)--Vice President (1)(2)--Vice President of MLAM and Portfolio Manager of the Investment Adviser and MLAM since 1982.

  Jay C. Harbeck (61)--Vice President (1)(2)--Vice President of MLAM since
1986.

  Gerald M. Richard (46)--Treasurer (1)(2)--Senior Vice President and Treasurer of MLAM and the Investment Adviser since 1984; Vice President of MLFD since 1981 and Treasurer since 1984; Senior Vice President and Treasurer of Princeton Services since 1993.

  Michael J. Hennewinkel (43)--Secretary (1)(2)--Vice President of MLAM since 1985 and attorney associated with the Investment Adviser and MLAM since 1982.

--------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Fund.
(2) The officers of the Fund are officers of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser (see "Investment Advisory Arrangements").

  Set forth below is a chart showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Adviser or MLAM (collectively, the "Fund Complex") for their services as Directors or Trustees of such investment companies.

                                                    PENSION OR
                                                RETIREMENT BENEFITS TOTAL COMPENSATION FROM
                         AGGREGATE COMPENSATION   ACCRUED AS PART    FUND AND FUND COMPLEX
NAME OF DIRECTOR             FROM THE FUND       OF FUND EXPENSES      PAID TO DIRECTORS
----------------         ---------------------- ------------------- -----------------------
Ronald W. Forbes(1).....        $ 9,200                None                $154,400
Cynthia A. Montgom-
 ery(1).................          9,200                None                 133,817
Charles C. Reilly(1)....          9,200                None                 276,900
Kevin A. Ryan(1)........          9,200                None                 154,400
Richard R. West(1)......         10,200                None                 300,900

--------

(1) The Directors serve on the boards of other FAM/MLAM Advisory Funds as follows: Ronald W. Forbes (37 funds), Cynthia A. Montgomery (37 funds), Charles C. Reilly (54 funds), Kevin A. Ryan (37 funds) and Richard R. West (54 funds).

  At December 31, 1995, Messrs. Zeikel, Glenn, Hewitt, Lathbury, Harbeck, Burke, Richard and Hennewinkel owned in the aggregate less than 1/4 of 1% of the outstanding Common Stock of Merrill Lynch & Co., Inc. At December 31, 1995, the officers and directors of the Fund owned less than one percent of the outstanding shares of the Fund.

  The Fund has an Audit Committee and a Nominating Committee, each of which consists of all of the directors of the Fund who are not interested persons of the Fund.

  Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all directors of the Fund who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries. The Fund will pay each director who is not an affiliated person of Merrill Lynch & Co., Inc. or its subsidiaries an annual fee of $4,000 plus a fee of $800 per meeting of the Board of Directors attended and a fee at the annual rate of $2,000 for serving on the Fund's Audit Committee. In addition, the Fund pays all directors' actual out-of-pocket expenses related to attendance at meetings. The Chairman of the Audit Committee is paid an additional annual fee of $1,000. For the fiscal year ended September 30, 1995, fees and expenses paid to the unaffiliated directors of the Fund aggregated $47,921.

INVESTMENT ADVISORY ARRANGEMENTS

  The Investment Adviser, acts as the investment adviser for the Fund and provides the Fund with management services. FAM (the general partner of which is Princeton Services Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) is itself a wholly-owned affiliate of Merrill Lynch & Co., Inc. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Merrill Lynch & Co., Inc. has its principal place of business at 250 Vesey Street, New York, New York 10281.

  While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Portfolios, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

  Securities held by any Portfolio may also be held by other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any Portfolio or for other funds for which the Investment Adviser or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The principal executive officers and directors of the Investment Adviser are Arthur Zeikel, President, Chief Investment Officer and Director; Terry K. Glenn, Executive Vice President and Director; Philip L. Kirstein, Senior Vice President, Secretary, General Counsel, and Director; Gerald M. Richard, Senior Vice President and Treasurer; Robert W. Crook; Vincent R. Giordano, Elizabeth Griffin, Norman R. Harvey, N. John Hewitt, Joseph T. Monagle, Stephen M. M. Miller, Richard L. Rufener, Ronald L. Welburn, Anthony Wiseman, Senior Vice Presidents; and Ronald M. Kloss, Senior Vice President and Comptroller.


  Advisory Fee. As compensation for its services to the Portfolios, the Investment Adviser receives at the end of each month a fee with respect to each Portfolio. The fee for each Portfolio is determined based on the annual advisory fee rates for that Portfolio set forth in the table below. These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates shown below applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceed $250 million, $500 million and $750 million (each such amount being a "breakpoint level"). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a "uniform percentage" basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of the three combined Portfolios that falls within that breakpoint level by the aggregate of the average daily net assets of the three combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

                                                     RATES OF ADVISORY FEE
                                               ---------------------------------
                                                 HIGH    INVESTMENT INTERMEDIATE
AGGREGATE OF AVERAGE DAILY NET ASSETS           INCOME     GRADE        TERM
OF THE THREE COMBINED PORTFOLIOS               PORTFOLIO PORTFOLIO   PORTFOLIO
-------------------------------------          --------- ---------- ------------
Up to $250 million............................   0.55%      0.50%       0.50%
Over $250 million up to $500 million..........   0.50       0.45        0.45
Over $500 million up to $750 million..........   0.45       0.40        0.40
Over $750 million.............................   0.40       0.35        0.35

  The State of California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations applicable to the Fund require that the Investment Adviser reimburse the Fund for advisory fees received by it from the Fund to the extent that the Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees, distribution fees and commissions and extraordinary charges such as litigation costs) exceed in any fiscal year 2.5% of the Fund's first $30,000,000 of average daily net assets, 2.0% of average daily net assets in excess of $30,000,000 but not exceeding $100,000,000 and 1.5% of average daily net assets above $100,000,000 for such year. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

  For the fiscal years ended September 30, 1993, 1994 and 1995, the advisory fees paid by the Fund to the Investment Adviser totaled $12,680,843, $17,493,674 and $19,482,874, respectively. The Investment Adviser did not reimburse any portion of its advisory fee for the fiscal years ended September 30, 1993, 1994 and 1995.

  Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with economic research, investment research, trading and investment management of the Portfolios, as well as the fees of all directors of the Fund who are affiliated persons of Merrill Lynch & Co., Inc. or any of its subsidiaries. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended September 30, 1995, the amount of such reimbursement for accounting services was $383,639, of which $215,484 was attributable to the High Income Portfolio, $118,390 was received with respect to the Investment Grade Portfolio and $49,765 was received with respect to the Intermediate Term Portfolio. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The Board of Directors of the Fund has determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by each Portfolio. See "Distributor".

  Merrill Lynch & Co., Inc. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management policies.

DURATION AND TERMINATION

  Continuation of the Investment Advisory Agreement for the period March 1, 1996 to March 1, 1997 was approved by the Board of Directors, including a majority of the disinterested directors, on December 6, 1995. Unless earlier terminated as described below, the agreement will remain in effect until March 1, 1997 and thereafter will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. The agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.

TRANSFER AGENCY SERVICES ARRANGEMENTS

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., serves as transfer agent to the Fund pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). MLFDS receives a fee of $11.00 per shareholder account for Class A or Class D shares of the Portfolios and a fee of $14.00 per shareholder account for Class B or Class C shares of the Portfolios. For the year ended September 30, 1995, the Fund paid MLFDS a fee of $5,826,676 pursuant to the Transfer Agency Agreement.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" on page 50 of the Prospectus. The net asset value of the shares of each Portfolio is determined once daily by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York City time) on days that the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The New York Stock Exchange is not open for business on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Portfolio is computed by dividing the sum of the value of the securities held by such Portfolio plus any cash or other assets minus all liabilities by the total number of shares of such Portfolio outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to FAM and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

  The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices (in the case of the Investment Grade and Intermediate Term Portfolios) or at the mean of the most recent bid and ask prices (in the case of the High Income Portfolio) as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and the last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations. These procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

                             PORTFOLIO TRANSACTIONS

  Under the Investment Company Act of 1940, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase or sale of the Fund's portfolio securities unless a permissive order allowing such transactions is obtained from the SEC. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as dealers in connection with such transactions with the Fund. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have in the past raised questions as to whether investment companies should seek to "recapture" brokerage commissions and underwriting and dealer spreads by effecting their purchases and sale through affiliated entities. In order to effect such an arrangement, the Fund would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The directors have considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after reviewing all factors deemed relevant, have made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Fund will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act, if the directors should determine that recapture is in the best interests of the Fund or otherwise required by developments in the law. The Investment Adviser has arranged for the Fund's custodial bank to receive on behalf of the Fund any tender offer solicitation fees payable with respect to portfolio securities of the Fund.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Securities and Exchange Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  The securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of each Portfolio will consist primarily of dealer or underwriter spreads.

  While the Investment Adviser seeks to obtain the best price and execution in effecting transactions in the portfolio securities of each Portfolio, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by a Portfolio. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Investment Adviser, a Portfolio will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts.

  For the fiscal year ended September 30, 1993, the Fund paid total brokerage commissions of $45,972, $10,896 of which was paid to Merrill Lynch. For the fiscal year ended September 30, 1994, the Fund paid total brokerage commissions of $77,122, $5,313 of which was paid to Merrill Lynch. For the fiscal year ended September 30, 1995, the Fund paid total brokerage commissions of $33,471, $27,528 of which was paid to Merrill Lynch.

PORTFOLIO TURNOVER

  The rate of portfolio turnover is not a limiting factor when management deems it appropriate to purchase or sell securities. The Fund expects that the annual turnover rate for each of the portfolios should not generally exceed 100%; however, during periods when interest rates fluctuate significantly, as they have during the past few years, the portfolio turnover rates for each of the portfolios may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated. For the fiscal years ended September 30, 1994 and September 30, 1995, the portfolio turnover rates of the High Income Portfolio were 32.52% and 24.58%, respectively, of the Investment Grade Portfolio were 159.05% and 108.07%, respectively, and of the Intermediate Term Portfolio were 155.42% and 142.84%, respectively. The calculation of the rate of portfolio turnover does not include the purchase or sale of money market securities. High portfolio turnover can be expected to result in the recognition of capital gains and losses. To the extent the Fund distributes short-term capital gains, such distributions will be taxable as dividends. The Fund's ability to enter into certain short-term transactions will be limited by the requirement that gains on certain securities held by the Fund for less than three months may not exceed 30% of its annual gross income for Federal income tax purposes.

  The Fund intends to continue to comply with the various requirements of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. See "Dividends, Distributions and Taxes". Among such requirements is a limitation to less than 30% on the amount of its gross income which the Fund may derive from gain on the sale or other disposition of securities held for less than three months. Accordingly, the Fund's ability to effect certain portfolio transactions may be limited.

                              PURCHASE OF SHARES

  Each Portfolio issues four classes of shares under the Merrill Lynch Select Pricing SM System: Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Each Class A, Class B, Class C and Class D share of each Portfolio represents an identical interest in the same portfolio of investments of such Portfolio and has the same rights except that Class B, Class C and Class D shares bear the expenses of the Class B, Class C and Class D exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and distribution fees are paid. Each has different exchange privileges. See "Shareholder Services--Exchange Privilege". Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege.

ALTERNATIVE SALES ARRANGEMENTS

  The alternative sales arrangements of the three Portfolios permit investors to choose the method of purchasing shares that the investor believes is most beneficial given the amount of their purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to ongoing charges, as discussed below, or to have the entire initial purchase price invested in one of the Portfolios with the investment thereafter being subject to ongoing charges.

  The Merrill Lynch Select Pricing SM System is used by more than 50 mutual funds advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into separate distribution agreements (the "Distribution Agreements") with the Distributor in connection with the continuous offering of each class of shares of the three Portfolios. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A AND CLASS D SHARES

  For the fiscal years ended September 30, 1993 and 1994, the Distributor received $5,600,601 and $3,169,482, respectively, as sales charges on shares sold, of which $5,159,809 and $2,917,019, respectively, was paid to Merrill Lynch with respect to Class A shares. For the fiscal year ended September 30, 1995, the Distributor received $695,988, of which $635,156 was paid to Merrill Lynch. All of such sales charges were attributable to payments of initial sales charges in connection with purchases of Class A shares of the Portfolios. With respect to Class D shares, for the period October 21, 1994 (commencement of operations) to September 30, 1995, the Distributor received $1,433,700, of which $1,307,934 was paid to Merrill Lynch. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions".

REDUCED INITIAL SALES CHARGES--CLASS A AND CLASS D SHARES

  Reduced Sales Charges. As described generally in the Prospectus, a reduced sales charge is available for any purchase of Class A or Class D shares of the High Income Portfolio or Investment Grade Portfolio in excess of $25,000 and Class A or Class D shares of the Intermediate Term Portfolio in excess of $100,000. The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non- qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of any of the three Portfolios subject to initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Funds and of any other MLAM-advised mutual fund. For any such right of accumulation to be made available the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases through any dealer aggregating $25,000 or more of Class A or Class D shares of the High Income Portfolio or the Investment Grade Portfolio and $100,000 or more of Class A shares of the Intermediate Term Portfolio or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser's paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of any of the three Portfolios or of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter. The reduced sales charge applicable to the amount covered by the Letter of Intention will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention, the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares of the Portfolio purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser). The first purchase under the Letter of Intention must be five percent of the dollar amount of such Letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares of the Portfolio then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into any Portfolio that creates a sales charge will count toward completing a new or existing Letter of Intention in any Portfolio.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Merrill Lynch Blueprint SM Program. Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, Group IRAs and participants in certain affinity groups such as benefit plans, credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Portfolios through Blueprint will acquire such Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.5% for the High Income and Investment Grade Portfolios and .80% for the Intermediate Term Portfolios. Purchases of $5,000.01 or more will be at the standard sales charge rate disclosed in the Prospectus). In addition, Class D shares of the Portfolios are being offered at net asset value plus a sales charge of 1/2 of 1% for participants in corporate or group IRA programs placing orders to purchase their shares through Blueprint. However, services (including the exchange privilege) available to Class A and Class D shareholders through Blueprint may differ from those available to other investors in Class A or Class D shares. Class A and Class D shares are offered at net asset value to participants in the Merrill Lynch Blueprint SM Program through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (see definition below) whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum initial or subsequent purchase requirements are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Purchase Privileges of Certain Persons. Directors of the Fund, directors and trustees of other MLAM-advised investment companies, Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors or employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class A shares of the Fund and other MLAM-advised funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund ("formerly known as the Merrill Lynch Prime Fund, Inc.") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Merrill Lynch Senior Floating Rate Fund shareholders must sell their Merrill Lynch Senior Floating Rate Fund shares to the Merrill Lynch Senior Floating Rate Fund in connection with a tender offer conducted by the Merrill Lynch Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Merrill Lynch Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Merrill Lynch Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Merrill Lynch Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Merrill Lynch Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or MLAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares of the Fund. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"). In order to exercise this investment option, closed-end fund shareholders must (i) sell their closed-end fund shares through Merrill Lynch and reinvest the proceeds immediately in the Eligible Class A or Class D Shares of the Fund, (ii) either have acquired the shares in the closed-end fund's initial public offering or through reinvestment of dividends earned on shares purchased in such offering, (iii) have maintained their closed-end fund shares continuously in a Merrill Lynch account, and (iv) purchase a minimum of $250 worth of Fund shares. Similarly, Class D shares of the Portfolio are offered at a net asset value to shareholders of Merrill Lynch Municipal Strategy Fund Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Fund pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable.

  Class D shares of the Fund are offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that they will purchase Class D shares of a Portfolio with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

  Class D shares of the Portfolio are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Portfolio with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Portfolios are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and imposed a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in a Portfolio of the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investors.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Portfolios may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.

  The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

DISTRIBUTION PLAN

  Reference is made to "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Distribution Plan" in the Prospectus for certain information with respect to the separate distribution plans of the Fund for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. For the fiscal year ended September 30, 1995, the High Income, Investment Grade and Intermediate Term Portfolios paid the Distributor $19,752,109, $3,862,733 and $751,159, respectively, pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $2.6 billion, $516.4 million and $150.6 million, respectively) all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal period October 21, 1994 (commencement of operations) to September 30, 1995, the High Income, Investment Grade and Intermediate Term Portfolios paid the Distributor $392,368, $58,465 and $4,675, respectively, pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $52.2 million, $7.8 million and $1.0 million, respectively) all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the High Income, Investment Grade and Intermediate Term Portfolios paid the Distributor $105,669, $26,207 and $5,229, respectively, pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $45.0 million, $11.2 million and $5.6 million, respectively) all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders of the relevant Portfolio.

Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders of the relevant Portfolio. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of any Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by any Portfolio without the approval of the related class of shareholders of that Portfolio, and all material amendments are required to be approved by the vote of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

                              REDEMPTION OF SHARES

  The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio. Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by each Portfolio at such time.

REPURCHASE

  The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York City time), on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York City time), in order to obtain that day's closing price.

  For shareholders submitting their shares for repurchase through listed securities dealers, payment for fractional shares will be made by the Transfer Agent directly to the shareholder and payment for full shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted in the Prospectus.

REINSTATEMENT PRIVILEGE

  Shareholders who have redeemed Class A or Class D shares of any Portfolio, including redemption through repurchase by the Fund, have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of such Portfolio at the net asset value of such shares without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the shareholder only the first time such shareholder makes a redemption. A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised, and an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement to reflect the disallowed loss.

  If a shareholder disposes of shares within 90 days of their acquisition and subsequently reacquires shares of the Fund pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares disposed of will be reduced to the extent the load charge paid to the Fund upon the shareholder's initial purchase reduces any load charge such shareholder would have been required to pay on the subsequent acquisition in absence of the reinstatement privilege. Instead, such load charge will be treated as an amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES.

  As discussed in the Prospectus under "Purchase of Shares--Alternative Sale Arrangements--Deferred Sales Charge Alternative--Class B and Class C Shares," while Class B shares of the High Income Portfolio and the Investment Grade Portfolio redeemed within four years of purchase and Class B shares of the Intermediate Term Portfolio redeemed within one year of purchase are subject to a contingent deferred sales charge under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  During the fiscal year ended September 30, 1993, Merrill Lynch received contingent deferred sales charges of $2,273,384 with respect to Class B shares of the High Income Portfolio, $822,254 with respect to

Class B shares of the Investment Grade Portfolio and $63,434 with respect to Class B shares of the Intermediate Term Portfolio. During the fiscal year ended September 30, 1994, Merrill Lynch received contingent deferred sales charges of $3,919,228 with respect to Class B shares of the High Income Portfolio, $1,034,183 with respect to Class B shares of the Investment Grade Portfolio and $258,335 with respect to Class B shares of the Intermediate Term Portfolio. During the fiscal year ended September 30, 1995, Merrill Lynch received contingent deferred sales charges of $5,011,339 with respect to Class B shares of the High Income Portfolio, $1,112,592 with respect to Class B shares of the Investment Grade Portfolio and $291,980 with respect to Class B shares of the Intermediate Term Portfolio.

  With respect to Class C shares of the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio, for the period October 21, 1994 (commencement of operations) to September 30, 1995, Merrill Lynch received contingent deferred sales charges of $43,196, $8,956 and $410, respectively,

  Merrill Lynch Blueprint SM Program. Class B shares of all three Portfolios are offered to certain participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares are offered through Blueprint only to members of certain affinity groups. The contingent deferred sales charge is waived for shareholders who are members of certain affinity groups at the time orders to purchase Class B shares are placed through Blueprint. However, services (including the exchange privilege) available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum investment amounts are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  Reference is made to "Dividends, Distributions and Taxes" on page 47 of the Prospectus.

FEDERAL INCOME TAXES

  The Fund intends to qualify as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code").
Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders. To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and derive less than 30% of its gross income each taxable year from gains (without deduction for losses) from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. If in any taxable year the Fund does not qualify as a regulated investment company, all its taxable income will be taxed to the Fund at corporate rates.

  Dividends will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes (which may differ from net income for book purposes), which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing distributions of realized net long-term capital gains, if any. If the amount described in (a) above were to exceed the shareholder's tax basis for his shares, the excess over basis would be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses realized by the Fund will, to the extent distributed by the Fund, be taxable to shareholders as long-term capital gains regardless of the length of time a particular shareholder may have held his shares in the Fund. The maximum tax rate imposed on capital gains for individual taxpayers is 28 percent. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

  Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31, of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

  Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the income of each Portfolio will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.

  At September 30, 1995, the Fund had a capital loss carryforward of approximately $11,795,000 in the High Income Portfolio, all of which expires in 1999; approximately $35,299,000 in the Investment Grade Portfolio, all of which expires in 2003; and approximately $12,447,000 in the Intermediate Term Portfolio, all of which expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

  Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable tax treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action.

TAX TREATMENT OF TRANSACTIONS IN OPTIONS ON DEBT SECURITIES, FUTURES CONTRACTS AND OPTIONS THEREON

  Each Portfolio of the Fund may purchase and sell interest rate futures contracts and may write and purchase call and put options on such futures contracts and on certain debt securities. The Portfolios may write or purchase options which will be classified as "nonequity options" under the Code. Generally, gain and loss resulting from transactions in options on debt securities, as well as gain and loss from transactions in futures contracts and options thereon, will be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof (hereinafter "blended gain or loss"). In the case of the exercise or assignment of an option on a debt security, the premium paid or received by the Fund generally will adjust the gain or loss on disposition of the underlying security.

  Any option or futures contract held by a Portfolio on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The capital gains and losses of each Portfolio will be combined in each fiscal year to determine the capital gains and losses of the Fund, as described above.

  In addition, the Portfolio's trading strategies may constitute "straddle" transactions with futures contracts, options thereon and options on debt securities. "Straddles" may affect the taxation of futures contracts and options, and may cause the postponement of recognition of losses incurred in certain closing transactions.

  The requirements for classification as a regulated investment company may restrict the Fund's ability to engage in certain options and futures contract transactions. The Fund has obtained a private letter ruling from the Internal Revenue Service providing the Fund with relief from certain provisions of the Code which might otherwise affect its ability to engage in such transactions.

                           SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.

  Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account with Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account (as described in the Prospectus under "Shareholder Services--Investment Account" on p. 50) at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the fund through Blueprint no minimum charge to the investors' bank accounts is required. An investor whose shares of the Fund are held within a CMA (R) or CBA (R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA (R)/CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder of any of the Portfolios may elect to receive systematic withdrawal payments from an Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares having a value, based upon the current net asset value, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined once by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Class A or Class D shares of the applicable Portfolio. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yields or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept additions to an Investment Account in which an election has been made to receive systematic withdrawals unless such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account from which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

                                RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

Retirement Plan

  Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares and is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through

Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans.

Employer-Sponsored Retirement and Savings Plans

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

                               EXCHANGE PRIVILEGE

  Shareholders of each class of shares of a Portfolio of the Fund have an exchange privilege with other Portfolios of the Fund and with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of the other Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM- advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period of the newly acquired shares of the other Portfolio or other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of any of the other MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the fund exercising the exchange privilege will continue to be subject to the fund's CDSC schedule if such schedule is higher than the CDSC relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the higher of the fund's CDSC schedule or the CDSC relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the High Income Portfolio of the Merrill Lynch Corporate Bond Fund, Inc. ("High Income Portfolio") for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% sales load that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of High Income Portfolio Class B shares to the two year holding period for the Merrill Lynch Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a Class B money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the High Income Portfolio for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares of the High Income Portfolio for two and a half years and two years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the High Income Portfolio been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continues to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.

  The funds into which exchanges may be made and their respective investment objectives are as follows:

 Funds Issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ........  High current income, consistent with a policy of limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities

Merrill Lynch Americas Income
 Fund, Inc. ...................  A high level of current income, consistent with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund..  A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.

Merrill Lynch Arizona
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.

Merrill Lynch Arkansas
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arkansas income taxes as is consistent with prudent investment management.

Merrill Lynch Asset Growth
 Fund, Inc.....................  High total investment return, consistent with prudent risk, from investment in United
                                  States and foreign equity, debt and money market securities, the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

Merrill Lynch Asset Income
 Fund, Inc.....................  A high level of current income through investment primarily in United States fixed income securities.

Merrill Lynch Balanced Fund
 for Investment and
 Retirement, Inc. .............
                                 As high a level of total investment return as
                                  is consistent with a relatively low level of risk through investment in common stocks and other types of securities, including fixed income securities and convertible securities.

Merrill Lynch Basic Value
 Fund, Inc. ...................  Capital appreciation and, secondarily, income by investing in securities, primarily
                                  equities, that management of the fund
                                  believes are undervalued and therefore
                                  represent basic investment value.

Merrill Lynch California
 Municipal Bond Fund...........  A portfolio of Merrill Lynch California
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.

Merrill Lynch California
 Insured Municipal Bond Fund...  A portfolio of Merrill Lynch California
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of insured California Municipal Bonds.

Merrill Lynch California
 Limited Maturity Municipal      A portfolio of Merrill Lynch Multi-State
 Bond Fund.....................   Limited Maturity Municipal Series Trust, a
                                  series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.

Merrill Lynch Capital Fund,      The highest total investment return
 Inc...........................   consistent with prudent risk through a fully
                                  managed investment policy utilizing equity, debt and convertible securities.

Merrill Lynch Colorado
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.

Merrill Lynch Connecticut
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Connecticut income taxes as is consistent with prudent investment management.

Merrill Lynch Developing
 Capital Markets Fund, Inc.....  Long-term appreciation through investment in securities, principally equities, of issuers in countries having smaller capital markets.

Merrill Lynch Dragon Fund,
 Inc...........................  Capital appreciation primarily through investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

Merrill Lynch Euro Fund........                                                -
                                 Capital appreciation primarily through
                                  investment in equity securities of
                                  corporations domiciled in Europe.

Merrill Lynch Federal
 Securities Trust..............  High current return through investments in
                                  U.S. government and governmental agency
                                  securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.

Merrill Lynch Florida
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund..  A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

Merrill Lynch Fund For
 Tomorrow, Inc.................  Long-term growth through investment in a portfolio of good quality securities,
                                  primarily common stock, potentially
                                  positioned to benefit from demographic and cultural changes as they affect consumer markets.

Merrill Lynch Fundamental
 Growth Fund, Inc..............  Long-term growth through investment in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rate in earnings.

Merrill Lynch Fundamental
 Value Portfolio (Available
 only for exchanges by certain
 individual retirement
 accounts for which Merrill
 Lynch acts as custodian)......  A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose
                                  objective is to provide capital appreciation and income by investing in securities, with at least 65% of the portfolio's assets being invested in equities.

Merrill Lynch Global
 Allocation Fund, Inc..........  High total return, consistent with prudent risk, through a fully managed investment policy utilizing United States and foreign equity, debt, and money market securities, the combination of which will be varied from time to time, both with respect to types of securities and markets in response to changing market and economic trends.

Merrill Lynch Global Bond Fund
 for Investment and              High total investment return from investment
 Retirement....................   in government and corporate bonds
                                  denominated in various currencies and multi-national currency units.

Merrill Lynch Global
 Convertible Fund, Inc.........  High total return from investment primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

Merrill Lynch Global Holdings,
 Inc. (resident of Arizona
 must meet investor
 suitability standards)........  The highest total investment return consistent with prudent risk through
                                  worldwide investment in an internationally diversified portfolio of securities.

Merrill Lynch Global
 Opportunity Portfolio
 (Available only for exchanges
 by certain individual
 retirement accounts for which
 Merrill Lynch acts as
 custodian)...............       A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose
                                  objective is to provide a high total
                                  investment return through an investment
                                  policy utilizing United States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.

Merrill Lynch Global Resources
 Trust.........................  Long-term growth and protection of capital from investment in securities of foreign and domestic companies that possess substantial natural resource assets.

Merrill Lynch Global SmallCap
 Fund, Inc.....................  Long-term growth of capital by investing primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

Merrill Lynch Global Utility     Capital appreciation and current income
 Fund, Inc.....................   through investment of at least 65% of its
                                  total assets in equity and debt securities issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch Growth Fund For
 Investment And Retirement.....  Growth of capital and, secondarily, income from investment in a diversified portfolio of equity securities placing principal emphasis on those securities which management of the Fund believes to be undervalued.



Merrill Lynch Healthcare Fund,
 Inc. (residents of Wisconsin
 must meet investor
 suitability standards)........
                                 Capital appreciation through worldwide
                                  investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

Merrill Lynch International      Capital appreciation and, secondarily, income
 Equity Fund...................   by investing in a diversified portfolio of
                                  equity securities of issuers located in
                                  countries other than the United States.

Merrill Lynch Latin America
 Fund, Inc.....................  Capital appreciation by investing primarily in Latin American equity and debt
                                  securities.

Merrill Lynch Maryland
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from federal and Maryland income taxes as is consistent with prudent investment management.

Merrill Lynch Massachusetts
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal
 Bond Fund.....................
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.

Merrill Lynch Michigan
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund..  A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.

Merrill Lynch Minnesota
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Minnesota income taxes as is consistent with prudent investment management.

Merrill Lynch Municipal Bond     Tax-exempt income from three separate
 Fund, Inc.....................   diversified portfolios of municipal bonds.

Merrill Lynch Municipal
 Intermediate Term Fund........  Currently the only portfolio of Merrill Lynch
                                  Municipal Series Trust, a series fund, whose objective is to provide a high level of income exempt from Federal income taxes by investing in investment grade obligations with the maximum maturity not to exceed twelve years and a dollar weighted average maturity of five to ten years.

Merrill Lynch New Jersey
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management.

Merrill Lynch New Jersey         A portfolio of Merrill Lynch Multi-State
 Limited Maturity Municipal       Limited Maturity Municipal Series Trust, a
 Bond Fund.....................   series fund, whose objective is to provide
                                  as high a level of income exempt from
                                  Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New
                                  Jersey Municipal Bonds.

Merrill Lynch New Mexico
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management.

Merrill Lynch New York
 Municipal Bond Fund...........  Currently a portfolio of Merrill Lynch Multi-
                                  State Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund..  A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.

Merrill Lynch North Carolina
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management.

Merrill Lynch Ohio Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management.

Merrill Lynch Oregon Municipal   A portfolio of Merrill Lynch Multi-State
 Bond Fund.....................   Municipal Series Trust, a series fund, whose
                                  objective is to provide as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management.

Merrill Lynch Pacific Fund,      Capital appreciation by investing in equity
 Inc. .........................   securities of corporations domiciled in Far
                                  Eastern or Western Pacific countries,
                                  including Japan, Australia, Hong Kong and
                                  Singapore.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management.

Merrill Lynch Pennsylvania
 Limited Maturity Municipal
 Bond Fund.....................
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

Merrill Lynch Phoenix Fund,      Long-term growth of capital by investing in
 Inc...........................   equity and fixed income securities,
                                  including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.

Merrill Lynch Quality Bond
 Portfolio (Available only for
 exchanges by certain
 individual retirement
 accounts for which Merrill
 Lynch acts as custodian)......  A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose
                                  objective is to provide a high level of
                                  current income through investment in a
                                  diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.

Merrill Lynch Short-Term
 Global Income Fund, Inc.......  Current income at as high a level as is consistent with prudent investment
                                  management from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

Merrill Lynch Special Value      Long-term growth of capital from investments
 Fund, Inc.....................   in securities, primarily common stocks, or
                                  relatively small companies believed to have special investment value and emerging growth companies regardless of size.

Merrill Lynch Strategic
 Dividend Fund.................  Long-term total return from investment in dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

Merrill Lynch Technology Fund,
 Inc...........................  Long-term capital appreciation through worldwide investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

Merrill Lynch Texas Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

Merrill Lynch U.S. Government
 Securities Portfolio
 (Available only for exchanges
 by certain individual
 retirement accounts for which
 Merrill Lynch acts as
 custodian)...............       A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose
                                  objective is to provide a high current
                                  return through investments in U.S.
                                  Government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.

Merrill Lynch Utility Income
 Fund, Inc.....................  High current income through investment in equity and debt securities issued by
                                  companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch World Income       High current income by investing in a global
 Fund, Inc.....................   portfolio of fixed income securities
                                  denominated in various currencies, including multi-national currencies.

 Class A Shares Money Market
   Funds:

Merrill Lynch Ready Assets       Preservation of capital, liquidity and the
 Trust.........................   highest possible current income consistent
                                  with the foregoing objectives from the
                                  short-term money market securities in which the Trust invests.

Merrill Lynch Retirement
 Reserves Money Fund
 (available only for exchanges
 within certain retirement
 plans)........................
                                 Currently the only portfolio of Merrill Lynch
                                  Retirement Series Trust, a series fund,
                                  whose objectives are current income,
                                  preservation of capital and liquidity
                                  available from investing in a diversified portfolio of short-term money market securities.

Merrill Lynch U.S.A.
 Government Reserves...........  Preservation of capital, current income and liquidity available from investing in direct obligations of the U.S. Government and repurchase agreements relating to such securities.

Merrill Lynch U.S. Treasury
 Money Fund....................  Preservation of capital, liquidity and current income through investment
                                  exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

 Class B, Class C and Class D
   Share Money Market Funds:

Merrill Lynch Government Fund..  A portfolio of Merrill Lynch Funds for
                                  Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

Merrill Lynch Institutional
 Fund..........................  A portfolio of Merrill Lynch Funds for
                                  Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high-quality portfolio of money market securities.

Merrill Lynch Institutional      A portfolio of Merrill Lynch Funds for
 Tax-Exempt Fund...............   Institutions Series, a series fund, whose
                                  objective is to provide current income
                                  exempt from Federal income taxes,
                                  preservation of capital and liquidity
                                  available from investing in a diversified portfolio of short-term, high quality municipal bonds.

Merrill Lynch Treasury Fund....  A portfolio of Merrill Lynch Funds for
                                  Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant who will advise the Fund of the exchange. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                PERFORMANCE DATA

  From time to time the Fund may include a Portfolio's average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on a Portfolio's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares of each Portfolio in accordance with formulas specified by the Securities and Exchange Commission and take into account the maximum sales charge.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rate of return and
(2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return and yield information for the Class A, Class B, Class C and Class D shares of the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio for the periods indicated.

                            EXPRESSED AS A PERCENTAGE BASED                   REDEEMABLE VALUE OF A HYPOTHETICAL
                          ON A HYPOTHETICAL $1,000 INVESTMENT             $1,000 INVESTMENT AT THE END OF THE PERIOD
                          --------------------------------------------    ----------------------------------------------
                          INVESTMENT         HIGH        INTERMEDIATE      INVESTMENT         HIGH        INTERMEDIATE
                             GRADE          INCOME           TERM             GRADE          INCOME           TERM
         PERIOD            PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO        PORTFOLIO
         ------           -----------     -----------    -------------    --------------  -------------- ---------------
                                                    AVERAGE ANNUAL TOTAL RETURN
                                           (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended September
 30, 1995
  Class A...............          10.32%           8.73%          12.19%  $     1,103.20  $     1,087.30  $     1,121.90
  Class B...............          10.05            8.42           11.74         1,100.50        1,084.20        1,117.40
  Class C#..............          14.50           12.70           13.06         1,136.10        1,119.30        1,122.60
  Class D#..............          11.29            9.40           13.32         1,106.10        1,088.30        1,125.10
Five Years Ended Septem-
 ber 30, 1995
  Class A...............           9.19           15.28            9.17         1,552.40        2,036.40        1,550.80
  Class B...............           9.26           15.33             --          1,557.10        2,040.20             --
Ten Years Ended Septem-
 ber 30, 1995
  Class A Shares........           9.16           11.48            9.19         2,401.30        2,963.70        2,409.90
  Class B Shares
   10/21/88 - 9/30/95...           8.65           11.34             --          1,779.40        2,109.10             --
  Class B Shares
   11/13/92 - 9/30/95...            --              --             7.06              --              --         1,217.30
                                                        ANNUAL TOTAL RETURN
                                           (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended September 30,
 1995
  (Class A).............          14.92%          13.26%          13.32%  $     1,149.20  $     1,132.60  $     1,133.20
  (Class B).............          14.05           12.42           12.74         1,140.50        1,124.20        1,127.40
  (Class C)#............          14.61           12.93           13.26         1,146.10        1,129.30        1,132.60
  (Class D)#............          15.21           13.37           13.65         1,152.10        1,133.70        1,136.50
1994
  (Class A).............          (6.03)           3.42           (4.25)          939.70        1,034.20          957.50
  (Class B).............          (6.73)           2.66           (4.72)          932.70        1,026.60          952.80
1993
  (Class A).............          12.76           14.35           11.39         1,127.60        1,143.50        1,113.90
  (Class B).............          11.91           13.35           13.31         1,119.10        1,133.50        1,133.10
1992
  (Class A).............          14.30           25.22           13.71         1,143.00        1,252.20        1,137.10
  (Class B).............          13.44           24.44             --          1,134.40        1,244.40             --
1991
  (Class A).............          16.18           26.46           13.97         1,161.80        1,264.60        1,139.70
  (Class B).............          15.30           25.32             --          1,153.00        1,253.20             --
1990
  (Class A).............           5.22           (1.95)           7.55         1,052.20          980.50        1,075.50
  (Class B).............           4.42           (2.54)            --          1,044.20          974.60             --
1989
  (Class A).............          11.11            7.69            9.79         1,111.10        1,076.90        1,097.90
  (Class B).............           9.44            6.08             --          1,094.40        1,060.80             --
1988....................          13.75           10.82           12.25         1,137.50        1,108.20        1,122.50
1987....................          (1.14)           8.82           (0.72)          988.60        1,088.20          992.80
1986....................          17.66           14.30           18.09         1,176.60        1,143.00        1,180.90
1985....................          22.50           20.60           20.66         1,225.00        1,206.00        1,206.60
1984....................           8.60            5.88            8.20         1,086.00        1,058.80        1,082.00
1983....................          17.38           28.58           15.95         1,173.80        1,285.80        1,159.50
1982....................          27.75           22.43           27.12         1,277.50        1,224.30        1,271.20
1981....................           3.44           (3.00)           4.33         1,034.40          970.00        1,043.30
1980....................            --            (1.04)            --               --           989.60             --

--------

*Annualized.

#Commencement of operations October 21, 1994.

                           EXPRESSED AS A PERCENTAGE BASED          REDEEMABLE VALUE OF A HYPOTHETICAL
                         ON A HYPOTHETICAL $1,000 INVESTMENT    $1,000 INVESTMENT AT THE END OF THE PERIOD
                         -------------------------------------- ----------------------------------------------
                         INVESTMENT       HIGH    INTERMEDIATE   INVESTMENT         HIGH
                            GRADE        INCOME       TERM          GRADE          INCOME       INTERMEDIATE
         PERIOD           PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO     TERM PORTFOLIO
         ------          -----------   ------------------------ --------------  -------------- ---------------
                                                     AGGREGATE TOTAL RETURN
                                          (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Commencement of
 operations**
 to September 30, 1995
  Class A...............    395.52%       515.11%     383.83%   $     4,955.20  $     6,151.10  $     4,838.30
  Class B...............     77.94        110.91       21.72          1,779.40        2,109.10        1,217.20
  Class C...............     13.61         11.93       12.26          1,136.10        1,119.30        1,122.60
  Class D...............     10.61          8.83       12.51          1,106.10        1,088.30        1,125.10
                                     YIELD
                         INVESTMENT       HIGH    INTERMEDIATE
                            GRADE        INCOME       TERM
                          PORTFOLIO    PORTFOLIO    PORTFOLIO
                         -----------   ------------------------
30 Days Ended September
 30, 1995
  Class A...............      6.20%         9.53%       6.13%
  Class B...............      5.68          9.17        5.66
  Class C...............      5.62          9.12        5.62
  Class D...............      5.96          9.31        6.03

--------
** Commencement of operations for Investment Grade Portfolio Class A shares and
   Intermediate Term Portfolio was October 31, 1980. Commencement of operations for Class A shares of High Income Portfolio was November 10, 1978. Commencement of operations for Class B shares of Investment Grade Portfolio and High Income Portfolio was October 21, 1988. Commencement of operations for Class B shares of Intermediate Term Portfolio was November 13, 1992.

  Set forth below is total return and yield information for the Class A, Class B, Class C and Class D shares of the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio for the periods indicated.



  In order to reflect the reduced sales charges applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors whose purchases are subject to reduced sales load, in the case of Class A and Class D shares, or waiver of the contingent deferred sales charge in the case of Class B and Class C shares, may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge, a lower amount of expenses is deducted.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

ORGANIZATION OF THE FUND

  The authorized capital stock of the Fund consists of two billion four hundred million (2,400,000,000) shares of Common Stock, having a par value $0.10 per share. The shares of Common Stock are divided as follows: High Income Portfolio Series Common Stock which is divided into four classes designated "Class A Common Stock", "Class B Common Stock", "Class C Common Stock" and "Class D Common Stock" which consist of 400,000,000 shares, 700,000,000 shares, 200,000,000 shares and 500,000,000 shares, respectively, High Quality Portfolio Series Common Stock (which does business under the name "Investment Grade Portfolio") which is divided into four classes designated "Class A Common Stock", "Class B Common Stock", "Class C Common Stock" and "Class D Common Stock" each of which consists of 100,000,000 shares and the Intermediate Term Portfolio Series Common Stock, which is divided into four classes designated "Class A Common Stock", "Class B Common Stock", "Class C Common Stock" and "Class D Common Stock" each of which consists of 50,000,000 shares. Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio and Class B, Class C and Class D Shares bear certain account maintenance expenses and expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and class and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under "Redemption of Shares".

  The Investment Adviser provided the initial capital for the Fund by purchasing 10,417 shares for $100,003. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund have been fully amortized.

  Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time, or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the High Income, Investment Grade and Intermediate Term Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding as of September 30, 1995, is calculated as set forth below.

HIGH INCOME PORTFOLIO:

                             CLASS A       CLASS B       CLASS C      CLASS D
                           ------------ -------------- ------------ ------------
Net Assets...............  $902,321,267 $3,220,766,637 $135,018,928 $102,675,796
                           ============ ============== ============ ============
Number of Shares Out-
 standing................   115,693,946    412,837,687   17,295,752   13,157,731
                           ============ ============== ============ ============
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)............  $       7.80 $         7.80 $       7.81 $       7.80
Sales Charge* (for Class
 A and Class D shares:
 4.00% of offering price
 (4.17% of net asset
 value per share)).......           .33             **           **          .33
                           ------------ -------------- ------------ ------------
Offering Price...........  $       8.13 $         7.80 $       7.81 $       8.13
                           ============ ============== ============ ============

--------
 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

INVESTMENT GRADE PORTFOLIO:

                                 CLASS A      CLASS B      CLASS C     CLASS D
                               ------------ ------------ ----------- -----------
Net Assets...................  $472,388,101 $631,517,399 $25,777,792 $25,152,850
                               ============ ============ =========== ===========
Number of Shares Outstanding.    41,053,869   54,884,140   2,239,580   2,184,726
                               ============ ============ =========== ===========
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)................  $      11.51 $      11.51 $     11.51 $     11.51
Sales Charge* (for Class A
 and Class D shares: 4.00% of
 offering price (4.17% of net
 asset value per share)).....           .48           **          **         .48
                               ------------ ------------ ----------- -----------
Offering Price...............  $      11.99 $      11.51 $     11.51 $     11.99
                               ============ ============ =========== ===========

--------

 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

INTERMEDIATE GRADE PORTFOLIO:

                                  CLASS A      CLASS B     CLASS C     CLASS D
                                ------------ ------------ ---------- -----------
Net Assets....................  $217,713,602 $212,146,426 $6,806,202 $16,349,292
                                ============ ============ ========== ===========
Number of Shares Outstanding..    18,928,003   18,443,916    591,728   1,421,349
                                ============ ============ ========== ===========
Net Asset Value Per Share (net
 assets divided by number of
 shares outstanding)..........  $      11.50 $      11.50 $    11.50 $     11.50
Sales Charge* (for Class A and
 Class D shares: 1.00% of
 offering price (1.01% of net
 asset value per share))......           .12           **         **         .12
                                ------------ ------------ ---------- -----------
Offering Price................  $      11.62 $      11.50 $    11.50 $     11.62
                                ============ ============ ========== ===========

--------

 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

                                                                        APPENDIX

INTEREST RATE FUTURES, OPTIONS THEREON AND OPTIONS ON DEBT SECURITIES

  The Fund may trade options on debt securities, purchase and sell interest rate, bond and bond index futures contracts ("futures contracts") and purchase and write call and put options on futures contracts. At the date hereof, futures contracts (and options thereon) can be purchased and sold with respect to U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange. Options directly on debt securities are currently traded on the Chicago Board Options Exchange and the American Stock Exchange.

  Futures Contracts. A futures contract creates a binding obligation on the purchaser (the "long") to accept delivery, and the seller (the "short") to make delivery, of the face amount of the security underlying the futures contract in a stated delivery month, at a price fixed in the contract or to make a cash settlement in lieu of actual delivery. A majority of transactions in futures contracts, however, do not result in actual delivery of the underlying security, but are settled through liquidation--i.e., by entering into an offsetting transaction. Futures contracts are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"). Transactions in futures contracts must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to the Fund's FCM and the relevant contract market, which varies, but may be 5% or less of the contract amount, must be deposited with the FCM. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as "maintenance" or "variation" margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market". Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the Fund realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

  The Fund will deal only in standardized contracts on recognized exchanges. The clearing members of an exchange's clearing corporation guarantee the performance of their futures contracts through the clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

  Options on Futures Contracts. An option on a futures contract gives the purchaser (known as the "holder") the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a "call" option, or to enter into a short position (i.e., sell the futures contract), in the case of a "put" option, at a fixed price (the "exercise" or "strike" price) up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium". The maximum amount of risk the purchaser of the option assumes is equal to the premium, the transaction costs and the unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option by the holder, the contract market clearing corporation establishes a corresponding short position for the seller, or "writer" of the option in the case of a call option, or a corresponding long position in the case of a put option, at the strike price. In the event that an option is exercised, the holder will be subject to all the risks associated with the trading of futures contracts. An option becomes worthless when it expires.

  The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the holder of the option may be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts, which are described on page 4.

  A position in an option may be terminated by the purchaser or seller prior to its expiration by effecting a closing purchase or sale transaction, which requires the purchase or writing of an option of the same series (i.e., the same exercise price and expiration date) as the option previously written or purchased. The premium received from the holder on the closing transaction may be more or less than the premium paid for the option, resulting in a gain or loss on the transactions.

  Exercise prices of options are set at specified intervals in relation to the price of the underlying futures contract by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the futures contract price fluctuates. The expiration of an option is generally based on the expiration of the underlying futures contract.

  The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house of the applicable exchange which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to such customer, generally on a random basis, and the customer is then obligated to enter into the underlying futures contract upon exercise. At that time, the contract market clearing house establishes appropriate long and short futures positions for the holder and writer. A corresponding short position for the writer would be established in the case of a call option, or a corresponding long position would be established in the case of a put option. The parties will then be subject to initial and variation margin requirements with respect to the underlying futures contract. By interposing itself between options writers and purchasers, the clearing house in effect guarantees the performance of the other side to each option purchased or sold.

  Options on Debt Securities. An option on a U.S. Government security gives the holder the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, at the specified strike price up to a stated expiration date. The holder pays a non-refundable premium upon purchasing the option. The maximum amount of risk assumed by the holder is equal to the premium, transaction costs and unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option, the holder purchases or sells the underlying security at the strike price. Options on debt instruments to be traded by the Fund are traded on national securities exchanges regulated by the Securities and Exchange Commission. The Options Clearing Corporation is interposed between the clearing members which are the parties to each such option, thereby assuring the performance of the parties.

  If a liquid market exists, a position in an option may be terminated by the purchaser or seller prior to expiration by entering into an offsetting purchase or sale transaction in an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or written. The premium paid or received by the trader on the closing transaction may be more or less than the premium paid or received for the option, resulting in a gain or loss on the transaction. If an option is not exercised, it expires worthless to the holder.

  Exercise prices of options are set at specified intervals in relation to the price of the underlying security by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the price of the security fluctuates.

  The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house, which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to its customer, generally on a random basis. As a call or put writer, the customer is obligated to sell or purchase the underlying security.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the High Income, Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the High Income, Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

November 8, 1995

MERRILL LYNCH CORPORATE BOND FUND, INC.                                                                        SEPTEMBER 30, 1995


SCHEDULE OF INVESTMENTS

                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds                                                                                                        High Income Portfolio
Airlines--2.8%                                           Delta Air Lines Inc.:
                     BB+      Baa3     $ 3,000,000         9.30% due 1/02/2010                       $    2,963,100 $    3,307,632
                     BB+      Baa3       5,000,000         9.20% due 9/23/2014                            4,839,050      5,387,525
                     BB+      Baa3      20,000,000         10.50% due 4/30/2016                          20,481,900     23,863,599
                                                         Piedmont Aviation, Inc.:
                     BB-      B1           200,000         Series C, 9.70% due 1/15/1999                    201,676        195,849
                     BB-      B1           100,000         Series C, 10.25% due 1/15/2007                   103,706         97,585
                     BB-      B1         1,985,000         Series E, 10.30% due 3/28/2007                 1,855,291      1,943,940
                     BB-      B1         1,950,000         Series F, 10.35% due 3/28/2011                 1,999,719      1,983,657
                     BB-      B1            50,000         Series G, 10.35% due 3/28/2011                    51,425         50,863
                     BB-      B1           450,000         Series H, 9.85% due 5/08/2005                    454,617        428,850
                     BB-      B1         1,500,000         Series H, 10% due 11/08/2012                   1,493,250      1,454,963
                     BB-      B1           536,000         Series I, 10% due 11/08/2012                     545,048        519,907
                                                         United Air Lines Inc.:
                     BB+      Baa2       4,000,000         10.02% due 3/22/2014                           4,050,000      4,533,320
                     BB+      Baa2       2,000,000         9.08% due 10/26/2015                           1,847,200      2,111,580
                     BB+      Baa2       7,100,000         9.35% due 4/07/2016                            7,215,446      7,649,185
                     BB+      Ba2       10,500,000         9.21% due 1/21/2017                           10,480,125     11,189,693
                                                         USAir Inc.:
                     B        B1        30,000,000         9.625% due 2/01/2001                          24,109,906     25,050,000
                     BB-      B1        18,500,000         10.375% due 3/01/2013                         18,290,000     17,390,000
                     BB       B1         1,432,000         Series A, 10.70% due 1/15/2007                 1,525,137      1,439,582
                     BB       B1         1,815,000         Series C, 10.70% due 1/15/2007                 1,933,048      1,824,365
                     B+       B2           421,000         Series E, 10.70% due 1/01/2002                   382,895        421,979
                     B+       B1         1,107,000         Series E, 10.70% due 1/15/2007                 1,159,472      1,112,712
                     B+       B2         1,092,000         Series F, 10.70% due 1/01/2003                   984,165      1,094,856
                     B+       B2         1,092,000         Series G, 10.70% due 1/01/2003                   984,165      1,094,856
                     B+       B2         1,092,000         Series H, 10.70% due 1/01/2003                   984,165      1,094,856
                     B+       B2         1,092,000         Series I, 10.70% due 1/01/2003                   984,165      1,094,856
                     BB-      B1         5,249,759         Series 89A1, 9.33% due 1/01/2006++++           4,966,118      4,956,823
                                                                                                     -------------- --------------
                                                                                                        114,884,789    121,293,033


Automobile           NR*      B1        10,000,000       Exide Corp., 10% due 4/15/2005 (k)              10,071,250     10,600,000
Parts--0.5%          B        B3        10,150,000       SPX Inc., 11.75% due 6/01/2002                  10,175,000     10,860,500
                                                                                                     -------------- --------------
                                                                                                         20,246,250     21,460,500


Broadcasting &                                           American Telecasting, Inc. (a):
Publishing--6.7%     CCC+     Caa       38,190,545         14.86% due 6/15/2004                          21,986,825     22,914,327
                     CCC+     Caa       10,100,000         14.50% due 8/15/2005 (b)                       5,106,639      5,050,000
                     CCC      B3        29,117,000       Australis Media Ltd., 14.07% due
                                                           5/15/2003 (a) (g)                             15,525,401     17,615,785
                     BB-      Ba3       22,500,000       Century Communications Corporation,
                                                           9.75% due 2/15/2002                           22,112,500     22,893,750
                     B        B1        10,000,000       Comcast Corporation, 9.50% due 1/15/2008         9,350,000     10,162,500
                     BB+      Ba2       10,000,000       Continental Cablevision Inc., 9.50%
                                                           due 8/01/2013                                 10,000,000     10,400,000
                     BB-      Ba3       13,150,000       Heritage Media Services Corporation, 11%
                                                           due 6/15/2002                                 13,158,750     14,136,250
                     BB-      Ba3        4,200,000       K-III Communications Corp., 10.625%
                                                           due 5/01/2002                                  4,192,500      4,473,000
                     B        B3        14,000,000       The Katz Corp., 12.75% due 11/15/2002           14,313,750     15,190,000
                     B        Caa       25,000,000       NWCG Holding Corp., 13.79%
                                                           due 6/15/1999 (a)                             15,251,243     16,593,750
                     CCC+     Caa       20,000,000       Peoples Choice T.V. Corporation, 13.48%
                                                           due 6/01/2004 (a) (h)                         10,776,609     10,550,000
                     BB-      B3        10,000,000       SCI Television Inc., 11% due 6/30/2005          10,350,000     10,612,500

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (continued)                                                                                            High Income Portfolio
Broadcasting &                                           Sinclair Broadcasting Group Inc.:
Publishing           B+       B1      $ 26,500,000         10% due 9/30/2003                         $   26,612,500 $   27,096,250
(concluded)          B+       B3        15,000,000         10% due 12/15/2003                            15,036,250     15,262,500
                                                         United International Holdings, Inc. (a):
                     B-       B3        10,000,000         12.18% due 11/15/1999                          6,143,300      6,150,000
                     B-       B3        50,000,000         13.99% due 11/15/1999 (i)                     28,634,902     31,875,000
                                                         Videotron Groupe L'TEE:
                     BB+      Ba3       11,250,000         10.25% due 10/15/2002                         11,322,500     11,756,250
                     BB+      Baa3       3,300,000         10.625% due 2/15/2005                          3,279,375      3,481,500
                     BB-      B1        20,000,000       World Color Press, Inc., 9.125%
                                                           due 3/15/2003                                 20,019,375     20,150,000
                     NR*      NR*       13,000,000       Young Broadcasting Inc., 10.125%
                                                           due 2/15/2005 (k)                             13,000,000     13,715,000
                                                                                                     -------------- --------------
                                                                                                        276,172,419    290,078,362


Building             CCC      B3        20,000,000       Nortek Inc., 9.875% due 3/01/2004               19,834,240     18,250,000
Materials--1.7%      B+       B3        26,720,000       Pacific Lumber Co., 10.50% due 3/01/2003        26,420,738     25,517,600
                     B+       B2        29,084,000       US Gypsum Corp., 8.75% due 3/01/2017            25,890,006     28,647,740
                                                                                                     -------------- --------------
                                                                                                         72,144,984     72,415,340


Building                                                 American Standard Inc.:
Products--0.6%       B+       Ba3        3,000,000         11.375% due 5/15/2004                          3,120,000      3,315,000
                     B        B1         6,000,000         11.52% due 6/01/2005 (a)                       4,244,972      4,890,000
                     B        Ba3       20,000,000       Inter-City Products Corp., 9.75%
                                                           due 3/01/2000                                 19,508,750     17,300,000
                                                                                                     -------------- --------------
                                                                                                         26,873,722     25,505,000


Capital Goods--      B+       B1        21,450,000       Essex Group Inc., 10% due 5/01/2003             21,546,500     20,914,992
1.5%                 B-       B3        22,000,000       International Wire Group, 11.75%
                                                           due 6/01/2005 (k)                             22,012,500     22,055,000
                     B+       B3        26,000,000       Sequa Corp., 9.375% due 12/15/2003              25,146,563     24,050,000
                                                                                                     -------------- --------------
                                                                                                         68,705,563     67,019,992


Cellular             NR*      NR*       21,000,000       Page Mart Inc., 12.74%
Telephones--0.3%                                           due 11/01/2003 (a)                            14,060,598     13,965,000


Chemicals--1.6%      B        B2        15,000,000       Agriculture Minerals & Chemicals
                                                           Company, L.P., 10.75% due 9/30/2003           15,060,000     15,787,500
                     B+       Ba3       45,000,000       G-I Holdings, Inc., 11.44% due
                                                           10/01/1998 (a)                                32,231,632     32,793,750
                     B+       B2        25,000,000       Harris Chemical North America Inc.,
                                                           10.65% due 7/15/2001 (a)                      24,123,108     22,218,750
                                                                                                     -------------- --------------
                                                                                                         71,414,740     70,800,000


Communications--     BB-      B2        47,294,000       Bell Cablemedia PLC, 11.50%
9.6%                                                       due 9/15/2005 (a) (k)                         26,766,422     27,844,343
                     BB-      B3        13,500,000       Cai Wireless Systems Inc., 12.25%
                                                           due 9/15/2002                                 13,500,000     14,040,000
                     CCC+     B3        23,000,000       Cellular Communications, Inc., 13.25%
                                                           due 8/15/2000 (a) (c)                         12,310,557     12,765,000
                     B-       Caa       46,688,000       Echostar Communication Corp.,
                                                           12.88% due 6/01/2004 (a) (j)                  29,531,776     26,612,160
                     CCC+     Caa       29,547,000       Horizon Cellular Telephone Co., 11.48%
                                                           due 10/01/2000 (a)                            23,588,062     24,893,348
                     CCC+     B3        25,000,000       Mobilemedia Communication, Inc.,
                                                           11.32% due 12/01/2003 (a)                     17,126,368     18,437,500
                     CCC+     B3        55,000,000       Nextel Communications Inc., 10.80% due
                                                           8/15/2004 (a)                                 36,838,808     27,225,000

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (continued)                                                                                            High Income Portfolio
Communications                                           Paging Network, Inc.:
(concluded)          B        B2      $ 20,000,000         11.75% due 5/15/2002                      $   20,387,500 $   22,100,000
                     B        B2        15,000,000         10.125% due 8/01/2007                         15,000,000     15,675,000
                     B-       B3        36,710,000       PanAmSat L.P., 11.35% due 8/01/2003 (a)         26,778,911     28,817,350
                     BB       Ba2       12,000,000       Philippine Long Distance Telephone Co.,
                                                           9.875% due 8/01/2005                          11,998,440     12,299,400
                     BB-      B2        35,925,000       Rogers Communications Inc., 10.875%
                                                           due 4/15/2004                                 36,431,094     37,496,719
                     NR*      NR*       31,000,000       Telecom Argentina S.A., 8.375%
                                                           due 10/18/2000 (k)                            25,952,625     27,667,500
                                                         Telefonica de Argentina S.A.:
                     NR*      NR*        2,690,000         8.375% due 10/01/2000                          2,051,125      2,414,275
                     NR*      B1         7,000,000         8.375% due 10/01/2000                          5,385,000      6,300,000
                     BB-      B1        40,000,000         11.875% due 11/01/2004                        38,763,075     39,948,000
                     BB       B1        50,000,000       Telewest Communications PLC, 11%
                                                           due 10/01/2007 (a)                            29,289,000     29,289,000
                     CCC+     B3        14,730,000       USA Mobile Communications Holdings, Inc.,
                                                           9.50% due 2/01/2004                           14,135,375     13,772,550
                     B+       B3        47,850,000       Videotron Holdings PLC, 12.08% due
                                                           7/01/2004 (a)                                 29,762,274     31,700,625
                                                                                                     -------------- --------------
                                                                                                        415,596,412    419,297,770


Conglomerates--      BB-      B1        21,200,000       Coltec Industries, Inc., 10.25% due
3.3%                                                       4/01/2002                                     21,560,075     22,048,000
                     B+       B1        25,000,000       Foamex Capital Corp., 11.25% due 10/01/2002     24,964,375     25,750,000
                     CCC+     B3        20,000,000       The Interlake Corp., 12.125% due 3/01/2002      20,147,500     19,700,000
                     B+       B2        10,000,000       JB Poindexter & Co., Inc., 12.50% due
                                                           5/15/2004                                     10,000,000      9,750,000
                     B+       B3        20,000,000       Jordan Industries Inc., 10.375% due
                                                           8/01/2003                                     19,961,000     18,800,000
                     NR*      NR*        8,500,000       MacAndrews & Forbes Group, Inc., 12.25%
                                                           due 7/01/1996                                  8,276,775      8,542,500
                     NR*      NR*        9,100,000       MacAndrews & Forbes Holdings, Inc.,
                                                           13% due 3/01/1999                              8,568,400      9,179,625
                     BB-      B1        30,000,000       Sherritt Gordon Ltd., 9.75% due 4/01/2003       29,829,688     30,750,000
                                                                                                     -------------- --------------
                                                                                                        143,307,813    144,520,125

Consumer             NR*      B3        10,000,000       Cabot Corporation, 12.50% due
Products--4.2%                                             7/15/2005 (k)                                 10,000,000     10,412,500
                     B        NR*       39,760,000       Coleman Holdings, Inc., 11.57% due
                                                           5/27/1998 (a)                                 29,420,454     31,062,500
                     B+       Ba3       15,000,000       Coty Inc., 10.25% due 5/01/2005                 15,000,000     15,675,000
                     NR*      NR*          650,000       Liggett Group, Inc., 19.75% due 2/01/1999          596,375        614,250
                     B-       Caa       16,750,000       Polymer Group, Inc., 12.75% due
                                                           7/15/2002 (k)                                 16,680,000     17,336,250
                                                         Revlon Consumer Products Corp.:
                     B        B2         3,500,000         9.50% due 6/01/1999                            3,187,415      3,517,500
                     B        B2        22,000,000         9.375% due 4/01/2001                          19,961,775     21,835,000
                     B-       B3         9,500,000         10.50% due 2/15/2003                           8,795,000      9,630,625
                     NR*      B2        22,500,000       Samsonite Corporation, 11.125% due
                                                           7/15/2005 (k)                                 22,418,750     21,937,500
                     B+       B1        22,800,000       Sealy Corp., 9.50% due 5/01/2003                22,707,775     22,686,000
                     NR*      B3        13,000,000       Selmer Co. Inc., 11% due 5/15/2005 (k)          12,985,000     12,675,000
                     BB       NR*       15,000,000       Terra Holdings, Inc., 10.75% due 7/01/2005      15,000,000     16,012,500
                                                                                                     -------------- --------------
                                                                                                        176,752,544    183,394,625

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (continued)                                                                                            High Income Portfolio
Containers--2.3%     B        B2      $ 30,000,000       Anchor Glass Container Corp., 9.875%
                                                           due 12/15/2008                            $   28,437,500 $   24,600,000
                     B-       Caa       21,500,000       Ivex Packaging Corp., 13.22% due
                                                           3/15/2005 (a)                                 12,153,312     12,631,250
                                                         Owens-Illinois, Inc.:
                     BB       Ba3       20,000,000         11% due 12/01/2003                            20,810,000     22,000,000
                     A        A3         6,000,000         9.95% due 10/15/2004                           5,931,250      6,187,500
                     B+       Ba3        6,000,000       Plastic Container Corp., 10.75% due
                                                           4/01/2001                                      6,022,500      6,270,000
                     B-       B3        32,628,000       Silgan Holdings Inc., 12.91%
                                                           due 12/15/2002 (a)                            29,953,444     30,670,320
                                                                                                     -------------- --------------
                                                                                                        103,308,006    102,359,070


Convertible          B        B2         8,352,000       Builders Transport, Inc., 8% due
Bonds**--0.6%                                              8/15/2005 (4)                                  4,886,880      7,903,235
                     B+       Ba3       10,363,000       Lomas Financial Corp., 9% due
                                                           10/31/2003 (2)                                 9,654,393      1,787,618
                     B-       B3         6,941,000       MEDIQ, Inc., 7.25% due 6/01/2006 (3)             4,539,685      5,934,555
                     B        B2         6,000,000       Ohm Corp., 8% due 10/01/2006 (5)                 4,160,000      5,535,000
                     B        B2         5,909,000       UNC, Inc., 7.50% due 3/31/2006 (1)               3,442,530      5,236,851
                                                                                                     -------------- --------------
                                                                                                         26,683,488     26,397,259


Drug Stores--0.5%    B        B2        20,000,000       Thrifty Payless Holdings, Inc., 11.75% due
                                                           4/15/2003                                     20,000,000     21,125,000


Energy--8.5%         BB-      Ba3       24,000,000       California Energy Company, Inc., 9.875%
                                                           due 6/30/2003                                 24,122,500     24,600,000
                     B+       B1        49,500,000       Clark R&M Holdings, Inc., 11% due
                                                           2/15/2000 (a)                                 30,998,537     31,803,750
                     NR*      NR*       18,500,000       Consolidated Hydro, Inc., 12.19% due
                                                           7/15/2003 (a)                                 13,178,908      8,972,500
                                                         Falcon Drilling Company, Inc.:
                     B-       B2        16,000,000         9.75% due 1/15/2001                           16,000,000     15,760,000
                     B-       B3         8,500,000         12.50% due 3/15/2005                           8,500,000      8,967,500
                     B+       B1        20,000,000       Global Marine Inc., 12.75% due 12/15/1999       20,047,500     22,200,000
                                                         Gulf Canada Resources Ltd.:
                     BB       B1        12,750,000         9% due 8/15/1999                              11,735,938     13,005,000
                     B+       B2        10,000,000         9.25% due 1/15/2004                            9,726,605      9,950,000
                                                         Maxus Energy Corp.:
                     BB-      B1        17,750,000         9.875% due 10/15/2002                         16,726,250     17,727,813
                     BB-      B1         5,300,000         11.50% due 11/15/2015                          4,987,000      5,485,500
                     BB-      Ba3        8,750,000       Noble Drilling Corp., 9.25% due 10/01/2003       8,925,000      9,023,438
                     BBB-     NR*       28,000,000       Oleoducts Central S.A., 9.35% due
                                                           9/01/2005 (k)                                 27,967,500     28,140,000
                     B+       Ba3       15,000,000       Rowan Companies, Inc., 11.875% due
                                                           12/01/2001                                    15,085,000     16,312,500
                     BB-      B1        25,000,000       Seagull Energy Corp., 8.625% due 8/01/2005      24,990,000     23,875,000
                     NR*      B3         8,650,000       Tesoro Petroleum Corp., 12.75% due 3/15/2001     7,691,491      8,823,000
                     B-       Caa       50,000,000       Transamerican Refining Corp., 18.83%
                                                           due 2/15/2002 (a)                             31,989,188     35,250,000
                     BB+      B2        30,000,000       TransTexas Gas Corp., 11.50% due 6/15/2002      30,000,000     31,462,500
                     B+       B1        31,525,000       Triton Energy Corp., 10.61% due
                                                           11/01/1997 (a)                                25,295,277     26,520,406
                     BB-      B1        40,000,000       Yacimientos Petroliferos Fiscales S.A.
                                                           (YPF) (Sponsored), 8% due 2/15/2004           31,966,750     34,400,000
                                                                                                     -------------- --------------
                                                                                                        359,933,444    372,278,907

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (continued)                                                                                            High Income Portfolio
Entertainment--      B        B3      $ 11,750,000       AMC Entertainment, Inc., 12.625%
2.5%                                                       due 8/01/2002                             $   11,696,095 $   13,042,500
                     B+       B1         9,000,000       Cinemark USA Inc., 12% due 6/01/2002             9,058,750      9,855,000
                                                         Marvel Holdings Inc:
                     B        Caa       28,000,000         9.125% due 2/15/1998                          24,810,750     26,180,000
                     B        B3        14,500,000         11.69% due 4/15/1998 (a)                      10,847,202     10,512,500
                     B        B3         5,500,000         15.97% due 4/15/1998 (a)                       3,677,684      3,932,500
                     NR*      B2        40,000,000       Six Flags Theme Parks, 12.18% due
                                                           6/15/2005 (a) (k)                             29,125,369     30,200,000
                                                         Spectravision Inc. (f):
                     D        Caa       39,250,000         11.74% due 10/01/2001 (a)                     33,732,587     13,737,500
                     CCC-     B3        24,040,000         11.65% due 12/01/2002                         21,422,831      2,404,000
                                                                                                     -------------- --------------
                                                                                                        144,371,268    109,864,000


Financial            B+       B1        21,000,000       Lomas Mortgage USA, Inc., 10.25% due
Services--1.6%                                             10/01/2002                                    21,140,625     14,805,000
                     NR*      B3        20,000,000       Olympic Financial Ltd., 13% due 5/01/2000       20,000,000     21,500,000
                     BBB      NR*        1,500,000       Reliance Financial Services Corp., 10.36%
                                                           due 12/01/2000                                 1,200,000      1,522,500
                                                         Reliance Group Holdings, Inc.:
                     BB+      Ba3        7,425,000         9% due 11/15/2000                              6,798,125      7,415,719
                     BB-      B1        22,575,000         9.75% due 11/15/2003                          21,362,500     22,518,563
                                                                                                     -------------- --------------
                                                                                                         70,501,250     67,761,782


Food &                                                   Chiquita Brands International Inc.:
Beverage--4.4%       B+       B3         9,655,000         11.50% due 6/01/2001                           9,966,881     10,065,337
                     B+       B1        13,000,000         9.125% due 3/01/2004                          12,990,000     12,837,500
                     B        B3        20,000,000       Curtice Burns Food, Inc., 12.25% due
                                                           2/01/2005 (k)                                 20,000,000     21,250,000
                     B-       B2        26,463,000       Envirodyne Industries, Inc., 10.25% due
                                                           12/01/2001                                    25,608,891     21,567,345
                     B        B3        10,520,000       Farm Fresh, Inc., 7.50% due 3/01/2010            5,488,575      5,949,197
                     B        B3        25,000,000       Fresh Del Monte Corp., 10% due 5/01/2003        25,012,500     20,250,000
                     B        B2        25,000,000       Penn Traffic Co., 9.625% due 4/15/2005          24,781,750     20,375,000
                     B-       B2        20,325,000       Pueblo Xtra International Inc., 9.50% due
                                                           8/01/2003                                     18,787,125     19,613,625
                     B-       Caa       21,800,000       Seven-Up/RC Bottling Co. of Southern
                                                           California, Inc., 11.50% due 8/01/1999 (f)    21,967,500      9,592,000
                                                         Specialty Foods Corp.:
                     B        B3        19,250,000         10.25% due 8/15/2001                          18,784,375     18,431,875
                     NR*      B3        12,000,000         11.125% due 10/01/2002 (k)                    11,970,000     11,820,000
                     B        B3        20,000,000       Texas Bottling Group, Inc., 9% due
                                                           11/15/2003                                    20,002,500     19,775,000
                                                                                                     -------------- --------------
                                                                                                        215,360,097    191,526,879


Foreign Government   BB-      B1         5,000,000      Republic of Argentina, 8.375% due
Obligations--0.1%                                          12/20/2003                                     3,750,000      3,731,250


Health Services--    B+       B1        11,500,000       MEDIQ, Inc., 11.125% due 7/01/1999              11,455,000     10,867,500
1.0%                 B+       Ba3       30,000,000       Tenet Healthcare Corp., 10.125%
                                                           due 3/01/2005                                 30,062,500     31,762,500
                                                                                                     -------------- --------------
                                                                                                         41,517,500     42,630,000


High Technology--                                        ComputerVision Corp.:
0.6%                 CCC+     B3        15,000,000         11.375% due 8/15/1999                         14,473,750     15,375,000
                     CCC+     NR*       12,500,000         8% due 12/01/2009                              6,802,472      9,437,500
                                                                                                     -------------- --------------
                                                                                                         21,276,222     24,812,500

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (continued)                                                                                            High Income Portfolio
Home Builders--                                          Del E. Webb Corporation:
1.6%                 B+       Ba3     $  3,500,000         10.875% due 3/31/2000                     $    3,524,375 $    3,605,000
                     B-       B2         7,000,000         9.75% due 3/01/2003                            6,944,910      6,895,000
                     B-       B2         4,000,000         9% due 2/15/2006                               3,140,000      3,730,000
                     B        B3        20,000,000       Greystone Homes Inc., 10.75% due 3/01/2004      19,115,000     17,650,000
                     B        B1        10,250,000       K Hovnanian Enterprises Inc., 11.25%
                                                           due 4/15/2002                                 10,204,062      9,327,500
                     BB       Ba2       12,000,000       Standard Pacific Corp., 10.50% due 3/01/2000    11,995,000     12,420,000
                     B+       Ba3       15,000,000       U.S. Home Corp., 9.75% due 6/15/2003            15,000,000     15,000,000
                                                                                                     -------------- --------------
                                                                                                         69,923,347     68,627,500


Hotels &             B        B2        17,325,000       Aztar Corp., 11% due 10/01/2002                 17,557,250     16,632,000
Casinos--8.0%        BB       B1        30,000,000       Bally's Park Place, Inc., 9.25% due
                                                           3/15/2004                                     28,485,200     29,212,500
                     NR*      Caa       12,000,000       Capital Gaming International, Inc.,
                                                           11.50% due 2/01/2001 (f)                       9,426,041      6,750,000
                     B+       B2        35,000,000       GB Property Funding Corp., 10.875%
                                                           due 1/15/2004                                 33,402,500     29,618,750
                     NR*      NR*        7,682,000       Goldriver Hotel & Casino Corp., 13.375%
                                                           due 8/31/1999 (f)                              8,609,882      5,646,270
                     BB-      B1        50,000,000       HMH Properties, Inc., 9.50% due
                                                           5/15/2005 (k)                                 48,464,602     49,312,500
                     B+       B1        40,000,000       Harrah's Jazz Company, 14.25% due
                                                           11/15/2001                                    39,947,500     37,500,000
                     BB-      B1        12,000,000       John Q. Hammons Hotel, Inc., 8.875%
                                                           due 2/15/2004                                 10,610,000     11,385,000

                     BB-      B1        15,000,000       MGM Grand Hotel Finance Corp., 12%
                                                           due 5/01/2002                                 15,230,500     16,537,500
                     NR*      NR*       10,000,000       Monhegan Tribal, 13.50% due 11/15/2002          10,000,000     10,000,000
                     B-       B3        10,000,000       Pioneer Finance Corp., 13.50% due
                                                           12/01/1998                                    10,542,500      8,550,000
                                                         Showboat, Inc.:
                     BB-      Ba3        8,450,000         9.25% due 5/01/2008                            8,233,475      8,016,937
                     B        B2        26,550,000         13% due 8/01/2009                             25,863,625     28,806,750
                     B        B2        10,000,000       Station Casinos, Inc., 9.625% due 6/01/2003      8,817,732      9,550,000
                     NR*      Caa       10,406,612       Trump Castle Funding, Inc., 11.75%
                                                           due 11/15/2003                                 9,308,474      8,078,133
                     B-       B3        20,000,000       Trump Holdings, Inc., 15.50% due 6/15/2005      19,891,250     19,900,000
                     B+       B3        42,000,000       Trump Plaza Funding, Inc., 10.875%
                                                           due 6/15/2001                                 39,780,770     38,561,250
                     NR*      Caa       20,434,814       Trump Taj Mahal Funding, Inc., 11.35%
                                                           due 11/15/1999++                              15,432,690     17,279,079
                                                                                                     -------------- --------------
                                                                                                        359,603,991    351,336,669


Industrial           BB+      Ba3       25,000,000       ADT Operations Inc., 9.25% due 8/01/2003        25,094,187     26,156,250
Services--1.7%       B-       B3        20,000,000       Dictaphone Corp., 11.75% due 8/01/2005          20,000,000     19,800,000
                     B-       Caa       15,230,000       Southeastern Public Service Co., 11.875%
                                                           due 2/01/1998                                 13,547,667     15,230,000
                                                         Thermadyne Industries, Inc.:
                     NR*      Caa        5,706,000         10.25% due 5/01/2002                           5,711,822      5,734,530
                     NR*      Caa        7,912,000         10.75% due 11/01/2003                          7,914,802      7,872,440
                                                                                                     -------------- --------------
                                                                                                         72,268,478     74,793,220

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (continued)                                                                                            High Income Portfolio
Metals &             B-       B2      $ 26,750,000       Kaiser Aluminum & Chemical Corp.,
Mining--1.4%                                               12.75% due 2/01/2003                      $   26,660,625 $   29,057,187
                                                         Maxxam Group, Inc.:
                     B-       B3         5,000,000         11.25% due 8/01/2003                           4,918,750      4,912,500
                     B-       B3        41,155,000         12.37% due 8/01/2003 (a)                      29,201,106     27,059,412
                                                                                                     -------------- --------------
                                                                                                         60,780,481     61,029,099


Paper--7.0%          BB       Ba3       15,500,000       APP International Finance, 11.75% due
                                                           10/01/2005                                    15,550,000     15,693,750
                                                         Container Corporation of America:
                     B+       B2        15,420,000         9.75% due 4/01/2003                           15,433,400     15,574,200
                     B+       B2        13,000,000         11.25% due 5/01/2004                          13,000,000     13,796,250
                     BB-      Ba3       15,000,000       Doman Industries Ltd., 8.75% due 3/15/2004      15,000,000     14,531,250
                                                         Fort Howard Corp.:
                     B+       B1        10,000,000         9.25% due 3/15/2001                           10,000,000      9,937,500
                     B        B2        31,000,000         9% due 2/01/2006                              28,380,625     29,295,000
                     B        B3        25,000,000       Gaylord Container Corp., 11.50%
                                                           due 5/15/2001                                 25,001,250     26,125,000
                     BB       Ba3        7,500,000       PT Indah Kiat International Finance,
                                                           12.50% due 6/15/2006                           7,462,500      7,800,000
                     BB       Ba3       10,000,000       PT Indah Kiat Pulp & Paper Corporation,
                                                           11.875% due 6/15/2002                         10,000,000     10,350,000
                     BB       NR*        5,000,000       PT International Indoray, 9.125%
                                                           due 10/15/2000                                 4,100,000      4,725,000
                     BB-      Ba3       10,000,000       Rainy River Forest Products, 10.75%
                                                           due 10/15/2001                                 9,971,810     10,750,000
                                                         Repap New Brunswick:
                     BB-      Ba3        7,000,000         9.875% due 7/15/2000                           7,000,000      7,052,500
                     B+       B2        10,000,000         10.625% due 4/15/2005                         10,000,000     10,150,000
                     B+       B1        25,000,000       Repap Wisconsin Inc., 9.25% due 2/01/2002       23,537,500     24,156,250
                     B        B1        25,000,000       Riverwood International Corp., 11.25%
                                                           due 6/15/2002                                 25,767,500     26,875,000
                     B+       B1        16,000,000       S.D. Warren Co., 12% due 12/15/2004             16,000,000     17,780,000
                     B+       B1        11,500,000       Stone Consolidated Corp., 10.25%
                                                           due 12/15/2000                                11,520,000     12,161,250
                                                         Stone Container Corp.:
                     B-       B2         6,500,000         11% due 8/15/1999                              6,418,750      6,792,500
                     B        B1        15,000,000         9.875% due 2/01/2001                          13,948,672     14,831,250
                     B+       B1        15,000,000         10.75% due 10/01/2002                         14,825,000     15,581,250
                     BB       B1        10,000,000       Tjiwa Kimia, Tjiwi Kimia International
                                                           Finance, 13.25% due 8/01/2001                 10,021,775     10,850,000
                                                                                                     -------------- --------------
                                                                                                        292,938,782    304,807,950


Pollution            B        B3        22,950,000       Mid-American Waste Systems, Inc.,
Control--0.5%                                              12.25% due 2/15/2003                          22,891,000     23,294,250


Restaurants/         CCC+     Caa       25,000,000       Flagstar Corp., 11.375% due 9/15/2003           25,092,500     19,406,250
Food Services        B+       Ba3       25,000,000       Foodmaker, Inc., 9.75% due 11/01/2003           24,296,200     21,125,000
--0.9%                                                                                               -------------- --------------
                                                                                                         49,388,700     40,531,250

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (continued)                                                                                            High Income Portfolio
Retail               NR*      NR*     $ 15,000,000       Cumberland Farms, 10.50% due
Specialty--0.9%                                            10/01/2003 (k)                            $   14,681,250 $   13,012,500
                     B-       B3        10,000,000       Pamida Holdings, Inc., 11.75% due
                                                           3/15/2003                                      9,997,500      8,450,000
                     B+       B1        20,000,000       Specialty Retailers Group, Inc., 10% due
                                                           8/15/2000                                     20,000,000     19,400,000
                                                                                                     -------------- --------------
                                                                                                         44,678,750     40,862,500


Steel--2.9%          B        B2        20,000,000       A.K. Steel Holding Corp., 10.75%
                                                           due 4/01/2004                                 20,000,000     21,437,500
                     NR*      B1        25,000,000       Gulf States Steel, 13.50% due 4/15/2003 (k)     24,760,851     23,250,000
                     B        B2        20,000,000       Republic Engineered Steel Inc., 9.875%
                                                           due 12/15/2001                                19,455,000     18,700,000
                     B+       B1        22,550,000       WCI Steel, Inc., 10.50% due 3/01/2002           22,399,875     21,760,750
                     B        B2        23,000,000       Weirton Steel Corporation, 10.75%
                                                           due 6/01/2005 (k)                             22,413,750     21,332,500
                     BB       B1        20,000,000       Wheeling-Pittsburg Steel Corp., 9.375% due
                                                           11/15/2003                                    18,670,000     18,350,000
                                                                                                     -------------- --------------
                                                                                                        127,699,476    124,830,750


Textiles--0.7%       B+       B3        30,000,000       Westpoint Stevens Inc., 9.375%
                                                           due 12/15/2005                                30,100,000     29,287,500


Transportation       BB-      Ba2       15,000,000       Eletson Holdings, Inc., 9.25% due
Services--2.3%                                             11/15/2003                                    14,372,500     14,707,219
                     BB       Ba2       20,000,000       Gearbulk Holdings, Ltd., 11.25% due
                                                           12/01/2004                                    20,518,750     21,100,000
                                                         Transportacion Maritima Mexicana,
                                                         S.A. de C.V.:
                     BB-      Ba2        5,475,000         8.50% due 10/15/2000                           3,175,500      4,927,500
                     BB-      Ba2       16,950,000         9.25% due 5/15/2003                           14,263,875     14,936,340
                     NR*      NR*       38,106,000       Transtar Holdings, L.P., 12.42% due
                                                           12/15/2003 (a)                                23,092,701     24,197,310
                     B+       Ba3       20,000,000       Viking Star Shipping Co., Inc., 9.625%
                                                           due 7/15/2003                                 20,045,000     20,450,000
                                                                                                     -------------- --------------
                                                                                                         95,468,326    100,318,369


Utilities--5.6%                                          Beaver Valley Funding Corp.:
                     B+       B1        10,051,000         8.625% due 6/01/2007                           8,986,077      9,260,087
                     B+       B1        34,469,000         9% due 6/01/2017                              31,081,506     28,784,717
                                                         CTC Mansfield Funding Corp.:
                     B+       Ba3       16,000,000         10.25% due 3/30/2003                          15,952,640     16,240,000
                     B+       Ba3       25,000,000         11.125% due 9/30/2016                         26,416,875     25,793,500
                     BB       Ba2       15,000,000       Cleveland Electric Illuminating Co.,
                                                           9.50% due 5/15/2005                           14,971,200     15,077,250
                     BB-      B1        38,500,000       Metrogas Inc., 12% due 8/15/2000 (k)            38,492,500     37,826,250
                                                         Midland Cogeneration Venture
                                                         Limited Partnership:
                     BB       Ba3        4,329,158         10.33% due 7/23/2002++++                       4,242,575      4,515,957
                     B-       B2        11,250,000         11.75% due 7/23/2005                          11,310,000     11,845,631
                     B-       B2         5,500,000         13.25% due 7/23/2006                           6,002,565      5,681,142
                     NR*      NR*       16,272,122       Sunflower Electric Power Corp., 8%
                                                           due 12/31/2016 (k)++++                        10,673,917     12,895,656
                     B+       B1        20,000,000       Texas-New Mexico Power Corp., 10.75%
                                                           due 9/15/2003                                 20,065,000     21,300,000


SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds (concluded)                                                                                            High Income Portfolio
Utilities            NR*      NR*     $ 20,950,000       Transportadora de Gas del Sur, 7.75%
(concluded)                                                due 12/23/1998                            $   18,253,500 $   18,959,750
                                                         Tucson Electric & Power Co. (k):
                     NR*      NR*       19,023,082         10.21% due 1/01/2009                          17,593,025     18,706,728
                     NR*      NR*       17,426,207         10.732% due 1/01/2013                         16,252,461     16,931,826
                                                                                                     -------------- --------------
                                                                                                        240,293,841    243,818,494


                                                         Total Investments in Bonds--88.4%            3,872,896,281  3,855,773,945

                                      Shares Held
Preferred Stocks
Broadcasting &                             128,730       K--III Communications Corp.                     12,997,276     12,631,605
Publishing--0.6%                           421,000       K--III Communications Corp.                     10,562,750     11,340,687
                                                                                                     -------------- --------------
                                                                                                         23,560,026     23,972,292


Capital Goods--0.2%                        325,775       BCP/Essex Holdings, Inc. (k)                     8,255,060      8,347,984


Energy--0.3%                                29,517       Consolidated Hydro, Inc.                        14,891,917     14,765,879
                                               250       Transamerican Energy                                25,000         25,062
                                                                                                     -------------- --------------
                                                                                                         14,916,917     14,790,941


Paper--0.6%                                830,000       S.D. Warren Co.                                 23,405,940     25,937,500


Steel--0.3%                                550,000       USX Capital LLC                                 13,750,000     13,612,500


                                                         Total Investments in Preferred
                                                         Stocks--2.0%                                    83,887,943     86,661,217

Common Stocks

Consumer                                   200,369       Culligan Water Technologies                      1,686,248      3,005,535
Products--0.2%                             200,369       Samsonite Corp.                                  2,398,992      2,366,859
                                                                                                     -------------- --------------
                                                                                                          4,085,240      5,372,394


Energy--0.0%                                57,237       Mesa Inc.                                          325,690        271,876


Financial Services--0.0%                   132,585       Lomas Financial Corporation                      1,689,807         74,579


Food &                                     120,194       Abco Markets Inc. (k)                            4,054,875      1,584,759
Beverage--0.2%                             144,250       Foodbrands America                               5,728,121      2,046,547
                                           521,389       Grand Union Co. (f)                             29,475,625      6,745,470
                                                                                                     -------------- --------------
                                                                                                         39,258,621     10,376,776


Hotels &                                   320,040       Capital Gaming International Inc.                2,882,508         89,386
Casinos--0.0%                               75,500       Goldriver Hotel & Casino Corporation
                                                           (Class B) (d)                                    540,045         94,375
                                            23,000       Trump Taj Mahal Holding Corp. (Class A)             11,500        293,250
                                                                                                     -------------- --------------
                                                                                                          3,434,053        477,011


Industrial Services--0.0%                   11,400       Thermadyne Industries, Inc.                        165,300        205,912


                                                         Total Investments in
                                                         Common Stocks--0.4%                             48,958,711     16,778,548

SCHEDULE OF INVESTMENTS (continued)
                                         Shares                                                                           Value
Industries                                Held                    Issue                                       Cost      (Note 1a)

Trusts & Warrants                                                                                            High Income Portfolio
Broadcasting &                             177,500       American Telecasting Inc. (Warrants) (e)    $      413,723 $      576,875
Publishing--0.0%


Cellular Telephones--0.0%                   57,040       Page Mart Inc. (Warrants) (e)                      236,127        313,720


Energy--0.0%                                18,000       Consolidated Hydro Inc. (Warrants) (e)             390,123        258,750
                                           407,678       Transamerican Refining Corp. (Warrants) (e)        950,408      1,477,833
                                            20,833       UGI Corp. (Warrants) (e)                            91,057          3,437
                                                                                                     -------------- --------------
                                                                                                          1,431,588      1,740,020


Financial Services--0.0%                     7,194       Reliance Group Holdings, Inc. (Warrants) (e)             0              0


High Technology--0.0%                      394,563       Anacomp, Inc. (Warrants) (e) (k)                   495,400         36,990


Hotels &                                   273,000       Capital Gaming International Inc.
Casinos--0.0%                                              (Warrants) (e)                                 1,344,151         12,967
                                             7,550       Goldriver Hotel & Casino Corp.
                                                           Liquidating Trust (k)                            192,320         68,514
                                           113,386       Trump Castle Funding, Inc. (Warrants) (e)                0              0
                                                                                                     -------------- --------------
                                                                                                          1,536,471         81,481


Paper--0.0%                                 60,000       S.D. Warren Co. (Warrants) (e)                     165,310        405,000


Steel--0.0%                                 25,000       Gulf States Steel (Warrants) (e)                   275,399         21,875


Telecommunications--0.0%                   302,500       ALC Communications Corp. (Warrants) (e)            831,875              0


                                                         Total Investments in Trusts &
                                                         Warrants--0.0%                                   5,385,893      3,175,961


                                           Face
                                          Amount

Short-Term Securities

Commercial                            $ 30,000,000       ANZ (Delaware), Inc:
Paper***--9.0%                                             5.71% due 10/11/1995                          29,957,175     29,957,175
                                        10,000,000       Federal Home Loan Banks, Discount Note,
                                                           5.62% due 10/26/1995                           9,962,533      9,962,533
                                       100,000,000       Ford Motor Credit Co., 5.74%
                                                           due 10/02/1995                               100,000,000    100,000,000
                                        69,769,000       General Electric Capital Corp.,
                                                           6.45% due 10/02/1995                          69,769,000     69,769,000
                                        30,000,000       JC Penney Funding Corp., 5.75% due
                                                           11/16/1995                                    29,784,375     29,784,375
                                                         Navistar Financial Corporation:
                                        20,000,000         6.125% due 10/19/1995                         19,942,153     19,942,153
                                        25,000,000         6.125% due 10/23/1995                         24,910,677     24,910,677
                                                         Onyx Corp.:
                                        20,000,000         6.45% due 10/02/1995                          20,000,000     20,000,000
                                        30,000,000         6.45% due 10/06/1995                          29,978,500     29,978,500
                                                         Vons Supermarket:
                                        15,000,000         6% due 10/16/1995                             14,965,000     14,965,000
                                        20,000,000         6% due 10/19/1995                             19,943,333     19,943,333
                                        20,000,000         6.05% due 10/26/1995                          19,919,333     19,919,333
                                                                                                     -------------- --------------
                                                                                                        389,132,079    389,132,079

SCHEDULE OF INVESTMENTS (concluded)
                                          Face                                                                          Value
                                         Amount                         Issue                             Cost        (Note 1a)

Short-Term Securities (concluded)                                                                            High Income Portfolio
US Government Agency
Obligations***--0.0%                   $   780,000       Federal Home Loan Banks, 5.62% due
                                                           10/16/1995                                $      778,295 $      778,295


                                                         Total Investments in Short-Term
                                                         Securities--9.0%                               389,910,374    389,910,374


Total Investments--99.8%                                                                             $4,401,039,202  4,352,300,045
                                                                                                     ==============
Other Assets Less Liabilities--0.2%                                                                                      8,482,583
                                                                                                                    --------------
Net Assets--100.0%                                                                                                  $4,360,782,628
                                                                                                                    ==============


  ++Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.
++++Subject to principal paydowns.
   *Not Rated.
  **Industry classifications for convertible bonds are: (1) Conglomerates;
    (2) Financial Services; (3) Health Services; (4) Transportation Services;
    (5) Waste Management.
 ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
 (a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
 (b)Each $1,000 face amount contains one warrant of American Telecasting, Inc.
 (c)Each $1,000 face amount contains one warrant of Cellular Communications Corp.
 (d)Each share of Series B Stock contains a right which entitles the Portfolio to purchase a predetermined number of shares of preferred stock. The purchase price and number of shares are subject to adjustment.
 (e)Warrants entitle the portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.

 (f)Non-income producing security.
 (g)Each $1,000 face amount contains one warrant of Australis Media Ltd.
 (h)Each $1,000 face amount contains one warrant of Peoples Choice T.V. Corporation.
 (i)Each $1,000 face amount contains one warrant of United International Holdings, Inc.
 (j)Each $1,000 face amount contains six warrants of Echostar Communications, Corp.
 (k)Restricted securities. The value of the Portfolio's investments in restricted securities was approximately $437,709,000, representing
    10.0% of net assets.



                                                   Acquisition                                Value
    Issue                                             Date(s)              Cost             (Note 1a)
    Abco Markets Inc.                              11/19/1992          $  4,054,875        $  1,584,759
    Anacomp, Inc. (Warrants)                10/23/1990--3/14/1991           495,400              36,990
    BCP/Essex Holdings, Inc.                 5/26/1995--6/20/1995         8,255,060           8,347,984
    Bell Cablemedia PLC, 11.50%
      due 9/15/2005                          9/13/1995--9/27/1995        26,766,422          27,844,343
    Cabot Corporation, 12.50%
      due 7/15/2005                                 6/29/1995            10,000,000          10,412,500
    Cumberland Farms,
      10.50% due 10/01/2003                         2/18/1994            14,681,250          13,012,500
    Exide Corp., 10% due 4/15/2005           4/21/1995--6/28/1995        10,071,250          10,600,000
    Goldriver Hotel & Casino
      Corp. Liquidating Trust                       8/31/1992               192,320              68,514
    Gulf State Steel, 13.50%
      due 4/15/2003                          4/12/1995--6/08/1995        24,760,851          23,250,000
    HMH Properties, Inc.,
      9.50% due 5/15/2005                    5/18/1995--9/06/1995        48,464,602          49,312,500
    International Wire Group,
      11.75% due 6/01/2005                   6/07/1995--8/30/1995        22,012,500          22,055,000
    Metrogas Inc., 12% due 8/15/2000         8/07/1995--9/29/1995        38,492,500          37,826,250
    Oleoducto Central S.A.,
      9.35% due 9/01/2005                           9/21/1995            27,967,500          28,140,000
    Polymer Group, Inc.,
      12.75% due 7/15/2002                          6/17/1994            16,680,000          17,336,250
    Samsonite Corporation,
      11.125% due 7/15/2005                  7/07/1995--10/03/1995       22,418,750          21,937,500
    Selmer Inc., 11% due 5/15/2005           5/18/1995--9/06/1995        12,985,000          12,675,000
    Six Flags Theme Parks,
      12.18% due 6/01/2005                   6/16/1995--9/06/1995        29,125,369          30,200,000
    Specialty Foods Corp.,
      11.125% due 10/01/2002                 7/12/1995--9/08/1995        11,970,000          11,820,000
    Sunflower Electric Power
      Corp., 8% due 12/31/2016              11/29/1991--7/15/1994        10,673,917          12,895,656

    Telecom Argentina S.A.,
      8.375% due 10/18/2000                  7/18/1994--7/26/1994        25,952,625          27,667,500
    Tucson Electric & Power Co.:
      10.21% due 1/01/2009                   6/04/1993--7/19/1994        17,593,025          18,706,728
      10.732% due 1/01/2013                  3/01/1993--7/16/1993        16,252,461          16,931,826
    Weirton Steel Corporation,
      10.75% due 6/01/2005                   6/05/1995--9/22/1995        22,413,750          21,332,500
    Young Broadcasting Inc.,
      10.125% due 2/15/2005                         6/07/1995            13,000,000          13,715,000

                                                                       $435,279,427        $437,709,300
                                                                       ============        ============

Ratings of issues shown have not been audited by Deloitte & Touche LLP.




See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes                                                                                           Investment Grade Portfolio
US Government                                            United States Treasury Notes & Bonds:
Obligations--8.8%    AAA      Aaa      $11,000,000         8.875% due 11/15/1997                     $   11,354,063 $   11,644,559
                     AAA      Aaa        5,000,000         9.25% due 8/15/1998                            5,289,844      5,433,581
                     AAA      Aaa       10,000,000         6.875% due 8/31/1999                          10,301,562     10,301,525
                     AAA      Aaa        7,000,000         5.875% due 6/30/2000                           7,005,670      6,963,897
                     AAA      Aaa        5,000,000         6.25% due 8/31/2000                            5,048,437      5,048,431
                     AAA      Aaa        3,000,000         7.50% due 11/15/2001                           3,200,625      3,213,757
                     AAA      Aaa        8,000,000         6.375% due 8/15/2002                           7,982,882      8,121,220
                     AAA      Aaa        6,000,000         6.50% due 5/15/2005                            6,088,125      6,139,695
                     AAA      Aaa        7,500,000         6.50% due 8/15/2005                            7,616,016      7,685,147
                     AAA      Aaa        9,500,000         8.875% due 8/15/2017                          10,806,250     11,915,114
                     AAA      Aaa       12,000,000         7.50% due 11/15/2024                          13,037,969     13,357,515
                     AAA      Aaa       10,000,000         7.625% due 2/15/2025                          11,221,875     11,324,962
                                                                                                     -------------- --------------
                                                                                                         98,953,318    101,149,403


Banking--6.0%        A        A2         6,000,000       BankAmerica Corp., 7.125% due 5/12/2005          5,913,000      6,125,520
                     A        A2         7,000,000       Citicorp, 8.80% due 2/01/2000                    7,000,000      7,568,282
                     A+       A1         6,000,000       Fifth Third Bank, 6.75% due 7/15/2005            5,960,400      6,022,470
                     A-       A3         8,500,000       First Bank System, Inc., 6.875% due
                                                           9/15/2007                                      8,421,290      8,471,865
                     A-       A3         7,500,000       First Union Corp., 7.05% due 8/01/2005           7,417,500      7,596,825
                     A-       A3         5,000,000       Golden West Financial Corp., 9.15%
                                                           due 5/23/1998                                  5,678,700      5,337,400
                     A-       A2         7,650,000       Maybank New York, 7.125% due 9/15/2005           7,600,887      7,682,359
                                                         NationsBank Corporation:
                     A        A2         5,000,000         7.50% due 2/15/1997                            4,995,700      5,088,575
                     A-       A3         6,000,000         7.75% due 8/15/2015                            6,000,000      6,186,750
                     A+       A1         3,500,000       Norwest Corp., 6.625% due 3/15/2003              3,553,235      3,481,957
                     AA+      Aa2        6,000,000       Wachovia Bank of North Carolina,
                                                           6.55% due 6/09/1997 (a)                        5,995,620      6,053,860
                                                                                                     -------------- --------------
                                                                                                         68,536,332     69,615,863


Federal              AAA      Aaa       15,000,000       Federal National Mortgage Association,
Agencies--1.4%                                             7.85% due 9/10/2004                           14,817,437     15,653,925


Financial                                                Chrysler Financial Corp.:
Services--           A-       A3         2,000,000         9.50% due 12/15/1999                           2,263,120      2,192,770
Captive--4.1%        A-       A3        14,000,000         10.95% due 8/01/2017                          16,298,000     15,684,899
                     A+       A1         1,000,000       Ford Motor Credit Co., 7.75% due
                                                           3/15/2005                                        999,090      1,059,215
                                                         General Motors Acceptance Corp.:
                     BBB+     A3         7,630,000         5% due 1/27/1997                               7,501,587      7,522,704
                     BBB+     A3         8,000,000         7.60% due 1/20/1998                            7,829,600      8,210,755
                     BBB+     A3         6,100,000         7.125% due 5/11/1998                           6,168,808      6,206,365
                     BBB+     A3         7,000,000         7.40% due 9/01/2025                            6,943,580      7,010,570
                                                                                                     -------------- --------------
                                                                                                         48,003,785     47,887,278


Financial            BBB-     Baa2      15,000,000       Advanta Corp., 6.26% due 9/01/1997              14,991,450     14,962,050
Services--           A+       A1         2,500,000       American General Finance Corp., 8.50%
Consumer--4.7%                                             due 8/15/1998                                  2,848,650      2,644,300
                                                         Associates Corp. of North America:
                     AA-      Aa3        6,000,000         8.375% due 1/15/1998                           6,019,320      6,273,720
                     AA-      Aa3        2,000,000         5.25% due 9/01/1998                            1,939,180      1,947,620
                     AA-      Aa3        1,500,000         7.25% due 9/01/1999                            1,481,430      1,545,900
                     A        A2        19,000,000       Beneficial Corporation, 5.65% due
                                                           10/14/1997 (b)                                19,000,000     18,912,049
                     A+       Aa3        8,000,000       CIT Group Holdings, Inc., 5.70%
                                                           due 5/02/1997 (b)                              8,000,000      7,974,840
                                                                                                     -------------- --------------
                                                                                                         54,280,030     54,260,479

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes (continued)                                                                               Investment Grade Portfolio
Financial                                                Bear Stearns Companies, Inc.:
Services--           A        A2       $ 9,900,000         6.70% due 8/01/2003                       $    8,945,640 $    9,685,368
Other--7.7%          A        A2         3,000,000         8.75% due 3/15/2004                            3,224,430      3,327,285
                                                         Dean Witter, Discover & Co.:
                     A        A2         3,500,000         6.75% due 8/15/2000                            3,486,805      3,539,165
                     A        A2         3,000,000         6.50% due 11/01/2005                           2,965,350      2,915,145
                     A        A2         6,000,000         6.75% due 10/15/2013                           5,880,540      5,616,540
                                                         General Electric Capital Corp.:
                     AAA      Aaa        6,000,000         14% due 7/01/1996 (a)                          6,811,140      6,348,282
                     AAA      Aaa        6,200,000         8.125% due 5/15/2012                           6,301,726      6,859,246
                     A        A3         5,000,000       Lehman Brothers Inc., 7.375% due
                                                           8/15/1997                                      4,993,500      5,069,075
                     A+       A1         5,000,000       Morgan Stanley Group Inc., 8.875% due
                                                           10/15/2001                                     5,755,450      5,539,450
                     BBB+     Baa1      10,000,000       PaineWebber Group Inc., 8.875% due
                                                           3/15/2005                                      9,997,850     11,015,500
                                                         Smith Barney Holdings, Inc.:
                     A-       A3         3,000,000         7.50% due 5/01/2002                            3,046,590      3,110,895
                     A-       A3         6,000,000         6.875% due 6/15/2005                           5,957,580      5,936,940
                                                         The Travelers Corp.:
                     A+       A2         9,000,000         9.50% due 3/01/2002                            9,610,100     10,291,275
                     A+       A2         9,000,000         7.875% due 5/15/2025                           8,994,780      9,390,015
                                                                                                     -------------- --------------
                                                                                                         85,971,481     88,644,181


Foreign*--10.5%      A+       Aa2       15,000,000       ABN AMRO Bank, N.V., 7.25% due
                                                           5/31/2005 (2)                                 15,028,410     15,446,250
                     AA-      A1        10,000,000       Aegon N.V., 8% due 8/15/2006 (2)                 9,908,700     10,879,299
                     BBB+     A3         8,885,000       Bangkok Bank Public Company Limited,
                                                           7.25% due 9/15/2005 (c)                        8,799,674      8,887,576
                                                         CRA Finance Ltd. (1):
                     A+       A2         4,000,000         6.50% due 12/01/2003                           4,005,890      3,921,600
                     A+       A2         3,500,000         7.125% due 12/01/2013                          3,479,700      3,405,570
                     AAA      Aaa        4,000,000       Export-Import Bank of Japan, 8.35%
                                                           due 12/01/1999 (3)                             4,226,640      4,319,000
                                                         Metropolis of Tokyo (Japan) (3):
                     AAA      Aaa        3,550,000         9.25% due 10/11/1998                           4,134,756      3,842,289

                     AAA      Aaa        3,000,000         8.70% due 10/05/1999                           3,469,410      3,254,865
                     AAA      Aaa        4,000,000         9.25% due 11/08/2000                           4,219,660      4,507,280
                     BBB      Baa1       5,000,000       Petro-Canada, 9.25% due 10/15/2021 (4)           5,300,650      5,943,875
                     A+       A2        12,000,000       Pohang Iron & Steel Industries,
                                                           7.375% due 5/15/2005 (7)                      12,217,645     12,242,580
                     AA-      Aa3       11,000,000       Province of Ontario (Canada), 7.75%
                                                           due 6/04/2002 (5)                             10,910,730     11,725,285
                                                         Province of Quebec (Canada) (5):
                     A+       A2         4,000,000         8.80% due 4/15/2003                            4,048,000      4,452,740
                     A+       A2         4,500,000         13% due 10/01/2013                             5,706,285      5,462,122
                     AA       A1        13,803,000       Republic of Italy, 6.875% due 9/27/2023 (6)     11,896,625     12,602,415
                     A+       A1         5,500,000       Telekom Malaysia Berhad, 7.125% due
                                                           8/01/2005 (6) (c)                              5,463,480      5,612,997
                     A        A2         5,000,000       WMC (Western Mining Corp.) Finance,
                                                           7.25% due 11/15/2013 (1)                       5,036,900      5,000,850
                                                                                                     -------------- --------------
                                                                                                        117,853,155    121,506,593

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes (continued)                                                                               Investment Grade Portfolio
Industrial--         A-       A2       $ 6,000,000       American Home Products Corporation,
Consumer                                                   7.90% due 2/15/2005                       $    5,988,300 $    6,497,070
Goods--12.5%         AA-      A1         3,000,000       Anheuser-Busch Cos., Inc., 8.75% due
                                                           12/01/1999                                     3,367,590      3,270,705
                     A+       A1        10,000,000       Bass America, Inc., 8.125% due 3/31/2002        10,250,610     10,768,950
                                                         Dillard Department Stores, Inc.:
                     A+       A2         4,000,000         7.375% due 6/15/1999                           4,254,860      4,136,100
                     A+       A2         5,000,000         9.125% due 8/01/2011                           6,054,000      5,964,650
                                                         Grand Metropolitan Investment Corp.:
                     A+       A2         4,000,000         6.50% due 9/15/1999                            4,000,000      4,009,840
                     A+       A2         9,000,000         8.625% due 8/15/2001                           9,412,690      9,833,490
                     A+       A1         5,000,000       JC Penney & Co., 6.375% due 9/15/2000            4,991,900      4,988,155
                     AAA      Aaa        7,000,000       Johnson & Johnson Co., 8.72% due
                                                           11/01/2024                                     7,057,420      7,954,835
                     AA       Aa2        5,000,000       Kimberly-Clark Corporation, 7.875%
                                                           due 2/01/2023                                  5,084,900      5,252,900
                     BBB      Baa1      10,000,000       Kmart Corporation, 7.24% due 7/06/1999           9,734,500     10,039,237
                     A        A2         9,500,000       Philip Morris Cos., Inc., 9% due
                                                           1/01/2001                                      9,698,815     10,404,305

                                                         RJR Nabisco, Inc.:
                     BBB-     Baa3       7,000,000         8.75% due 4/15/2004                            6,794,580      7,106,330
                     BBB-     Baa3      13,000,000         8.75% due 8/15/2005                           12,570,510     13,157,235
                     BBB      Baa2       9,000,000         7.55% due 6/15/2015                            8,981,960      8,978,130
                                                         Sears, Roebuck & Co.:
                     BBB      A2         5,000,000         9.25% due 4/15/1998                            5,712,125      5,333,550
                     BBB      A2         8,785,000         8.45% due 11/01/1998                           9,709,797      9,277,443
                     AA       Aa1        7,000,000       Wal-Mart Stores, Inc., 8.50% due 9/15/2024       6,872,720      7,779,800
                     A        A2         9,000,000       Weyerhaeuser Company, 7.95% due
                                                           3/15/2025                                      8,901,360      9,882,630
                                                                                                     -------------- --------------
                                                                                                        139,438,637    144,635,355


Industrial-                                              BP America Inc.:
Energy--5.0%         AA-      A1        11,000,000         10% due 7/01/2018                             11,869,080     12,360,095
                     AA-      A1         4,075,000         9.375% due 11/01/2000                          4,488,287      4,603,731
                     AA-      A1         9,000,000         7.875% due 5/15/2002                           9,519,510      9,692,505
                     A+       A1        12,000,000       Petroliam Nasional Berhad, 6.875%
                                                           due 7/01/2003 (c)                             11,929,530     12,060,780
                     AA-      Aa3        5,000,000       Repsol International Finance, 7%
                                                           due 8/01/2005                                  4,997,450      5,087,000
                                                         Texaco Capital Inc.:
                     A+       A1         5,500,000         9% due 12/15/1999                              6,215,190      6,018,540
                     A+       A1         2,000,000         8.875% due 2/15/2021                           1,999,720      2,451,182
                     A+       A1         4,500,000         8.625% due 4/01/2032                           4,792,770      5,296,500
                                                                                                     -------------- --------------
                                                                                                         55,811,537     57,570,333


Industrial--         BBB      Baa2      12,000,000       Applied Materials Inc., 8% due 9/01/2004        11,912,280     12,841,740
Other--17.9%                                             Archer-Daniels-Midland Co.:
                     AA-      Aa2        8,100,000         8.875% due 4/15/2011                           8,733,635      9,464,283
                     AA-      Aa2        2,000,000         8.125% due 6/01/2012                           2,125,020      2,208,400
                     AA-      Aa3        7,800,000       Capital Cities/ABC, Inc., 8.75% due
                                                           8/15/2021                                      8,800,114      9,149,595
                     A-       A3        11,000,000       Carnival Cruise Lines, Inc., 7.70%
                                                           due 7/15/2004                                 11,028,940     11,546,149
                                                         Columbia/HCA Healthcare Corp.:
                     BBB+     A3         5,000,000         6.87% due 9/15/2003                            5,000,000      5,008,830
                     BBB+     A3         6,000,000         9% due 12/15/2014                              6,651,540      7,029,397


SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes (continued)                                                                               Investment Grade Portfolio
Industrial--         BBB      Baa3    $ 15,000,000       Developers Diversified Realty Corporation,
Other                                                      6.717% due 12/27/1995 (b)                 $   14,978,550 $   15,020,745
(concluded)          AA-      Aa3       12,000,000       Du Pont (E.I.) de Nemours & Co., 8.25%
                                                           due 1/15/2022                                 12,481,570     12,869,519
                     A        A1         2,000,000       Electronic Data Systems Corp.,
                                                           6.85% due 5/15/2000 (c)                        1,998,420      2,027,500
                     BBB      Baa2       9,000,000       Federal Express Corporation, 9.65% due
                                                           6/15/2012                                     10,137,590     10,753,740
                                                         Ford Capital B.V.:
                     A+       A1        10,000,000         9.875% due 5/15/2002                          10,531,200     11,651,599
                     A+       A1         3,995,000         9.50% due 6/01/2010                            4,430,215      4,832,212
                     AA-      A2         6,500,000       Hubbell Incorporated, 6.625% due 10/01/2005      6,459,700      6,459,700
                     BBB-     Baa3       9,000,000       James River Corp. of Virginia, 6.70% due
                                                           11/15/2003                                     8,350,380      8,854,110
                     AA       Aa2        8,500,000       Kaiser Foundation Hospital, 9.55% due
                                                           7/15/2005                                      9,561,225     10,170,547
                     BBB      Baa2       6,000,000       Loral Corporation, 8.375% due 6/15/2024          5,493,240      6,518,580
                                                         News American Holdings, Inc.:
                     BBB-     Baa3       4,000,000         9.125% due 10/15/1999                          4,298,640      4,348,260
                     A        A3         6,000,000         9.25% due 2/01/2013                            6,786,960      6,785,820
                     BBB      Baa2       8,000,000       Placer Dome Inc., 7.75% due 6/15/2015            7,922,480      7,903,960
                     AA-      Aa3        9,000,000       Reed Elsevier Capital, 7.50% due 5/15/2025       8,899,380      9,286,766
                                                         Telecommunications, Inc.:
                     BBB-     Baa3       7,059,000         9.25% due 4/15/2002                            7,780,924      7,811,277
                     BBB-     Baa3      10,000,000         8.25% due 1/15/2003                            9,713,200     10,448,100
                     BBB-     Baa3       2,500,000         9.80% due 2/01/2012                            2,631,150      2,849,000
                                                         Time Warner Entertainment Co.:
                     BBB-     Baa3       5,000,000         10.15% due 5/01/2012                           5,036,200      5,999,225
                     BBB-     Baa3       5,000,000         8.375% due 3/15/2023                           5,281,450      5,131,650
                                                                                                     -------------- --------------
                                                                                                        197,024,003    206,970,704


Supranational--      AAA      Aaa        3,000,000       Asian Development Bank, 10.75% due
3.3%                                                       6/01/1997                                      3,302,730      3,216,015
                     AAA      Aaa        8,000,000       Inter-American Development Bank Co.,
                                                           8.875% due 6/01/2009                          10,115,250      9,748,960
                     AAA      Aaa       19,000,000       International Bank for Reconstruction &
                                                           Development, 12.375% due 10/15/2002           24,032,800     25,324,720
                                                                                                     -------------- --------------
                                                                                                         37,450,780     38,289,695


Transportation--                                         Southwest Airlines, Inc.:
1.9%                 A-       Baa1      10,000,000         9.40% due 7/01/2001                           11,326,040     11,238,749
                     A-       Baa1       2,000,000         8% due 3/01/2005                               1,989,220      2,151,200
                     A-       Baa1       3,000,000         7.875% due 9/01/2007                           2,983,950      3,213,135
                     A-       A3         5,000,000       Union Pacific Corp., 7.375% due 5/15/2001        5,000,000      5,183,600
                                                                                                     -------------- --------------
                                                                                                         21,299,210     21,786,684


Utilities--          AA       Aa3        6,000,000       AT&T Corporation, 8.35% due 1/15/2025            5,893,620      6,438,840
Communications--                                         GTE Corp.:
2.2%                 BBB+     Baa1       4,000,000         9.10% due 6/01/2003                            4,242,720      4,537,660
                     BBB+     Baa1       9,500,000         8.75% due 11/01/2021                           9,904,225     10,930,462
                     A+       A1         2,000,000       Southwestern Bell Telecommunications
                                                           Corp., 6.125% due 3/01/2000                    2,011,250      1,984,500
                     AA-      Aa3        1,000,000       US West Communications, 7.25%
                                                           due 9/15/2025                                    998,300      1,007,635
                                                                                                     -------------- --------------
                                                                                                         23,050,115     24,899,097

SCHEDULE OF INVESTMENTS (concluded)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes (concluded)                                                                               Investment Grade Portfolio
Utilities--          A        A2       $ 5,000,000       Central Power & Light Co., 6%
Electric--3.0%                                             due 10/01/1997                            $    4,973,400 $    4,971,350
                     AA-      Aa2        6,000,000       Duke Power Co., 8% due 11/01/1999                5,964,660      6,356,160
                     A        A2         2,000,000       Georgia Power Co., 6.125% due 9/01/1999          1,961,420      1,980,310
                     AA-      A1         3,000,000       Northern States Power Company, 7.125%
                                                           due 7/01/2025                                  2,972,040      2,957,421
                     BBB+     Baa1       3,425,000       PECO Energy Co., 8% due 4/01/2002                3,459,387      3,650,331
                     AA-      Aa3        5,000,000       TECO Energy, Inc., 9.27% due 6/12/2000 (a)       5,000,000      5,566,736
                     A        A2         8,500,000       Virginia Electric & Power Co., 8.625%
                                                           due 10/01/2024                                 8,377,160      9,451,447
                                                                                                     -------------- --------------
                                                                                                         32,708,067     34,933,755


Utilities--                                              Consolidated Natural Gas Co.:
Gas--0.8%            AA-      A1         7,500,000         8.75% due 6/01/1999                            7,450,660      8,070,750
                     AA-      A1         1,000,000         7.375% due 4/01/2005                             993,380      1,048,045
                                                                                                     -------------- --------------
                                                                                                          8,444,040      9,118,795


                                                         Total Investments in Bonds &
                                                         Notes--89.8%                                 1,003,641,927  1,036,922,140


Short-Term Securities

Commercial                              50,000,000       American Express Credit Corp.,
Paper**--5.3%                                              5.65% due 10/02/1995                          50,000,000     50,000,000
                                        12,000,000       General Electric Capital Corp.,
                                                           5.72% due 10/02/1995                          12,000,000     12,000,000
                                                                                                     -------------- --------------
                                                                                                         62,000,000     62,000,000


Repurchase                              51,715,000       UBS Securities Funding, Inc., purchased
Agreements***--4.5%                                        on 9/29/1995 to yield 6.42%
                                                           due 10/02/1995                                51,715,000     51,715,000


                                                         Total Investments in Short-Term
                                                         Securities--9.8%                               113,715,000    113,715,000


Total Investments--99.6%                                                                             $1,117,356,927  1,150,637,140
                                                                                                     ==============
Other Assets Less Liabilities--0.4%                                                                                      4,199,002
                                                                                                                    --------------
Net Assets--100.0%                                                                                                  $1,154,836,142
                                                                                                                    ==============



  *Corresponding industry groups for foreign securities which are denominated in US dollars: (1) Industrial Mining. (2) Financial Institution. (3) Government Entity; Guaranteed by Japan. (4) Energy Company; not Guaranteed by Canada.
   (5) Government Entity; Guaranteed by the Province. (6) Government Entity.
   (7) Industrial; Metals.
 **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. ***Repurchase Agreements are fully collateralized by US Government Obligations.
(a)Medium-Term Note.
(b)Floating Rate Note.
(c)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $28,509,000, representing 2.5% of net assets.

                                                  Acquisition                                Value
   Issue                                             Dates                Cost             (Note 1a)
   Bangkok Bank Public Company Limited,
     7.25% due 9/15/2005                           9/22/1995           $ 8,799,674         $ 8,887,576
   Electronic Data Systems Corp.,
     6.85% due 5/15/2000                           5/19/1995             1,998,420           2,027,500
   Petroliam Nasional Berhad,
     6.875% due 7/01/2003                     7/14/1995--8/07/1995      11,929,530          12,060,780
   Telekom Malaysia Berhad,
     7.125% due 8/01/2005                          8/04/1995             5,463,480           5,612,997

                                                                       $28,191,104         $28,588,853
                                                                       ===========         ===========


   Ratings of issues shown have not been audited by Deloitte & Touche LLP.




See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes                                                                                          Intermediate Term Portfolio
US Government                                            United States Treasury Notes:
Obligations--12.1%   AAA      Aaa      $ 1,000,000         8.875% due 11/15/1997                     $    1,032,188 $    1,058,596
                     AAA      Aaa        2,000,000         6.875% due 8/31/1999                           2,060,312      2,060,305
                     AAA      Aaa        5,500,000         5.875% due 6/30/2000                           5,512,465      5,471,634
                     AAA      Aaa        7,000,000         6.25% due 8/31/2000                            7,067,812      7,067,804
                     AAA      Aaa        2,000,000         7.875% due 8/15/2001                           2,076,563      2,175,005
                     AAA      Aaa        2,000,000         7.50% due 11/15/2001                           2,133,750      2,142,505
                     AAA      Aaa        5,000,000         6.375% due 8/15/2002                           5,125,000      5,075,762
                     AAA      Aaa        5,000,000         7.25% due 5/15/2004                            5,026,563      5,342,962
                     AAA      Aaa        5,000,000         7.875% due 11/15/2004                          5,246,875      5,561,712
                     AAA      Aaa       11,500,000         6.50% due 5/15/2005                           11,739,219     11,767,749
                     AAA      Aaa        7,000,000         6.50% due 8/15/2005                            7,146,719      7,172,804
                                                                                                     -------------- --------------
                                                                                                         54,167,466     54,896,838


Banking--8.2%        A        A2         3,000,000       BankAmerica Corp., 7.125% due 5/12/2005          2,956,500      3,062,760
                     A+       A2         2,000,000       Citicorp, 8.80% due 2/01/2000                    2,000,000      2,162,366
                     A+       A1         4,000,000       Fifth Third Bank, 6.75% due 7/15/2005            3,973,600      4,014,980
                     A-       A3         2,500,000       First Union Corp., 7.05% due 8/01/2005           2,472,500      2,532,275
                     A-       A3         4,000,000       Golden West Financial Corp., 9.15%
                                                           due 5/23/1998                                  4,542,960      4,269,920
                     A-       A3         6,000,000       Mellon Financial, 6.875% due 3/01/2003           5,483,220      6,014,190
                     A+       A1         1,000,000       Norwest Corp., 6.625% due 3/15/2003              1,003,060        994,845
                     AA+      Aa2        5,000,000       Wachovia Corporation, 6% due 3/15/1999           4,890,950      4,957,652
                     BBB      Baa1       9,000,000       Washington Mutual Inc., 7.25%
                                                           due 8/15/2005                                  8,930,520      9,200,700
                                                                                                     -------------- --------------
                                                                                                         36,253,310     37,209,688


Federal              AAA      Aaa        2,500,000       Federal National Mortgage Association,
Agencies--0.6%                                             7.85% due 9/10/2004                            2,496,484      2,608,987


Financial            A-       A3         8,000,000       Chrysler Financial Corp., 9.50% due              9,275,380      8,771,080
Services--                                               12/15/1999
Captive--6.6%                                            Ford Motor Credit Co.:
                     A+       A1         2,000,000         9.875% due 5/15/2002                           2,300,380      2,330,320
                     A+       A1         5,000,000         7.75% due 3/15/2005                            4,995,450      5,296,075
                                                         General Motors Acceptance Corp.:
                     BBB+     A3         6,000,000         7.85% due 3/05/1997                            5,977,380      6,135,899
                     BBB+     A3         2,000,000         7.60% due 1/20/1998                            1,957,400      2,052,689
                     BBB+     A3         5,000,000         7.125% due 5/11/1998                           5,056,400      5,087,185
                                                                                                     -------------- --------------
                                                                                                         29,562,390     29,673,248


Financial            BBB-     Baa2      10,000,000       Advanta Corp., 6.26% due 9/01/1997 (a)           9,994,300      9,974,700
Services--                                               Associates Corp. of North America:
Consumer--6.3%       AA-      Aa3        1,500,000         8.375% due 1/15/1998                           1,504,830      1,568,430
                     AA-      Aa3        3,000,000         5.25% due 9/01/1998                            2,908,770      2,921,430
                     A        A2         7,000,000       Beneficial Corp., 5.65% due 10/14/1997 (a)       7,000,000      6,967,597
                                                         CIT Group Holdings, Inc.:
                     A+       Aa3        4,000,000         7.625% due 12/05/1996                          3,987,120      4,065,420
                     A+       Aa3        3,000,000         5.971% due 2/28/1997                           2,998,020      3,006,681
                                                                                                     -------------- --------------
                                                                                                         28,393,040     28,504,258

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes (continued)                                                                              Intermediate Term Portfolio
Financial            BBB      Baa2     $ 6,000,000       Alex Brown Inc., 7.625% due 8/15/2005       $    5,966,820 $    6,149,550
Services--           A        A2         3,000,000       Bear Stearns Companies, Inc., 8.75%
Other--6.6%                                                due 3/15/2004                                  3,224,430      3,327,285
                     BBB      Baa2       4,000,000       Comdisco, Inc., 7.25% due 4/15/1998              3,990,720      4,072,940
                     A        A2         6,250,000       Dean Witter, Discover & Co., 6.75%
                                                           due 8/15/2000                                  6,226,437      6,319,937
                     BBB+     Baa1       4,000,000       PaineWebber Group Inc., 8.875% due 3/15/2005     4,025,080      4,406,200
                                                         Smith Barney Holdings, Inc.:
                     A-       A3         2,000,000         7.98% due 3/01/2000                            2,000,000      2,102,970
                     A-       A3         1,000,000         6.875% due 6/15/2005                             992,930        989,490
                     A+       A2         2,000,000       The Travelers Corp., 9.50% due 3/01/2002         2,168,400      2,286,950
                                                                                                     -------------- --------------
                                                                                                         28,594,817     29,655,322


Foreign*--9.5%       A+       Aa2        3,500,000       ABN AMRO Bank, N.V., 7.25% due 5/31/2005 (2)     3,497,025      3,604,125
                     BBB+     A3         5,000,000       Bangkok Bank Public Company Limited,
                                                           7.25% due 9/15/2005 (2)(b)                     4,949,950      5,001,450
                     A+       A2         4,000,000       CRA Finance Ltd., 6.50% due
                                                           12/01/2003 (4)                                 4,006,020      3,921,600
                     AAA      Aaa        1,500,000       Japan Finance Corp. for Municipal
                                                           Enterprises, 9.125% due 3/13/2000 (2)          1,654,665      1,642,897
                     AAA      Aaa        2,000,000       Metropolis of Tokyo (Japan), 8.70%
                                                           due 10/05/1999 (5)                             2,312,940      2,169,910
                     A+       A2         1,000,000       Pohang Iron & Steel Co., 7.375% due
                                                           5/15/2005 (6)                                  1,018,160      1,020,215
                     A+       A2         9,000,000       Province of Quebec (Canada), 8.80%
                                                           due 4/15/2003 (3)                              9,288,960     10,018,664
                     BB       Baa3      10,000,000       Republic of South Africa, 9.625%
                                                           due 12/15/1999 (1)                             9,839,025     10,487,000
                     A+       A1         5,000,000       Telekom Malaysia Berhad, 7.125%
                                                         due 8/01/2005 (1) (b)                            4,966,800      5,102,725
                                                                                                     -------------- --------------
                                                                                                         41,533,545     42,968,586


Industrial--         A-       A2         2,000,000       American Home Products Corporation,
Consumer--12.4%                                            7.90% due 2/15/2005                            1,996,100      2,165,690
                     AA-      A1         5,481,000       Anheuser-Busch Cos., Inc., 8.75%
                                                           due 12/01/1999                                 6,189,909      5,975,578
                     A+       A1         3,000,000       Bass America, Inc., 6.625% due 3/01/2003         2,825,520      3,002,160
                                                         Grand Metropolitan Investment Corp.:
                     A+       A2         3,000,000         6.50% due 9/15/1999                            3,040,120      3,007,380
                     A+       A2         3,000,000         8.625% due 8/15/2001                           3,069,700      3,277,830
                     A+       A1         5,000,000       JC Penney & Co., 6.375% due 9/15/2000            4,991,900      4,988,155
                     A        A1         4,000,000       PepsiCo., Inc., 6.125% due 1/15/1998             3,972,240      3,989,740
                     A        A2         3,500,000       Philip Morris Cos., Inc., 9% due 1/01/2001       3,576,195      3,833,165
                                                         RJR Nabisco, Inc.:
                     BBB-     Baa2       5,000,000         6.70% due 6/15/2002                            4,997,050      4,936,650
                     BBB-     Baa3       8,000,000         8.75% due 4/15/2004                            7,785,920      8,121,520
                     BBB-     Baa2       3,000,000         6.85% due 6/15/2005                            2,994,300      2,952,735
                                                         Sears, Roebuck & Co.:
                     BBB      A2         2,500,000         9.25% due 4/15/1998                            2,837,275      2,666,775
                     BBB      A2         7,000,000         8.45% due 11/01/1998                           7,762,380      7,392,385
                                                                                                     -------------- --------------
                                                                                                         56,038,609     56,309,763

SCHEDULE OF INVESTMENTS (continued)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes (continued)                                                                              Intermediate Term Portfolio
Industrial--         AA-      A1       $ 1,000,000       BP America Inc., 7.875% due 5/15/2002       $    1,055,380 $    1,076,945
Energy--3.8%         A+       A1         2,000,000       Petroliam Nasional Berhad,
                                                           6.875% due 7/01/2003 (b)                       1,972,960      2,010,130
                     AA-      Aa3        4,500,000       Repsol International Finance,
                                                           7% due 8/01/2005                               4,497,705      4,578,300
                     BBB-     Baa2       5,000,000       Tenneco, Inc., 7.875% due 10/01/2002             5,250,000      5,308,625
                                                         Texaco Capital Inc.:
                     A+       A1         2,000,000         6.875% due 7/15/1999                           1,996,120      2,029,560
                     A+       A1         2,000,000         9% due 12/15/1999                              2,342,460      2,188,560
                                                                                                     -------------- --------------
                                                                                                         17,114,625     17,192,120


Industrial--                                             Applied Materials Inc.:
Other--12.3%         BBB-     Baa2       4,000,000         6.65% due 9/05/2000                            4,000,000      3,968,659
                     BBB      Baa2       4,000,000         8% due 9/01/2004                               3,970,760      4,280,580
                     A-       A3         9,000,000       Carnival Cruise Lines, Inc.,
                                                           7.70% due 7/15/2004                            8,799,420      9,446,849
                     BBB+     A3         5,000,000       Columbia/HCA Healthcare Corp.,
                                                           6.87% due 9/15/2003                            5,000,000      5,008,830
                     BBB      Baa3       5,000,000       Developers Diversified Realty Corporation,
                                                           6.717% due 12/27/1995 (a)                      4,992,500      5,006,915
                     A        A1         3,500,000       Electronic Data Systems Corp.,
                                                           6.85% due 5/15/2000 (b)                        3,497,235      3,548,125
                     BBB-     Ba1       14,500,000       News America Holdings Inc., 8.50%
                                                           due 2/15/2005                                 14,789,005     15,803,984
                     BBB-     Baa3       8,000,000       Telecommunications, Inc., 9.25%
                                                           due 4/15/2002                                  8,496,110      8,818,160
                                                                                                     -------------- --------------
                                                                                                         53,545,030     55,882,102


Supranational--      AAA      Aaa        1,500,000       International Bank for Reconstruction &
0.4%                                                       Development, 12.375% due 10/15/2002            1,954,980      1,999,320


Transportation       BB+      Baa3       4,310,000       AMR Corporation, 9.50% due 7/15/1998             4,606,528      4,606,528
Services--4.6%       AA       A1         4,000,000       Boeing Co. (The), 6.35% due 6/15/2003            3,599,960      3,942,840
                                                         Southwest Airlines, Inc.:
                     A-       Baa1       6,500,000         9.40% due 7/01/2001                            7,564,180      7,305,187
                     A-       Baa1       1,000,000         8% due 3/01/2005                                 994,610      1,075,600
                     A-       A3         4,000,000       Union Pacific Corporation, 7.375%
                                                           due 5/15/2001                                  4,000,000      4,146,880
                                                                                                     -------------- --------------
                                                                                                         20,765,278     21,077,035


Utilities--          BBB+     Baa2       3,000,000       National Rural Utilities Cooperative
Electric--3.7%                                             Finance Corp., 6.50% due 9/15/2002             2,993,280      2,998,860
                     BBB+     Baa1       7,000,000       PECO Energy Co., 8% due 4/01/2002                7,000,440      7,460,530
                     A-       A2         4,000,000       Pennsylvania Power & Light Co., 5.50%
                                                           due 4/01/1998                                  3,991,280      3,927,580
                     BBB+     Baa2       2,000,000       Texas Utilities Electric Co., 8%
                                                           due 6/01/2002                                  1,972,080      2,141,250
                                                                                                     -------------- --------------
                                                                                                         15,957,080     16,528,220

SCHEDULE OF INVESTMENTS (concluded)
                      S&P     Moody's       Face                                                                          Value
Industries           Rating   Rating       Amount                  Issue                                  Cost          (Note 1a)

Bonds & Notes (concluded)                                                                              Intermediate Term Portfolio
Utilities--                                              Consolidated Natural Gas Co.:
Gas--1.5%            AA-      A1      $  2,000,000         8.75% due 6/01/1999                       $    2,125,440 $    2,152,200
                     AA-      A1         4,500,000         7.375% due 4/01/2005                           4,470,210      4,716,202
                                                                                                     -------------- --------------
                                                                                                          6,595,650      6,868,402


                                                         Total Investments in Bonds &
                                                         Notes--88.6%                                   392,972,304    401,373,889

Short-Term Securities

Commercial                              14,000,000       General Electric Capital Corp.,
Paper**--3.1%                                              5.70% due 10/02/1995                          14,000,000     14,000,000


Repurchase                              19,773,000       UBS Securities Funding, Inc., purchased on
Agreements***--4.4%                                        9/29/1995 to yield 6.42% to 10/02/1995        19,773,000     19,773,000


                                                         Total Investments in Short-Term
                                                         Securities--7.5%                                33,773,000     33,773,000


Total Investments--96.1%                                                                             $  426,745,304    435,146,889
                                                                                                     ==============
Other Assets Less Liabilities--3.9%                                                                                     17,868,633
                                                                                                                    --------------
Net Assets--100.0%                                                                                                  $  453,015,522
                                                                                                                    ==============

  *Corresponding industry groups for foreign securities, which are denominated in US dollars: (1) Government Entity. (2) Financial Institution; Government-Owned & Guaranteed. (3) Government Entity; Guaranteed by Province.
   (4) Industrial Mining. (5) Government Entity; Guaranteed by Japan.
   (6) Industrial; Metals.
 **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. ***Repurchase Agreements are fully collateralized by US Government Obligations.
(a)Floating Rate Note.
(b)Restricted security as to resale. The value of the Portfolio's investments in restricted securities was approximately $15,662,000, representing 3.5% of net assets.


                                                   Acquisition                                Value
    Issue                                             Date                 Cost             (Note 1a)
    Bangkok Bank Public Company Limited,
      7.25% due 9/15/2005                           9/22/1995           $ 4,949,950         $ 5,001,450
    Electronic Data Systems Corp.,
      6.85% due 5/15/2000                           5/15/1995             3,497,235           3,548,125
    Petroliam Nasional Berhad,
      6.875% due 7/01/2003                          8/07/1995             1,972,960           2,010,130
    Telekom Malaysia Berhad,
      7.125% due 8/01/2005                          8/04/1995             4,966,800           5,102,725

                                                                        $15,386,945         $15,662,430
                                                                        ===========         ===========

    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statements of Assets and Liabilities as of September 30, 1995
                                                                               High Income        Investment        Intermediate
                                                                                Portfolio      Grade Portfolio     Term Portfolio
Assets:              Investments, at value* (Note 1a)                        $4,352,300,045     $1,150,637,140      $435,146,889
                     Receivables: Interest                                       92,858,745         20,786,194         7,523,975
                                  Capital shares sold                            17,063,314          5,822,222        27,454,416
                                  Securities sold                                   891,000          8,159,022         3,059,633
                                  Loans                                                  --             81,353            30,548
                                  Dividends                                         100,260                 --                --
                     Prepaid registration fees and other assets (Note 1e)            77,987             27,628            32,630
                                                                             --------------     --------------      ------------
                     Total assets                                             4,463,291,351      1,185,513,559       473,248,091
                                                                             --------------     --------------      ------------


Liabilities:         Payables: Securities purchased                              55,889,628         26,399,690        18,349,478
                               Dividends to shareholders (Note 1f)               10,854,613          1,925,248           712,080
                               Capital shares redeemed                            4,748,608          1,263,731           821,080
                               Distributor (Note 2)                               2,128,296            388,133            83,226
                               Investment adviser (Note 2)                        1,509,157            327,320           126,002
                     Accrued expenses and other liabilities                      27,378,421            373,295           140,703
                                                                             --------------     --------------      ------------
                     Total liabilities                                          102,508,723         30,677,417        20,232,569
                                                                             --------------     --------------      ------------


Net Assets:          Net assets                                              $4,360,782,628     $1,154,836,142      $453,015,522
                                                                             ==============     ==============      ============


Net Assets           Class A Common Stock, $.10 par value++                  $   11,569,395     $    4,105,387      $  1,892,800
Consist of:          Class B Common Stock, $.10 par value++++                    41,283,769          5,488,414         1,844,392
                     Class C Common Stock, $.10 par value++++++                   1,729,575            223,958            59,173
                     Class D Common Stock, $.10 par value++++++++                 1,315,773            218,473           142,135
                     Paid-in capital in excess of par                         4,387,414,022      1,151,204,980       455,439,394
                     Undistributed investment income--net                         2,875,853                 --                --
                     Accumulated realized capital losses on
                     investments--net                                           (36,666,602)        (6,680,118)       (5,362,923)
                     Accumulated distributions in excess of realized
                     capital gains on investments--net                                   --        (33,005,165)       (9,401,034)
                     Unrealized appreciation (depreciation) on
                     investments--net                                           (48,739,157)        33,280,213         8,401,585
                                                                             --------------     --------------      ------------
                     Net assets                                              $4,360,782,628     $1,154,836,142      $453,015,522
                                                                             ==============     ==============      ============


Net Asset            Class A: Net assets                                     $  902,321,267     $  472,388,101      $217,713,602
Value:                                                                       ==============     ==============      ============
                              Shares outstanding                                115,693,946         41,053,869        18,928,003
                                                                             ==============     ==============      ============
                              Net asset value and redemption price per
                              share                                          $         7.80     $        11.51      $      11.50
                                                                             ==============     ==============      ============
                     Class B: Net assets                                     $3,220,766,637     $  631,517,399      $212,146,426
                                                                             ==============     ==============      ============
                              Shares outstanding                                412,837,687         54,884,140        18,443,916
                                                                             ==============     ==============      ============
                              Net asset value and redemption price per
                              share                                          $         7.80     $        11.51      $      11.50
                                                                             ==============     ==============      ============
                     Class C: Net assets                                     $  135,018,928     $   25,777,792      $  6,806,202
                                                                             ==============     ==============      ============
                              Shares outstanding                                 17,295,752          2,239,580           591,728
                                                                             ==============     ==============      ============
                              Net asset value and redemption price per
                              share                                          $         7.81     $        11.51      $      11.50
                                                                             ==============     ==============      ============
                     Class D: Net assets                                     $  102,675,796     $   25,152,850      $ 16,349,292
                                                                             ==============     ==============      ============
                              Shares outstanding                                 13,157,731          2,184,726         1,421,349
                                                                             ==============     ==============      ============
                              Net asset value and redemption price per
                              share                                          $         7.80     $        11.51      $      11.50
                                                                             ==============     ==============      ============


                    *Identified cost                                         $4,401,039,202     $1,117,356,927      $426,745,304
                                                                             ==============     ==============      ============
                   ++Authorized shares--Class A                                 200,000,000        100,000,000        50,000,000
                                                                             ==============     ==============      ============
                 ++++Authorized shares--Class B                                 700,000,000        100,000,000        50,000,000
                                                                             ==============     ==============      ============
               ++++++Authorized shares--Class C                                 200,000,000        100,000,000        50,000,000
                                                                             ==============     ==============      ============
             ++++++++Authorized shares--Class D                                 500,000,000        100,000,000        50,000,000
                                                                             ==============     ==============      ============





                     See Notes to Financial Statements.

Statements of Operations for the Year Ended September 30, 1995
                                                                                High Income        Investment       Intermediate
                                                                                 Portfolio      Grade Portfolio    Term Portfolio
Investment Income    Interest and discount earned                              $393,314,590       $ 72,190,599       $25,026,588
(Note 1d):           Dividends                                                    3,743,363                 --                --
                     Loaned securities                                                   --            170,706           135,007
                     Other                                                        3,607,693            382,572           140,024
                                                                               ------------       ------------       -----------
                     Total income                                               400,665,646         72,743,877        25,301,619
                                                                               ------------       ------------       -----------


Expenses:            Account maintenance and distribution fees--Class B
                     (Note 2)                                                    19,752,109          3,862,733           751,159
                     Investment advisory fees (Note 2)                           14,910,211          3,378,301         1,194,362
                     Transfer agent fees--Class B (Note 2)                        2,851,365            927,076           240,605
                     Transfer agent fees--Class A (Note 2)                          800,739            628,878           241,585
                     Registration fees (Note 1e)                                    557,957            134,105           112,919
                     Printing and shareholder reports                               492,456            123,671            37,528
                     Account maintenance and distribution fees--Class C
                     (Note 2)                                                       392,368             58,465             4,675
                     Accounting services (Note 2)                                   215,484            118,390            49,765
                     Custodian fees                                                 138,725             57,818            32,518
                     Professional fees                                              102,151             30,683            19,128
                     Account maintenance fees--Class D (Note 2)                     105,669             26,207             5,229
                     Transfer agent fees--Class C (Note 2)                           56,316             13,365             1,812
                     Transfer agent fees--Class D (Note 2)                           40,291             16,710             7,934
                     Directors' fees and expenses                                    34,846              9,198             3,877
                     Pricing fees (Note 2)                                           16,336              9,158             4,530
                     Other                                                           67,144             16,233             8,996
                                                                               ------------       ------------       -----------
                     Total expenses                                              40,534,167          9,410,991         2,716,622
                     Fees paid indirectly                                           (25,008)            (9,814)             (757)
                                                                               ------------       ------------       -----------
                     Net expenses                                                40,509,159          9,401,177         2,715,865
                                                                               ------------       ------------       -----------
                     Investment income--net                                     360,156,487         63,342,700        22,585,754
                                                                               ------------       ------------       -----------


Realized &           Realized loss on investments--net                          (21,583,485)        (6,680,118)       (5,362,923)
Unrealized Gain      Change in unrealized appreciation/depreciation on
(Loss) on            investments--net                                           103,640,401         69,854,981        22,789,142
Investments--Net                                                               ------------       ------------       -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from
                     Operations                                                $442,213,403       $126,517,563       $40,011,973
                                                                               ============       ============       ===========



                     See Notes to Financial Statements.

Statements of Changes in Net Assets                                                                        High Income Portfolio
                                                                                                For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                                    1995             1994
Operations:          Investment income--net                                                     $  360,156,487    $  271,518,055
                     Realized gain (loss) on investments--net                                      (21,583,485)       13,337,857
                     Change in unrealized appreciation/depreciation on investments--net            103,640,401      (218,088,489)
                                                                                                --------------    --------------
                     Net increase in net assets resulting from operations                          442,213,403        66,767,423
                                                                                                --------------    --------------


Dividends to         Investment income--net:
Shareholders           Class A                                                                     (92,450,302)      (84,737,805)
(Note 1f):             Class B                                                                    (259,162,896)     (186,780,250)
                       Class C                                                                      (4,442,179)               --
                       Class D                                                                      (4,101,110)               --
                                                                                                --------------    --------------
                     Net decrease in net assets resulting from dividends to shareholders          (360,156,487)     (271,518,055)
                                                                                                --------------    --------------


Capital Share        Net increase in net assets derived from capital share transactions          1,054,930,541       718,487,003
Transactions                                                                                    --------------    --------------
(Note 4):

Net Assets:          Total increase in net assets                                                1,136,987,457       513,736,371
                     Beginning of year                                                           3,223,795,171     2,710,058,800
                                                                                                --------------    --------------
                     End of year*                                                               $4,360,782,628    $3,223,795,171
                                                                                                ==============    ==============

                    *Undistributed investment income--net (Note 1g)                             $    2,875,853                --
                                                                                                ==============    ==============

                     See Notes to Financial Statements.


Statements of Changes in Net Assets (continued)                                                       Investment Grade Portfolio
                                                                                                For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                                    1995             1994
Operations:          Investment income--net                                                     $   63,342,700    $   55,789,198
                     Realized loss on investments--net                                              (6,680,118)      (27,366,985)
                     Change in unrealized appreciation/depreciation on investments--net             69,854,981       (89,071,174)
                                                                                                --------------    --------------
                     Net increase (decrease) in net assets resulting from operations               126,517,563       (60,648,961)
                                                                                                --------------    --------------


Dividends &          Investment income--net:
Distributions to       Class A                                                                     (28,557,399)      (25,781,848)
Shareholders           Class B                                                                     (33,602,341)      (30,007,350)
(Note 1f):             Class C                                                                        (458,421)               --
                       Class D                                                                        (724,539)               --
                     Realized gain on investments--net:
                       Class A                                                                              --        (3,174,664)
                       Class B                                                                              --        (4,207,122)
                     In excess of realized gain on investments--net:
                       Class A                                                                              --       (14,194,438)
                       Class B                                                                              --       (18,810,727)
                                                                                                --------------    --------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders                                                 (63,342,700)      (96,176,149)
                                                                                                --------------    --------------



Capital Share        Net increase in net assets derived from capital share transactions            241,816,022        83,643,841
Transactions                                                                                    --------------    --------------
(Note 4):


Net Assets:          Total increase (decrease) in net assets                                       304,990,885       (73,181,269)
                     Beginning of year                                                             849,845,257       923,026,526
                                                                                                --------------    --------------
                     End of year                                                                $1,154,836,142    $  849,845,257
                                                                                                ==============    ==============


                     See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)                                                      Intermediate Term Portfolio
                                                                                                For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                                    1995             1994
Operations:          Investment income--net                                                     $   22,585,754    $   20,758,590
                     Realized loss on investments--net                                              (5,362,923)       (8,401,311)
                     Change in unrealized appreciation/depreciation on investments--net             22,789,142       (27,976,092)
                                                                                                --------------    --------------
                     Net increase (decrease) in net assets resulting from operations                40,011,973       (15,618,813)
                                                                                                --------------    --------------


Dividends &          Investment income--net:
Distributions to       Class A                                                                     (12,207,578)      (11,981,544)
Shareholders           Class B                                                                      (9,963,391)       (8,777,046)
(Note 1f):             Class C                                                                         (58,841)               --
                       Class D                                                                        (355,944)               --
                     In excess of realized gain on investments:
                       Class A                                                                              --        (4,476,067)
                       Class B                                                                              --        (3,477,851)
                                                                                                --------------    --------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders                                                 (22,585,754)      (28,712,508)
                                                                                                --------------    --------------


Capital Share        Net increase in net assets derived from capital share transactions            124,155,845        28,138,074
Transactions                                                                                    --------------    --------------
(Note 4):


Net Assets:          Total increase (decrease) in net assets                                       141,582,064       (16,193,247)
                     Beginning of year                                                             311,433,458       327,626,705
                                                                                                --------------    --------------
                     End of year                                                                $  453,015,522    $  311,433,458
                                                                                                ==============    ==============



Financial Highlights                                                                                       High Income Portfolio

The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1995          1994          1993          1992          1991
Per Share Operating  Net asset value, beginning of year         $   7.66      $   8.13      $   7.84      $   7.02      $   6.39
Performance:                                                    --------      --------      --------      --------      --------
                     Investment income--net                          .81           .75           .79           .87           .92
                     Realized and unrealized gain (loss) on
                     investments--net                                .14          (.47)          .29           .82           .63
                                                                --------      --------      --------      --------      --------
                     Total from investment operations                .95           .28          1.08          1.69          1.55
                                                                --------      --------      --------      --------      --------
                     Less dividends from investment income--net     (.81)         (.75)         (.79)         (.87)         (.92)
                                                                --------      --------      --------      --------      --------
                     Net asset value, end of year               $   7.80      $   7.66      $   8.13      $   7.84      $   7.02
                                                                ========      ========      ========      ========      ========


Total Investment     Based on net asset value per share           13.26%         3.42%        14.35%        25.22%        26.46%
Return:*                                                        ========      ========      ========      ========      ========


Ratios to Average    Expenses                                       .55%          .53%          .55%          .59%          .66%
Net Assets:                                                     ========      ========      ========      ========      ========
                     Investment income--net                       10.70%         9.27%         9.78%        11.44%        14.13%
                                                                ========      ========      ========      ========      ========


Supplemental         Net assets, end of year (in thousands)     $902,321      $876,573      $886,784      $683,801      $522,703
Data:                                                           ========      ========      ========      ========      ========
                     Portfolio turnover                           24.58%        32.52%        34.85%        40.52%        39.95%
                                                                ========      ========      ========      ========      ========


                    *Total investment returns exclude the effect of sales loads.


                     See Notes to Financial Statements.

Financial Highlights (continued)                                                                           High Income Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                         Class B
                                                                                   For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1995          1994          1993          1992          1991
Per Share Operating  Net asset value, beginning of year       $     7.66    $     8.13    $     7.85      $   7.02      $   6.40
Performance:                                                  ----------    ----------    ----------      --------      --------
                     Investment income--net                          .75           .69           .72           .81           .87
                     Realized and unrealized gain (loss) on
                     investments--net                                .14          (.47)          .28           .83           .62
                                                              ----------    ----------    ----------      --------      --------
                     Total from investment operations                .89           .22          1.00          1.64          1.49
                                                              ----------    ----------    ----------      --------      --------
                     Less dividends from investment
                     income--net                                    (.75)         (.69)         (.72)         (.81)         (.87)
                                                              ----------    ----------    ----------      --------      --------
                     Net asset value, end of year             $     7.80    $     7.66    $     8.13      $   7.85      $   7.02
                                                              ==========    ==========    ==========      ========      ========


Total Investment     Based on net asset value per share           12.42%         2.66%        13.35%        24.44%        25.32%
Return:**                                                     ==========    ==========    ==========      ========      ========


Ratios to Average    Expenses, excluding account
Net Assets:          maintenance and distribution fees              .57%          .54%          .56%          .60%          .67%
                                                              ==========    ==========    ==========      ========      ========
                     Expenses                                      1.32%         1.29%         1.31%         1.35%         1.42%
                                                              ==========    ==========    ==========      ========      ========
                     Investment income--net                        9.81%         8.53%         8.94%        10.42%        13.24%
                                                              ==========    ==========    ==========      ========      ========


Supplemental         Net assets, end of year (in thousands)   $3,220,767    $2,347,223    $1,823,275      $847,354      $264,486
Data:                                                         ==========    ==========    ==========      ========      ========
                     Portfolio turnover                           24.58%        32.52%        34.85%        40.52%        39.95%
                                                              ==========    ==========    ==========      ========      ========



The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                   October 21, 1994++ to
                                                                                                           September 30, 1995
Increase (Decrease) in Net Asset Value:                                                                   Class C       Class D
Per Share Operating  Net asset value, beginning of period                                                 $   7.59      $   7.59
Performance:                                                                                              --------      --------
                     Investment income--net                                                                    .71           .75
                     Realized and unrealized gain on investments--net                                          .22           .21
                                                                                                          --------      --------
                     Total from investment operations                                                          .93           .96
                                                                                                          --------      --------
                     Less dividends from investment income--net                                               (.71)         (.75)
                                                                                                          --------      --------
                     Net asset value, end of period                                                       $   7.81      $   7.80
                                                                                                          ========      ========


Total Investment     Based on net asset value per share                                                     12.93%+++     13.37%+++
Return:**                                                                                                 ========      ========


Ratios to Average    Expenses, excluding account maintenance and distribution fees                            .58%*         .56%*
Net Assets:                                                                                               ========      ========
                     Expenses                                                                                1.38%*         .81%*
                                                                                                          ========      ========
                     Investment income--net                                                                  9.06%*        9.70%*
                                                                                                          ========      ========


Supplemental         Net assets, end of period (in thousands)                                             $135,019      $102,676
Data:                                                                                                     ========      ========
                     Portfolio turnover                                                                     24.58%        24.58%
                                                                                                          ========      ========

                   ++Commencement of Operations.
                    *Annualized.
                   **Total investment returns exclude the effect of sales loads.
                  +++Aggregate total investment return.


                     See Notes to Financial Statements.

Financial Highlights (continued)                                                                      Investment Grade Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1995          1994          1993          1992          1991
Per Share Operating  Net asset value, beginning of year         $  10.77      $  12.81      $  12.30      $  11.59      $  10.83
Performance:                                                    --------      --------      --------      --------      --------
                     Investment income--net                          .80           .75           .81           .88           .92
                     Realized and unrealized gain (loss) on
                     investments--net                                .74         (1.49)          .67           .71           .76
                                                                --------      --------      --------      --------      --------
                     Total from investment operations               1.54          (.74)         1.48          1.59          1.68
                                                                --------      --------      --------      --------      --------
                     Less dividends and distributions:
                       Investment income--net                       (.80)         (.75)         (.81)         (.88)         (.92)
                       Realized gain on investments--net              --          (.10)         (.16)           --            --
                       In excess of realized gain on
                       investments--net                               --          (.45)           --            --            --
                                                                --------      --------      --------      --------      --------
                     Total dividends and distributions              (.80)        (1.30)         (.97)         (.88)         (.92)
                                                                --------      --------      --------      --------      --------
                     Net asset value, end of year               $  11.51      $  10.77      $  12.81      $  12.30      $  11.59
                                                                ========      ========      ========      ========      ========


Total Investment     Based on net asset value per share           14.92%        (6.03%)       12.76%        14.30%        16.18%
Return:*                                                        ========      ========      ========      ========      ========


Ratios to Average    Expenses                                       .58%          .53%          .56%          .58%          .61%
Net Assets:                                                     ========      ========      ========      ========      ========
                     Investment income--net                        7.30%         6.61%         6.94%         7.43%         8.26%
                                                                ========      ========      ========      ========      ========


Supplemental         Net assets, end of year (in thousands)     $472,388      $366,792      $407,625      $362,139      $324,818
Data:                                                           ========      ========      ========      ========      ========
                     Portfolio turnover                          108.07%       159.05%       121.34%        65.43%       126.32%
                                                                ========      ========      ========      ========      ========

                    *Total investment returns exclude the effect of sales loads.



                     See Notes to Financial Statements.

Financial Highlights (continued)                                                                      Investment Grade Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class B
                                                                                For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1995          1994          1993          1992          1991
Per Share Operating  Net asset value, beginning of year         $  10.77      $  12.81      $  12.30      $  11.59      $  10.83
Performance:                                                    --------      --------      --------      --------      --------
                     Investment income--net                          .72           .66           .72           .79           .84
                     Realized and unrealized gain (loss) on
                     investments--net                                .74         (1.49)          .67           .71           .76
                                                                --------      --------      --------      --------      --------
                     Total from investment operations               1.46          (.83)         1.39          1.50          1.60
                                                                --------      --------      --------      --------      --------
                     Less dividends and distributions:
                       Investment income--net                       (.72)         (.66)         (.72)         (.79)         (.84)
                       Realized gain on investments--net              --          (.10)         (.16)           --            --
                       In excess of realized gain on
                       investments--net                               --          (.45)           --            --            --
                                                                --------      --------      --------      --------      --------
                     Total dividends and distributions              (.72)        (1.21)         (.88)         (.79)         (.84)
                                                                --------      --------      --------      --------      --------
                     Net asset value, end of year               $  11.51      $  10.77      $  12.81      $  12.30      $  11.59
                                                                ========      ========      ========      ========      ========


Total Investment     Based on net asset value per share           14.05%        (6.73%)       11.91%        13.44%        15.30%
Return:**                                                       ========      ========      ========      ========      ========


Ratios to Average    Expenses, excluding account maintenance
Net Assets:          and distribution fees                          .60%          .54%          .54%          .59%          .62%
                                                                ========      ========      ========      ========      ========
                     Expenses                                      1.35%         1.29%         1.29%         1.34%         1.37%
                                                                ========      ========      ========      ========      ========
                     Investment income--net                        6.52%         5.85%         5.80%         6.65%         7.50%
                                                                ========      ========      ========      ========      ========


Supplemental         Net assets, end of year (in thousands)     $631,517      $483,053      $515,402      $325,706      $198,504
Data:                                                           ========      ========      ========      ========      ========
                     Portfolio turnover                          108.07%       159.05%       121.34%        65.43%       126.32%
                                                                ========      ========      ========      ========      ========

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                     October 21, 1994++
                                                                                                          to September 30, 1995
Increase (Decrease) in Net Asset Value:                                                                   Class C       Class D
Per Share Operating  Net asset value, beginning of period                                                 $  10.67      $  10.67
Performance:                                                                                              --------      --------
                     Investment income--net                                                                    .67           .73
                     Realized and unrealized gain on investments--net                                          .84           .84
                                                                                                          --------      --------
                     Total from investment operations                                                         1.51          1.57
                                                                                                          --------      --------
                     Less dividends from investment income--net                                               (.67)         (.73)
                                                                                                          --------      --------
                     Net asset value, end of period                                                       $  11.51      $  11.51
                                                                                                          ========      ========


Total Investment     Based on net asset value per share                                                     14.61%+++     15.21%+++
Return:**                                                                                                 ========      ========


Ratios to Average    Expenses, excluding account maintenance and distribution fees                            .60%*         .58%*
Net Assets:                                                                                               ========      ========
                     Expenses                                                                                1.40%*         .83%*
                                                                                                          ========      ========
                     Investment income--net                                                                  6.27%*        6.91%*
                                                                                                          ========      ========


Supplemental         Net assets, end of period (in thousands)                                              $25,778       $25,153
Data:                                                                                                     ========      ========
                     Portfolio turnover                                                                    108.07%       108.07%
                                                                                                          ========      ========

                   ++Commencement of Operations.
                    *Annualized.
                   **Total investment returns exclude the effect of sales loads.
                  +++Aggregate total investment return.




                     See Notes to Financial Statements.

Financial Highlights (continued)                                                                      Intermediate Term Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class A
                                                                               For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1995          1994          1993          1992          1991
Per Share Operating  Net asset value, beginning of year         $  10.90      $  12.44      $  12.03      $  11.41      $  10.88
Performance:                                                    --------      --------      --------      --------      --------
                     Investment income--net                          .79           .75           .76           .88           .93
                     Realized and unrealized gain (loss) on
                     investments--net                                .60         (1.26)          .55           .62           .53
                                                                --------      --------      --------      --------      --------
                     Total from investment operations               1.39          (.51)         1.31          1.50          1.46
                                                                --------      --------      --------      --------      --------
                     Less dividends and distributions:
                       Investment income--net                       (.79)         (.75)         (.76)         (.88)         (.93)
                       Realized gain on investments--net              --            --          (.14)           --            --
                       In excess of realized gain on
                         investments--net                             --          (.28)           --            --            --
                                                                --------      --------      --------      --------      --------
                     Total dividends and distributions              (.79)        (1.03)         (.90)         (.88)         (.93)
                                                                --------      --------      --------      --------      --------
                     Net asset value, end of year               $  11.50      $  10.90      $  12.44      $  12.03      $  11.41
                                                                ========      ========      ========      ========      ========


Total Investment     Based on net asset value per share           13.32%        (4.25%)       11.39%        13.71%        13.97%
Return:*                                                        ========      ========      ========      ========      ========


Ratios to Average    Expenses                                       .59%          .53%          .58%          .62%          .67%
Net Assets:                                                     ========      ========      ========      ========      ========
                     Investment income--net                        7.14%         6.48%         6.42%         7.54%         8.35%
                                                                ========      ========      ========      ========      ========


Supplemental         Net assets, end of year (in thousands)     $217,714      $170,222      $193,505      $154,333      $103,170
Data:                                                           ========      ========      ========      ========      ========
                     Portfolio turnover                          142.84%       155.42%       180.52%        95.33%       132.56%
                                                                ========      ========      ========      ========      ========

                    *Total investment returns exclude the effect of sales loads.



                     See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)                                                                      Intermediate Term Portfolio
                                                                             Class B                    Class C        Class D
                                                                                          For the       For the        For the
                                                                                          Period        Period         Period
The following per share data and ratios have been derived                                 Nov. 13,      Oct. 21,       Oct. 21,
from information provided in the financial statements.             For the Year Ended     1992++ to     1994++ to      1994++ to
                                                                     September 30,        Sept. 30,     Sept. 30,      Sept. 30,
Increase (Decrease) in Net Asset Value:                            1995         1994        1993          1995           1995
Per Share Operating  Net asset value, beginning of period       $  10.90      $  12.44      $  11.68      $  10.81      $  10.81
Performance:                                                    --------      --------      --------      --------      --------
                     Investment income--net                          .74           .69           .61           .70           .74
                     Realized and unrealized gain (loss) on
                     investments--net                                .60         (1.26)          .90           .69           .69
                                                                --------      --------      --------      --------      --------
                     Total from investment operations               1.34          (.57)         1.51          1.39          1.43
                                                                --------      --------      --------      --------      --------
                     Less dividends and distributions:
                       Investment income--net                       (.74)         (.69)         (.61)         (.70)         (.74)
                       Realized gain on investments--net              --            --          (.14)           --            --
                       In excess of realized gain on
                       investments--net                               --          (.28)           --            --            --
                                                                --------      --------      --------      --------      --------
                     Total dividends and distributions              (.74)         (.97)         (.75)         (.70)         (.74)
                                                                --------      --------      --------      --------      --------
                     Net asset value, end of period             $  11.50      $  10.90      $  12.44      $  11.50      $  11.50
                                                                ========      ========      ========      ========      ========


Total Investment     Based on net asset value per share           12.74%        (4.72%)       13.30%+++     13.26%+++     13.65%+++
Return:**                                                       ========      ========      ========      ========      ========


Ratios to Average    Expenses, excluding account maintenance
Net Assets:          and distribution fees                          .61%          .54%          .57%*         .64%*         .60%*
                                                                ========      ========      ========      ========      ========
                     Expenses                                      1.11%         1.04%         1.07%*        1.14%*         .70%*
                                                                ========      ========      ========      ========      ========
                     Investment income--net                        6.61%         5.98%         5.61%*        6.24%*        6.81%*
                                                                ========      ========      ========      ========      ========


Supplemental         Net assets, end of period (in thousands)   $212,146      $141,212     $134,122       $  6,806      $ 16,349
Data:                                                           ========      ========      ========      ========      ========
                     Portfolio turnover                          142.84%       155.42%      180.52%        142.84%       142.84%
                                                                ========      ========      ========      ========      ========

                   ++Commencement of Operations.
                    *Annualized.
                   **Total investment returns exclude the effect of sales loads.
                  +++Aggregate total investment return.



                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management invest-ment company consisting of three separate portfolios:
the High Income Portfolio, the Investment Grade Port-folio and the Intermediate Term Portfolio. The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Inter-est rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pric-ing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse move-ments in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended pur-chase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the con-tract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the con-tract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exer-cise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund real-izes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the pre-mium paid or received).

Written and purchased options are non-income produc-ing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required.

(d) Security transactions and investment income--
Security transactions are recorded on the dates the transactions are entered into (the trade dates). Divi-dend income is recorded on the ex-dividend dates.
Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly.
Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treat-ments for futures transactions and post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income.
Accordingly, current year's permanent book/tax differences of $2,875,853 on the High Income Portfolio have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory
Agreement with Fund Asset Management, L.P. ("FAM").
The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with
Merrill Lynch Funds Distributor, Inc. ("MLFD" of
"Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

FAM is responsible for the management of the Fund's
Portfolios and provides the necessary personnel, facili-ties, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


Aggregate of Average                       Rate of Advisory Fee
Daily Net Assets of               High      Investment    Intermediate
the Three Combined               Income        Grade          Term
Portfolios                      Portfolio    Portfolio      Portfolio

Not exceeding $250 million        0.55%        0.50%          0.50%
In excess of $250 million but
not more than $500 million        0.50         0.45           0.45
In excess of $500 million but
not more than $750 million        0.45         0.40           0.40
In excess of $750 million         0.40         0.35           0.35


The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses
(excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed
2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution
Plan") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of
1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                     Account Maintenance Fees       Distribution Fees
                  Class B    Class C    Class D     Class B    Class C

High Income
Portfolio          0.25%      0.25%      0.25%       0.50%      0.55%
Investment Grade
Portfolio          0.25%      0.25%      0.25%       0.50%      0.55%
Intermediate Term
Portfolio          0.25%      0.25%      0.10%       0.25%      0.25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account main-tenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account main-tenance services to Class B, Class C and Class D share-holders. The Distributor voluntarily did not collect any Class C distribution fees until January 10, 1995 for the Intermediate Term Portfolio. The ongoing distribution fee compensates the Distributor and MLPF&S for pro-viding shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D
Shares as follows:


                           MLFD                   MLPF&S
Portfolio           Class A     Class D     Class A     Class D

High Income        $ 52,365  $  109,429    $541,146   $1,132,951
Investment Grade      7,682      14,085      79,597      148,959
Intermediate Term       785       2,252      14,413       26,024


For the year ended September 30, 1995, MLPF&S re-ceived contingent deferred sales charges of $6,415,911 relating to transactions in Class B Shares, amounting to $5,011,339, $1,112,592, and $291,880 in the High Income,
Investment Grade, and Intermediate Term Portfolios, respectively, and $52,562 relating to transactions in

Class C Shares, amounting to $43,196, $8,956 and
$410 in the High Income, Investment Grade, and
Intermediate Term Portfolios, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $17,826 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1995, were as follows:


                      High        Investment     Intermediate
                     Income         Grade            Term
                    Portfolio      Portfolio       Portfolio

Purchases       $1,639,815,538  $1,112,459,005   $540,453,284
                ==============  ==============   ============
Sales           $  808,534,177  $  939,157,923   $445,577,524
                ==============  ==============   ============


Net realized and unrealized gains (losses) as of September 30, 1995 were as follows:


                                Realized          Unrealized
High Income Portfolio        Gains (Losses)         Losses

Long-term investments       $(21,583,848)        $(48,739,157)
Short-term investments               363                   --
                            ------------         ------------
Total                       $(21,583,485)        $(48,739,157)
                            ============         ============


                               Realized           Unrealized
Investment Grade Portfolio      Losses              Gains

Long-term investments       $ (6,680,118)        $ 33,280,213
                            ------------         ------------
Total                       $ (6,680,118)        $ 33,280,213
                            ============         ============


                               Realized           Unrealized
Intermediate Term Portfolio     Losses              Gains

Long-term investments       $ (5,362,921)        $  8,401,585
Short-term investments                (2)                  --
                            ------------         ------------
Total                       $ (5,362,923)        $  8,401,585
                            ============         ============


As of September 30, 1995, net unrealized appreciation
(depreciation) for Federal income tax purposes was as follows:

                      High        Investment    Intermediate
                     Income         Grade           Term
                    Portfolio      Portfolio      Portfolio

Gross unrealized
appreciation     $ 147,422,143     $38,363,701    $10,911,673

Gross unrealized
depreciation      (203,039,359)     (5,517,377)    (2,711,700)
                 -------------     -----------    -----------
Net unrealized
appreciation
(depreciation)   $ (55,617,216)    $32,846,324    $ 8,199,973
                 =============     ===========    ===========


The aggregate cost of investments at September 30, 1995 for Federal income tax purposes was $4,407,917,261 for the High Income Portfolio, $1,117,790,816 for the Investment Grade Portfolio, and $426,946,916 for the
Intermediate Term Portfolio.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the year ended September 30, 1995, was $1,054,930,541 for the High Income Portfolio,
$241,816,022 for the Investment Grade Portfolio and
$124,155,845 for the Intermediate Term Portfolio. Net increase in net assets derived from capital share trans-actions for the year ended September 30, 1994 was $718,487,003 for the High Income Portfolio, $83,643,841 for the Investment Grade Portfolio and $28,138,074 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:

High Income Portfolio

Class A Shares for the
Year Ended                                               Dollar
September 30, 1995                        Shares         Amount

Shares sold                              17,000,487   $  129,792,483
Shares issued to shareholders in
reinvestment of dividends                 6,278,026       47,543,088
                                     --------------   --------------
Total issued                             23,278,513      177,335,571
Shares redeemed                         (22,086,202)    (167,868,415)
                                     --------------   --------------
Net increase                              1,192,311   $    9,467,156
                                     ==============   ==============


High Income Portfolio

Class A Shares for the
Year Ended                                               Dollar
September 30, 1994                        Shares         Amount

Shares sold                              24,265,055   $  196,408,023
Shares issued to shareholders in
reinvestment of dividends                 5,410,880       43,484,905
                                     --------------   --------------
Total issued                             29,675,935      239,892,928
Shares redeemed                         (24,265,005)    (195,021,899)
                                     --------------   --------------
Net increase                              5,410,930   $   44,871,029
                                     ==============   ==============

High Income Portfolio

Class B Shares for the Year                              Dollar
Ended September 30, 1995                  Shares         Amount

Shares sold                             159,617,311   $1,217,867,803
Shares issued to shareholders in
reinvestment of dividends                15,892,010      120,624,151
                                     --------------   --------------
Total issued                            175,509,321    1,338,491,954
Automatic conversion of shares             (128,848)        (985,692)
Shares redeemed                         (69,059,662)    (524,845,954)
                                     --------------   --------------
Net increase                            106,320,811   $  812,660,308
                                     ==============   ==============


High Income Portfolio

Class B Shares for the Year                              Dollar
Ended September 30, 1994                  Shares         Amount

Shares sold                             139,760,948   $1,132,873,066
Shares issued to shareholders in
reinvestment of dividends                10,902,859       87,436,254
                                     --------------   --------------
Total issued                            150,663,807    1,220,309,320
Shares redeemed                         (68,376,686)    (546,693,346)
                                     --------------   --------------
Net increase                             82,287,121   $  673,615,974
                                     ==============   ==============


High Income Portfolio

Class C Shares for the Period
October 21, 1994++ to                                    Dollar
September 30, 1995                        Shares         Amount

Shares sold                              19,648,421   $  150,754,337
Shares issued to shareholders in
reinvestment of dividends                   304,333        2,351,332
                                     --------------   --------------
Total issued                             19,952,754      153,105,669
Shares redeemed                          (2,657,002)     (20,513,998)
                                     --------------   --------------
Net increase                             17,295,752   $  132,591,671
                                     ==============   ==============

[FN]
++Commencement of Operations.


High Income Portfolio

Class D Shares for the Period
October 21, 1994++ to                                    Dollar
September 30, 1995                        Shares         Amount

Shares sold                              21,574,941   $  165,091,505
Automatic conversion of shares              128,848          985,692
Shares issued to shareholders in
reinvestment of dividends                   257,744        1,984,388
                                     --------------   --------------
Total issued                             21,961,533      168,061,585
Shares redeemed                          (8,803,802)     (67,850,179)
                                     --------------   --------------
Net increase                             13,157,731   $  100,211,406
                                     ==============   ==============

[FN]
++Commencement of Operations.



Investment Grade Portfolio

Class A Shares for the
Year Ended                                               Dollar
September 30, 1995                        Shares         Amount

Shares sold                              14,319,272   $  159,951,974
Shares issued to shareholders in
reinvestment of dividends                 1,399,551       15,395,612
                                     --------------   --------------
Total issued                             15,718,823      175,347,586
Shares redeemed                          (8,729,534)     (96,092,634)
                                     --------------   --------------
Net increase                              6,989,289   $   79,254,952
                                     ==============   ==============



Investment Grade Portfolio

Class A Shares for the Year                              Dollar
Ended September 30, 1994                  Shares         Amount

Shares sold                               8,030,423   $   93,135,987
Shares issued to shareholders in
reinvestment of dividends
& distributions                           2,562,146       29,991,889
                                     --------------   --------------
Total issued                             10,592,569      123,127,876
Shares redeemed                          (8,336,799)     (96,592,992)
                                     --------------   --------------
Net increase                              2,255,770   $   26,534,884
                                     ==============   ==============


Investment Grade Portfolio

Class B Shares for the Year                              Dollar
Ended September 30, 1995                  Shares         Amount

Shares sold                              23,189,348   $  258,078,382
Shares issued to shareholders in
reinvestment of dividends                 1,854,252       20,437,623
                                     --------------   --------------
Total issued                             25,043,600      278,516,005
Automatic conversion of shares              (35,738)        (395,466)
Shares redeemed                         (14,986,713)    (164,956,465)
                                     --------------   --------------
Net increase                             10,021,149   $  113,164,074
                                     ==============   ==============


Investment Grade Portfolio
Class B Shares for the Year                              Dollar
Ended September 30, 1994                  Shares         Amount

Shares sold                              15,835,177   $  185,447,332
Shares issued to shareholders in
reinvestment of dividends
& distributions                           2,940,143       34,360,112
                                     --------------   --------------
Total issued                             18,775,320      219,807,444
Shares redeemed                         (14,132,989)    (162,698,487)
                                     --------------   --------------
Net increase                              4,642,331   $   57,108,957
                                     ==============   ==============


Investment Grade Portfolio

Class C Shares for the Period
October 21, 1994++ to                                    Dollar
September 30, 1995                        Shares         Amount

Shares sold                               2,612,510   $   29,346,737
Shares issued to shareholders in
reinvestment of dividends                    25,192          284,361
                                     --------------   --------------
Total issued                              2,637,702       29,631,098
Shares redeemed                            (398,122)      (4,456,879)
                                     --------------   --------------
Net increase                              2,239,580   $   25,174,219
                                     ==============   ==============

[FN]
++Commencement of Operations.


Investment Grade Portfolio

Class D Shares for the Period
October 21, 1994++ to                                    Dollar
September 30, 1995                        Shares         Amount

Shares sold                               2,756,661   $   30,609,293
Automatic conversion of shares               35,721          395,466
Shares issued to shareholders in
reinvestment of dividends                    45,859          515,048
                                     --------------   --------------
Total issued                              2,838,241       31,519,807
Shares redeemed                            (653,515)      (7,297,030)
                                     --------------   --------------
Net increase                              2,184,726   $   24,222,777
                                     ==============   ==============

[FN]
++Commencement of Operations.


NOTES TO FINANCIAL STATEMENTS (concluded)

Intermediate Term Portfolio

Class A Shares for the
Year Ended                                Dollar
September 30, 1995                        Shares         Amount

Shares sold                               6,450,433   $   73,291,315
Shares issued to shareholders in
reinvestment of dividends                   649,107        7,173,693
                                     --------------   --------------
Total issued                              7,099,540       80,465,008
Shares redeemed                          (3,794,801)     (41,909,273)
                                     --------------   --------------
Net increase                              3,304,739   $   38,555,735
                                     ==============   ==============


Intermediate Term Portfolio

Class A Shares for the
Year Ended                                               Dollar
September 30, 1994                        Shares         Amount

Shares sold                               3,674,523   $   43,208,064
Shares issued to shareholders in
reinvestment of dividends
& distributions                             932,160       10,823,344
                                     --------------   --------------
Total issued                              4,606,683       54,031,408
Shares redeemed                          (4,535,150)     (52,574,546)
                                     --------------   --------------
Net increase                                 71,533   $    1,456,862
                                     ==============   ==============


Intermediate Term Portfolio

Class B Shares for the
Year Ended                                               Dollar
September 30, 1995                        Shares         Amount

Shares sold                              10,542,654   $  118,768,676
Shares issued to shareholders in
reinvestment of dividends                   517,191        5,742,084
                                     --------------   --------------
Total issued                             11,059,845      124,510,760
Automatic conversion of shares                 (832)         (17,252)
Shares redeemed                          (5,575,382)     (61,692,334)
                                     --------------   --------------
Net increase                              5,483,631   $   62,801,174
                                     ==============   ==============


Intermediate Term Portfolio

Class B Shares for the
Year Ended                                               Dollar
September 30, 1994                        Shares         Amount

Shares sold                               6,504,586   $   75,947,813
Shares issued to shareholders in
reinvestment of dividends
& distributions                             605,926        7,028,720
                                     --------------   --------------
Total issued                              7,110,512       82,976,533
Shares redeemed                          (4,928,956)     (56,295,321)
                                     --------------   --------------
Net increase                              2,181,556   $   26,681,212
                                     ==============   ==============


Intermediate Term Portfolio

Class C Shares for the Period
October 21, 1994++ to                                      Dollar
September 30, 1995                          Shares         Amount

Shares sold                                 663,716   $    7,580,309
Shares issued to shareholders in
reinvestment of dividends                     2,521           28,709
                                     --------------   --------------
Total issued                                666,237        7,609,018
Shares redeemed                             (74,509)        (852,210)
                                     --------------   --------------
Net increase                                591,728   $    6,756,808
                                     ==============   ==============

[FN]
++Commencement of Operations.


Intermediate Term Portfolio

Class D Shares for the Period
October 21, 1994++ to                                      Dollar
September 30, 1995                          Shares         Amount

Shares sold                               1,674,458   $   18,850,195
Automatic conversion of shares                  832           17,252
Shares issued to shareholders in
reinvestment of dividends                    15,083          170,456
                                     --------------   --------------
Total issued                              1,690,373       19,037,903
Shares redeemed                            (269,024)      (2,995,775)
                                     --------------   --------------
Net increase                              1,421,349   $   16,042,128
                                     ==============   ==============

[FN]
++Commencement of Operations.


5. Loaned Securities:
At September 30, 1995, the Investment Grade Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $38,200,000 as collateral for Portfolio securities loaned, having a market value of approximately $37,162,000. The Intermediate Term
Portfolio held US Treasury Bonds/Notes having an aggre-gate value of approximately $28,500,000 as collateral for Portfolio securities loaned, having a market value of approximately $27,501,000.

6. Capital Loss Carryforward:
At September 30, 1995, the Fund had a capital loss carryforward of approximately $11,795,000 in the High
Income Portfolio, all of which expires in 1999;
approximately $35,299,000 in the Investment Grade Portfolio, all of which expires in 2003; and approximately $12,447,000 in the Intermediate Term Portfolio, all of which expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objectives and Policies........................................   2
 Transactions in Futures and Options Thereon..............................   2
 Options on Debt Securities...............................................   3
 Risk Factors in Transactions in Futures and Options Thereon..............   4
Investment Restrictions...................................................   6
Management of the Fund....................................................  10
 Directors and Officers...................................................  10
 Investment Advisory Arrangements.........................................  12
 Duration and Termination.................................................  14
 Transfer Agency Services Arrangements....................................  15
Determination of Net Asset Value..........................................  15
Portfolio Transactions....................................................  16
 Portfolio Turnover.......................................................  17
Purchase of Shares........................................................  18
 Alternative Sales Arrangements...........................................  18
 Initial Sales Charge Alternative--Class A and
  Class D Shares..........................................................  18
 Reduced Initial Sales Charges--Class A and
  Class D Shares..........................................................  19
 Distribution Plan........................................................  23
Redemption of Shares......................................................  24
 Repurchase...............................................................  24
 Reinstatement Privilege..................................................  25
 Deferred Sales Charge--Class B and Class C Shares........................  25
Dividends, Distributions and Taxes........................................  26
 Dividends and Distributions..............................................  26
 Federal Income Taxes.....................................................  26
 Tax Treatment of Transactions in Options on Debt Securities, Futures
  Contracts and Options Thereon...........................................  28
Shareholder Services......................................................  29
 Investment Account.......................................................  29
 Automatic Investment Plans...............................................  29
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  30
 Systematic Withdrawal Plans..............................................  30
Retirement Plans..........................................................  31
Exchange Privilege........................................................  32
Performance Data..........................................................  45
Additional Information....................................................  49
 Organization of the Fund.................................................  49
 Computation of Offering Price Per Share..................................  49
 Appendix.................................................................  51
 Interest Rate Futures, Options Thereon and Options on Debt Securities....  51
Independent Auditors' Report..............................................  54
Financial Statements......................................................  55

                                                           Code #10210-0196

[LOGO] MERRILL LYNCH

MERRILL LYNCH
Corporate Bond Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION


January 26, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

    Contained in Part A:

Financial Highlights:

    For each of the years in the ten-year period ended September 30, 1995,

    Contained in Part B:

    Schedules of Investments as of September 30, 1995.

    Statements of Assets and Liabilities as of September 30, 1995.

    Statements of Operations for the year ended September 30, 1995.

    Statements of Changes in Net Assets for each of the years in the two-year period ended September 30, 1995 and 1994.

Financial Highlights:

    For each of the years in the five-year period ended September 30, 1995.

  (b) EXHIBITS

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  1(a)   --Articles of Incorporation (incorporated by reference to Exhibit 1 to
          Post-Effective Amendment No. 5 to Registrant's Registration Statement
          on Form N-1) ("Post-Effective Amendment No. 5").
   (b)   --Articles of Amendment (incorporated by reference to Exhibit 1(b) to
          Post-Effective Amendment No. 13 to Registrant's Registration
          Statement on Form N-1) ("Post-Effective Amendment No. 13").
   (c)   --Articles Supplementary reclassifying shares of Intermediate Term
          Portfolio Series Common Stock (incorporated by reference to Exhibit
          1(c) to Post-Effective Amendment No. 16).
  2      --By-Laws (incorporated by reference to Exhibit 2 to Post-Effective
          Amendment No. 21 to Registrant's Registration Statement on Form N-
          1A).
  3      --Inapplicable.
  4(a)   --Specimen certificates for Class A shares of High Quality Portfolio
          Series and High Income Portfolio Series Common Stock of Registrant
          (incorporated by reference to Exhibit 4(a) filed with Post-Effective
          Amendment No. 13).

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   (b)   --Specimen certificates for Class B shares of High Quality Portfolio
          Series and High Income Portfolio Series Common Stock of Registrant
          (incorporated by reference to Exhibit 4(b) filed with Post-Effective
          Amendment No. 13).
  5      --Form of Investment Advisory Agreement between Registrant and Fund
          Asset Management, Inc. (incorporated by reference to Exhibit 5 filed with Post-Effective Amendment No. 5).
  6(a)   --Form of Class A Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (incorporated by reference to
          Exhibit 6(a) filed with Post-Effective Amendment No. 20).
   (b)   --Form of Selected Dealers Agreement between Registrant and selected dealers (incorporated by reference to Exhibit 6(b) filed with Post-
          Effective Amendment No. 20).
   (c)   --Form of Class B Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including form of Selected
          Dealer Agreement) (incorporated by reference to Exhibit 6(c) filed with Post-Effective Amendment No. 13).
   (d)   --Form of Amended Class B Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form of Selected
          Dealer Agreement) (incorporated by reference to Exhibit 6(d) filed with Post-Effective Amendment No. 20).
   (e)   --Form of Class C Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including form of Selected
          Dealer Agreement) (incorporated by reference to Exhibit 6(e) filed with Post-Effective Amendment No. 20).
   (f)   --Form of Class D Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including form of Selected
          Dealer Agreement) (incorporated by reference to Exhibit 6(f) filed with Post-Effective Amendment No. 20).
  7      --Inapplicable.
  8      --Form of Custodian Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit A.8 filed with Amendment No. 2 to Registrant's Registration Statement on Form
          S-5) ("Post-Effective Amendment No. 2").
  9(a)   --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial Data
          Services, Inc. (incorporated by reference to Exhibit 9(a) to Post-
          Effective Amendment No. 12).
   (b)   --Form of Agreement relating to the use of the "Merrill Lynch" name
          (incorporated by reference to Exhibit A.9(c) filed with Amendment No.
          2).
 10      --Inapplicable (filed with Rule 24f-2 Notice).
 11      --Consent of Deloitte & Touche LLP, independent accountants for the
          Registrant (filed herewith).

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
 12      --Inapplicable.
 13(a)   --Investment Letter--High Income Portfolio--Class C and Class D shares
          (incorporated by reference to Exhibit 13(a) filed with Post-Effective
          Amendment No. 20).
   (b)   --Investment Letter--Investment Grade Portfolio Class C and Class D
          shares (incorporated by reference to Exhibit 13(b) filed with Post-
          Effective Amendment No. 20).
   (c)   --Investment Letter--Intermediate Term Portfolio Class C and Class D
          shares (incorporated by reference to Exhibit 13(c) filed with Post-
          Effective Amendment No. 20).
 14(a)   --Prototype Individual Retirement Account Plan and Keogh Plan
          available from Merrill Lynch, Pierce, Fenner & Smith Incorporated
          (incorporated by reference to Exhibit 14 to Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1 (File No. 2-74584) of
          Merrill Lynch Retirement Series Trust, filed on January 26, 1982).
   (b)   --Prototype Merrill Lynch Basic Retirement Plan available from Merrill
          Lynch, Pierce, Fenner & Smith Incorporated (incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 3 to the Registration
          Statement on Form N-1A (File No.2-74584) of Merrill Lynch Retirement
          Series Trust, filed on December 29, 1983).
 15(a)   --Class B Distribution Plan of Registrant (incorporated by reference to Exhibit 15 filed with Post-Effective Amendment No. 13).
   (b)   --Class B Amended Distribution Plan of Registrant (including
          Distribution Plan Sub-Agreement) (incorporated by reference to
          Exhibit 15(b) filed with Post-Effective Amendment No. 18).
   (c)   --Form of Class C Distribution Plan of Registrant (including Class C
          Distribution Plan Sub-Agreement) (incorporated by reference to
          Exhibit 15(c) filed with Post-Effective Amendment No. 20).
   (d)   --Form of Class D Distribution Plan of Registrant (including Class D
          Distribution Plan Sub-Agreement) (incorporated by reference to
          Exhibit 15(d) filed with Post-Effective Amendment No. 20).
 16      --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (for Class A shares and Class B shares--incorporated by reference to Exhibit 15 filed with Post-Effective Amendment No. 13) and (for Class C shares and
          Class D shares--filed herewith).
 17(a)   --Financial Data Schedule--Class A shares (filed herewith).
   (b)   --Financial Data Schedule--Class B shares (filed herewith).
   (c)   --Financial Data Schedule--Class C shares (filed herewith).
   (d)   --Financial Data Schedule--Class D shares (filed herewith).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Inapplicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                                  NUMBER OF
                                                                 HOLDERS AT
                          TITLE OF CLASS                      DECEMBER 29, 1995
                          --------------                      -----------------
      High Income Portfolio Class A common stock, par value
       $0.10 per share.......................................       48,955
      High Income Portfolio Class B common stock, par value
       $0.10 per share.......................................      159,616
      High Income Portfolio Class C common stock, par value
       $0.10 per share.......................................       10,990
      High Income Portfolio Class D common stock, par value
       $0.10 per share.......................................        5,150
      Investment Grade Portfolio Class A common stock, par
       value $0.10 per share.................................       50,612
      Investment Grade Portfolio Class B common stock, par
       value $0.10 per share.................................       38,912
      Investment Grade Portfolio Class C common stock, par
       value $0.10 per share.................................        2,688
      Investment Grade Portfolio Class D common stock, par
       value $0.10 per share.................................        1,531
      Intermediate Term Portfolio Class A common stock, par
       value $0.10 per share.................................       24,868
      Intermediate Term Portfolio Class B common stock, par
       value $0.10 per share.................................       17,363
      Intermediate Term Portfolio Class C common stock, par
       value $0.10 per share.................................        1,384
      Intermediate Term Portfolio Class D common stock, par
       value $0.10 per share.................................          806

     --------

     Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith
           Incorporated.

ITEM 27. INDEMNIFICATION

  Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceeding against a present or former director, officer, agent, or employee of the Registrant (a "corporate representative"), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if:
(i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under the Distribution Agreements, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant.

Reference is made to Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Fund Asset Management, L.P. (the "Investment Adviser") acts as the investment adviser for the following investment companies: Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds For Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., MuniAssets Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., MuniInsured Fund, Inc., MuniYield Insured Fund II, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Income Opportunities Fund 1999, Inc., CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund, Financial Institutions Series Trust, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., CMA Multi-State Municipal Series Trust, MuniEnhanced Fund, Inc., CMA Treasury Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., Apex Municipal Fund Inc., Merrill Lynch World Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Taurus MuniNew York Holdings, Inc. and WorldWide DollarVest, Inc, Merrill Lynch Asset Management, acts as investment adviser for the following registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Convertible Holdings, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Small Cap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Global Holdings, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Global Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Balanced Fund for Investment and Retirement, Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch U.S. Treasury Money Fund and Merrill Lynch Healthcare Fund, Inc. (residents of Wisconsin must meet suitability requirements). The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser and of Merrill Lynch Funds Distributor, Inc. (the "Distributor"), and their parent corporation, Merrill Lynch Asset Management ("MLAM"), is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9011, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. is Merrill Lynch World Headquarters, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services is 4800 Deer Lake Drive, East Jacksonville, Florida 32246-6484.

  Set forth below is a list of each officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 1989 for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Glenn and Richard hold the same positions with substantially all of the investment companies described in the preceding paragraph. Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies. Mr. Zeikel is president and a director, and Mr. Richard is treasurer of the Investment Adviser and MLAM as well as all or substantially all of the investment companies advised by the Investment Adviser or MLAM.

                             POSITION WITH     OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
          NAME            INVESTMENT ADVISER                    OR EMPLOYMENT
          ----            ------------------   ------------------------------------------------
Arthur Zeikel........... President and               President and Director of MLAM;
                          Director                    Executive Vice President of
                                                      Merrill Lynch & Co.; Director of
                                                      MLFD.
Terry K. Glenn.......... Executive Vice              Executive Vice President of MLAM;
                          President and               President and Director of MLFD;
                          Director                    Director of Financial Data
                                                      Services, Inc.
Robert W. Crook......... Senior Vice President       Senior Vice President of MLFD
                                                      since 1990; Vice President of
                                                      MLFD from 1978 to 1990 and Vice
                                                      President of Investment Adviser
                                                      from 1981 to 1990.
Vincent R. Giordano..... Senior Vice President       Senior Vice President of MLAM.
Elizabeth Griffin....... Senior Vice President       Senior Vice President of MLAM
                                                      since 1990; Vice President of
                                                      MLAM from 1978 to 1990.
Norman R. Harvey........ Senior Vice President       Senior Vice President of MLAM.
N. John Hewitt.......... Senior Vice President       Senior Vice President of MLAM.
Philip L. Kirstein...... Senior Vice                 Senior Vice President, General
                          President, General          Counsel, Director and Secretary
                          Counsel, Director           of MLAM.
                          and Secretary

                            POSITION WITH    OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
          NAME           INVESTMENT ADVISER                   OR EMPLOYMENT
          ----           ------------------  ------------------------------------------------
Ronald M. Kloss......... Senior Vice               Senior Vice President; Comptroller
                          President                 of MLAM.
Stephen M. Miller....... Senior Vice               Executive Vice President of
                          President                 Princeton Administrators, Inc.
                                                    since 1989; Vice President and
                                                    Secretary of Merrill Lynch from
                                                    1982 to 1989; Secretary of
                                                    Merrill Lynch & Co. from 1982 to
                                                    1989.
Joseph T. Monagle....... Senior Vice               Senior Vice President of MLAM
                          President                 since 1990; Vice President of
                                                    MLAM from 1978-1990.
Gerald M. Richard....... Senior Vice               Senior Vice President and
                          President and             Treasurer of MLAM; Vice President
                          Treasurer                 of MLFD since 1981 and Treasurer
                                                    since 1984.
Richard L. Rufener...... Senior Vice               Senior Vice President of MLAM
                          President                 since 1986; Vice President of
                                                    MLFD.
Ronald L. Welburn....... Senior Vice               Senior Vice President of MLAM
                          President                 since 1988; Investment Fund
                                                    Manager Glickenhaus & Co. from
                                                    1983 to 1988.
Anthony Wiseman......... Senior Vice               Senior Vice President of MLAM
                          President                 since 1991; Vice President from
                                                    1990 to 1991.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) Merrill Lynch Funds Distributor, Inc. ("MLFD") acts as the principal underwriter for the Registrant, for each of the investment companies referred to in Item 28 (except MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Fund, MuniYield Arizona Fund, Inc., Apex Municipal Fund Inc., CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund, CMA Treasury Fund, CBA Money Fund, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., MuniEnhanced Fund, Inc., CMA Multi-State Municipal Series Trust, Taurus MuniNew York Holdings, Inc., Taurus MuniCalifornia Holdings, Inc., Convertible Holdings, Inc., MuniYield California Fund, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAssets Fund, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., MuniYield Quality Fund, II, Inc. and Worldwide DollarVest Fund, Inc.).

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Fatseas, Graczyk, Maguire and Wasel and Ms. Schena is One Financial Center, Boston, Massachusetts 02111-2665.

                                             (2)                   (3)
 (1)                                POSITIONS AND OFFICES POSITIONS AND OFFICES
NAME                                  WITH UNDERWRITER       WITH REGISTRANT
----                                --------------------- ---------------------
Terry K. Glenn..................... President             Executive Vice
                                                           President
Arthur Zeikel...................... Director              President, Director
Philip Kirstein.................... Director              None
Robert W. Crook.................... Senior Vice           None
                                     President
William E. Aldrich................. Senior Vice           None
                                     President
Gerald M. Richard.................. Vice President and    Treasurer
                                     Treasurer
Michael J. Brady................... Vice President        None
Richard L. Rufener................. Vice President        None
Michelle T. Lau.................... Vice President        None
Salvatore Venezia.................. Vice President        None
Sharon Creveling................... Vice President and    None
                                     Assistant
                                     Treasurer
William M. Breen................... Vice President        None
Mark A. DeSario.................... Vice President        None
James T. Fatseas................... Vice President        None
Stanley Graczyk.................... Vice President        None
William Wasel...................... Vice President        None
Debra W. Landsman-Yaros............ Vice President        None
Kevin P. Boman..................... Vice President        None
Robert Harris...................... Secretary             None

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Registrant and Financial Data Service Inc.

ITEM 31. MANAGEMENT SERVICES

  Inapplicable.

ITEM 32. UNDERTAKINGS

  (a) Not applicable.

  (b) Not applicable.

  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 26th day of January, 1996.

                                          MERRILL LYNCH CORPORATE BOND FUND,
                                           INC. (Registrant)

                                                     /s/ Arthur Zeikel
                                          By: _________________________________
                                                     Arthur Zeikel, President
                                                     (Principal Executive
                                                     Officer)

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                         TITLE                     DATE

     /s/ Arthur Zeikel             President and Director
----------------------------   (Principal Executive Officer)     January 26,
       Arthur Zeikel                                              1996

   /s/ Gerald M. Richard            Treasurer (Principal
----------------------------      Financial and Accounting       January 26,
     Gerald M. Richard                    Officer)                1996

             *                            Director
----------------------------
      Ronald W. Forbes

             *                            Director
----------------------------
   Cynthia A. Montgomery

             *                            Director
----------------------------
     Charles C. Reilly

             *                            Director
----------------------------
       Kevin A. Ryan

             *                            Director
----------------------------
      Richard R. West

       /s/ Arthur Zeikel
*By: _______________________                                     January 26,
  Arthur Zeikel (Attorney-in-                                     1996
             Fact)

                                 EXHIBIT INDEX

 EXHIBIT                                                                 PAGE
 NUMBER                                                                 NUMBER
 -------                                                                ------
  11     --Consent of Deloitte & Touche LLP, independent accountants for the Registrant..........................................
  16     --Schedule for computation of each performance quotation
          provided in the Registration Statement in response to Item
          22 for Class C shares and Class D shares....................
  17(a)  --Financial Data Schedule--Class A shares....................
  17(b)  --Financial Data Schedule--Class B shares....................
  17(c)  --Financial Data Schedule--Class C shares....................
  17(d)  --Financial Data Schedule--Class D shares....................

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull